Exhibit 10.1



                               SALE AND SERVICING
                                    AGREEMENT


                                      among


                         THE MONEY STORE TRUST 199_-___

                                     Issuer,


                          THE ORIGINATORS LISTED HEREIN

                                   Originators

                                       and


                              THE MONEY STORE INC.

                Representative, Servicer and Claims Administrator


                               Dated as of , 199_

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                                TABLE OF CONTENTS

                                                                         PAGE

                                    ARTICLE I

                                   DEFINITIONS

Section 1.01   Definitions...................................................1
Section 1.02   Other Definitional Provisions................................28

                                   ARTICLE II

                      SALE AND CONVEYANCE OF THE TRUST FUND

Section 2.01  Sale and Conveyance of Trust Account Property.
                Priority  and Subordination of Ownership Interests...........30
Section 2.02  Possession of Mortgage Files...................................30
Section 2.03  Books and Records..............................................30
Section 2.04  Delivery of Mortgage Loan Documents............................31
Section 2.05  Acceptance by Trustee and Custodian of the Trust Fund;
               Certain Substitutions; Certification by Trustee
                 and Custodian...............................................33
Section 2.06  Fees and Expenses of the Trustee and Co-Trustee................35
Section 2.07  Sale and Conveyance of the Subsequent Mortgage Loans...........35

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

Section 3.01 Representations of Representative, Servicer, Claims
              Administrator and Originators..................................38
Section 3.02 Individual Mortgage Loans.......................................44
Section 3.03 Purchase and Substitution.......................................55

                                   ARTICLE IV

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 4.01 Duties of the Servicer..........................................56
Section 4.02 Liquidation of Mortgage Loans...................................59
Section 4.03 Establishment of Principal and Interest Accounts;
              Deposits  in Principal and Interest Account....................60
Section 4.04 Permitted Withdrawals From the
                Principal and Interest Account...............................61
Section 4.05 Payment of Taxes, Insurance and Other Charges...................63
Section 4.06 Transfer of Accounts............................................64
Section 4.07 Maintenance of Hazard Insurance.................................64
Section 4.08 Maintenance of Mortgage Impairment Insurance Policy ............64
Section 4.09 Fidelity Bond...................................................65
Section 4.10 Title, Management and Disposition of REO Property...............65
Section 4.11 [RESERVED]......................................................66
Section 4.12 Collection of Certain Mortgage Loan Payments....................66
Section 4.13 Access to Certain Documentation and Information
               Regarding the Mortgage Loans..................................67
Section 4.14 Superior Liens..................................................67
Section 4.15 Duties of the Claims Administrator..............................67

                                    ARTICLE V

                           GENERAL SERVICING PROCEDURE

Section 5.01 Assumption Agreements...........................................69
Section 5.02 Satisfaction of Mortgages and Release of Mortgage Files.........69
Section 5.03 Servicing Compensation and Contingency Fee......................71
Section 5.04 Annual Statement as to Compliance...............................72
Section 5.05 Annual Independent Public Accountants' Servicing Report.........72
Section 5.06 Trustee's, Co-Trustee's and Owner Trustee's Right to Examine
              Servicer Records and Audit Operations..........................72
Section 5.07 Reports to the Trustee; Principal and
             Interest Account Statements.....................................72

                                   ARTICLE VI

                       REPORTS TO BE PROVIDED BY SERVICER

Section 6.01 Financial Statements............................................73

                                   ARTICLE VII

                         DISTRIBUTIONS; RESERVE ACCOUNT
                STATEMENTS TO CERTIFICATEHOLDERS AND NOTEHOLDERS

Section 7.01 Establishment of Trust Accounts.................................73
Section 7.02 Pre-Funding Account and Capitalized Interest Account........... 75
Section 7.03 FHA Premium Account.............................................77
Section 7.04 [RESERVED]......................................................78
Section 7.05 Distributions...................................................78
Section 7.06 Reserve Account.................................................79
Section 7.07 [Intentionally Omitted].........................................80
Section 7.08 Statements to Certificateholders and Noteholders................80
Section 7.09 Advances by the Servicer........................................82
Section 7.10 Compensating Interest...........................................82
Section 7.11 Establishment of Servicing Accounts; Collection of
             Taxes, Assessments and Similar Items............................83

                                  ARTICLE VIII

                                   [RESERVED]

                                   ARTICLE IX

                                  THE SERVICER

Section 9.01 Indemnification; Third Party Claims.............................84
Section 9.02 Merger or Consolidation of the Representative, the
              Servicer and the Claims Administrator..........................85
Section 9.03 Limitation on Liability of the Servicer and Others..............85
Section 9.04 Servicer and Claims Administrator Not to Resign.................85
Section 9.05 Appointment of Assistant Claims Administrator...................86

                                    ARTICLE X

                                     DEFAULT

Section 10.01 Servicer Default...............................................86
Section 10.02 Trustee and Co-Trustee to Act; Appointment of Successor........88
Section 10.03 Waiver of Defaults.............................................90
Section 10.04 [RESERVED].....................................................90
Section 10.05 Control by Majority Securityholders............................91

                                   ARTICLE XI

                                   TERMINATION

Section 11.01 Optional Purchase of All Mortgage Loans........................91

                                   ARTICLE XII

                      ADMINISTRATIVE DUTIES OF THE SERVICER

Section 12.01 Administrative Duties..........................................92
Section 12.02 Records........................................................95
Section 12.03 Additional Information To Be Furnished to the Issuer ..........95

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

Section 13.01 Acts of Noteholders and Certificateholders.....................95
Section 13.02 Amendment......................................................95
Section 13.03 Recordation of Agreement.......................................96
Section 13.04 Duration of Agreement..........................................96
Section 13.05 Governing Law..................................................96
Section 13.06 Notices........................................................97
Section 13.07 Severability of Provisions.....................................97
Section 13.08 No Partnership.................................................97
Section 13.09 Counterparts...................................................97
Section 13.10 Successors and Assigns.........................................97
Section 13.11 Headings.......................................................98
Section 13.12 Assignment to Trustee..........................................98
Section 13.13 Nonpetition Covenant...........................................98
Section 13.14 Limitation of Liability of Owner Trustee and Trustee  .........98
Section 13.15 Independence of the Servicer ..................................99
Section 13.16 Notification to Rating Agencies ...............................99

                                    EXHIBITS

SCHEDULE I Description of Certain Litigation
EXHIBIT A  Contents of Mortgage File
EXHIBIT B Principal and Interest Account Letter Agreement
EXHIBIT C Form of Trustee/Co-Trustee Initial Certification
EXHIBIT C-1 Form of Trustee/Co-Trustee Interim Certification
EXHIBIT D Form of Trustee/Co-Trustee Final Certification
EXHIBIT E Mortgage Loan Schedule
EXHIBIT F List of Originators
EXHIBIT G Request for Release of Documents
EXHIBIT G-1 Request for Release Documents of 90 Day Delinquent FHA Loans EXHIBIT H [Reserved]
EXHIBIT I  Custodial Agreement
EXHIBIT J  FHA Custodial Agreement
EXHIBIT K  Form of Liquidation Report
EXHIBIT L  Form of Delinquency Report
EXHIBIT M  Servicer's Monthly Computer Tape Format
EXHIBIT N  Subservicing Agreement
EXHIBIT O  Prices for Low Interest Mortgage Loans

                                                 SALE AND SERVICING AGREEMENT
                                      dated as of ______________, 1997, among
                                     THE MONEY STORE Trust 199_-_, a Delaware business trust (the "Issuer"), the entities listed on Exhibit F hereto (collectively, the "Originators"), and The Money Store Inc., a New Jersey corporation, ("TMS") as Representative (the "Representative"),
                                     Servicer (the "Servicer") and Claims
                                     Administrator (the "Claims Administrator").

          WHEREAS, the Issuer desires to purchase a portfolio of mortgage loans from the Originators;

         WHEREAS, the Originators have either originated and underwritten, or purchased and re-underwritten, such mortgage loans, and are willing to sell such mortgage loans to the Issuer; and

         WHEREAS, the Servicer is willing to service such mortgage loans and the Claims Administrator is willing to serve as Claims Administrator;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          Section 1.01 DEFINITIONS. Whenever used in this Agreement, the following words and phrases shall have the following meanings:

          ACCOUNT: The Certificate Distribution Account, Note Distribution Account, Pre-Funding Account, Expense Account, Capitalized Interest Account, Reserve Account or Servicing Account (including any sub-accounts of any of the foregoing) and the FHA Premium Account.

          ADDITION NOTICE: With respect to the transfer of Subsequent Mortgage Loans to the Trust Fund pursuant to Section 2.07 herein, notice, which shall be given not later than five Business Days prior to the related Subsequent Transfer Date, of the Representative's designation of Subsequent, Mortgage Loans to be sold to the Trust Fund and the aggregate Principal Balance of such Subsequent Mortgage Loans.

          ADJUSTED MORTGAGE INTEREST RATE: A percentage per annum, equal to the related Mortgage Interest Rate less the per annum rate used in calculating (i) the Annual Expense Escrow Amount, (ii) the FHA Premium in connection with FHA Loans for which the related Mortgagor pays the FHA Premium as part of the Mortgage Interest Rate, (iii) the Servicing Fee and (iv) the Contingency Fee.

          [AGGREGATE NET LOSSES: With respect to a Due Period, the aggregate principal balance of all Mortgage Loans newly designated during such Due Period as Liquidated Mortgage Loans minus Liquidation Proceeds collected during such Due Period with respect to all Liquidated Mortgage Loans.]

          AGREEMENT: This Sale and Servicing Agreement, as the same may be amended and supplemented from time to time.

          ANNUAL EXPENSE ESCROW AMOUNT: An amount equal to the product of (i) .__% per annum and (ii) the sum of the Certificate Balance and the aggregate
Note Balance, which is computed and payable on a monthly basis and represents the estimated annual Trustee's and Co-Trustee's fees and expenses of the Trust Fund.

          ASSIGNMENT OF MORTGAGE: An assignment, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to reflect the sale of the Mortgage to the Issuer, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction.

          AVAILABLE PRINCIPAL: With respect to any Remittance Date, the sum of the following amounts without duplication: (a) that portion of all collections on the Mortgage Loans allocable to principal in respect of the preceding Due Period; (b) Liquidation Proceeds attributable to the principal amount of Mortgage Loans which became Liquidated Mortgage Loans during the preceding Due Period in accordance with the Servicer's customary servicing procedures; (c) to the extent attributable to principal, the Purchase Price of each Mortgage Loan repurchased by the Originators or purchased by the Servicer during the preceding Due Period; and (d) amount to be transferred from the Prefunding Account to the Note Distribution Account with respect to the Remittance Date in __________; PROVIDED, HOWEVER, that in calculating the Available Principal, all payments and proceeds (including Liquidation Proceeds) of any Mortgage Loans repurchased by the Originators or purchased by the Servicer the Purchase Price of which has been included in the Available Principal in a prior Due Period shall be excluded.

          BASIC DOCUMENTS: The Certificate of Trust, the Trust Agreement, the Indenture, the Depository Agreements, this Sale and Servicing Agreement and other documents and certificates delivered in connection therewith.

          BIF: The Bank Insurance Fund, or any successor thereto.

          BUSINESS DAY: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the States of New York or ____________ are required or authorized by law to be closed.

          CAPITALIZED INTEREST ACCOUNT: The account established in accordance with Section 7.02(e) hereof and maintained by the Trustee.

          CAPITALIZED INTEREST REQUIREMENT: With respect to each Remittance Date during the Funding Period, the excess, if any, of (i) 30 days' interest calculated at the Weighted Average Remittance Rate on the excess of (a) the Note Balance for such remittance Date (or, with respect to the first Remittance Date, the Closing Date) over (b) the aggregate Principal Balances of the Mortgage Loans as of the immediately preceding Remittance Date (or, with respect to the first Remittance Date, the Closing Date) over (ii) any Pre-Funding Earnings to be transferred to the Note Distribution Account on such Remittance Date pursuant to Section 7.02(f).

          CERTIFICATE: A Trust Certificate (as defined in the Trust Agreement).

          CERTIFICATE BALANCE: Equals, initially, $ and, thereafter, equals the initial Certificate Balance, reduced by all amounts allocable to principal previously distributed to Certificateholders.

          CERTIFICATE DISTRIBUTION ACCOUNT: Has the meaning assigned to such term in the Trust Agreement.

          CERTIFICATEHOLDER or HOLDER: Each Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent, waiver, request or demand pursuant to the Basic Documents, any Certificate registered in the name of the Representative, the Servicer, the Claims Administrator, any Subservicer or any Originator, or any affiliate of any of them, shall be deemed not to be outstanding and the undivided percentage interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Certificates necessary to effect any such consent, waiver, request or demand has been obtained.

          CERTIFICATEHOLDERS' DISTRIBUTABLE AMOUNT: With respect to any Remittance Date, the sum of the Certificateholders' Interest Distributable Amount and the Certificateholders' Principal Distributable Amount.

          CERTIFICATEHOLDERS' INTEREST CARRYOVER SHORTFALL: With respect to any Remittance Date, the excess of the Certificateholders' Monthly Interest Distributable Amount for the preceding Remittance Date and any outstanding Certificateholders' Interest Carryover Shortfall on such preceding Remittance Date, over the amount in respect of interest at the Certificate Rate that is actually deposited in the Certificate Distribution Account on such preceding Remittance Date, plus interest on such excess, to the extent permitted by law, at the Certificate Rate from and including such preceding Remittance Date to but excluding the current Remittance Date.

          CERTIFICATEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT: With respect to any Remittance Date, the sum of the Certificateholders' Monthly Interest Distributable Amount for such Remittance Date and the Certificateholders' Interest Carryover Shortfall for such Remittance Date.

          CERTIFICATEHOLDERS' MONTHLY INTEREST DISTRIBUTABLE AMOUNT: With respect to any Remittance Date, 30 days of interest (or, in the case of the first Remittance Date, interest accrued from and including the Closing Date to but excluding such Remittance Date) at the Certificate Rate on the Certificate Balance on the immediately preceding Remittance Date, after giving effect to all payments of principal to the Certificateholders on or prior to such Remittance Date (or, in the case of the first Remittance Date, the Certificate Balance on the Closing Date).

          CERTIFICATEHOLDERS' MONTHLY PRINCIPAL DISTRIBUTABLE AMOUNT: With respect to any Remittance Date, the Certificateholders' Percentage of the Principal Distribution Amount or, with respect to any Remittance Date on or after the Remittance Date on which the outstanding principal balance of the Class A- Notes is reduced to zero, 100% of the Principal Distribution Amount (less any amount required on the first such Remittance Date to reduce the outstanding principal balance of the Class A- Notes to zero, which shall be deposited into the Note Distribution Account).

          CERTIFICATEHOLDERS' PERCENTAGE: 100% minus the Noteholders'
Percentage.

          CERTIFICATEHOLDERS' PRINCIPAL CARRYOVER SHORTFALL: As of the close of any Remittance Date, the excess of the Certificateholders' Monthly Principal Distributable Amount and any outstanding Certificateholders' Principal Carryover Shortfall from the preceding Remittance Date, over the amount in respect of principal that is actually deposited in the Certificate Distribution Account on such current Remittance Date.

          CERTIFICATEHOLDERS' PRINCIPAL DISTRIBUTABLE AMOUNT: With respect to any Remittance Date, the sum of the Certificateholders' Monthly Principal Distributable Amount for such Remittance Date and the Certificateholders' Principal Carryover Shortfall as of the close of the preceding Remittance Date; PROVIDED, HOWEVER, that the Certificateholders' Principal Distributable Amount shall not exceed the Certificate Balance. In addition, on the Certificate Final Scheduled Remittance Date, the principal required to be distributed to Certificateholders will include the lesser of (a) any payments of principal due and remaining unpaid on each Mortgage Loan in the Trust as of , or (b) the portion of the amount that is necessary (after giving effect to the other amounts to be deposited in the Certificate Distribution Account on such Remittance Date and allocable to principal) to reduce the Certificate Balance to zero, in either case after giving effect to any required distribution of the Noteholders' Principal Distributable Amount to the Note Distribution Account. In addition, on any Remittance Date on which, after giving effect to all distributions to the Servicer, the Noteholders and the Certificateholders on such Remittance Date, (i) the outstanding principal balance of the Notes is zero and (ii) the amount on deposit in the Spread Account is equal to or greater than the Certificate Balance, Certificateholders' Principal Distributable Amount shall include an amount equal to such Certificate Balance.

          CERTIFICATE RATE: ___% per annum.

          [CHARGE-OFF RATE: With respect to a Due Period, the Aggregate Net Losses with respect to the Mortgage Loans expressed, on an annualized basis, as a percentage of the average of (x) the Pool Balance on the last day of the immediately preceding Due Period and (y) the Pool Balance on the last day in such Due Period.]

          CIVIL RELIEF ACT: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

          CLAIM: An insurance claim submitted to the FHA by the Claims Administrator with respect to a 90 Day Delinquent FHA Loan pursuant to the FHA Regulations.

          CLAIMS ADMINISTRATOR: The Servicer, acting in the capacity of Claims Administrator appointed as herein provided.

          CLASS ADJUSTED MORTGAGE LOAN REMITTANCE RATE: With respect to each Mortgage Loan, a percentage per annum, being the sum of (i) the Weighted Average Remittance Rate, (ii) ___% per annum, relating to the Annual Expense Escrow Amount, and (iii) with respect to the FHA Loans for which the FHA Insurance Premium is paid by the related Mortgagor as part of the Mortgage Interest Rate, the Insurance Rate.

          CLOSING DATE: _________________, 199_.

          CODE: The Internal Revenue Code of 1986, as amended, or any successor legislation thereto.

          COMPENSATING INTEREST: As defined in Section 7.10.

          CONTINGENCY FEE: As to each Mortgage Loan, the annual fee which is, in addition to the Servicing Fee, payable to the Servicer pursuant to Section 5.03 of this Agreement. Such fee shall be calculated and payable monthly only from the amounts received in respect of interest on such Mortgage Loan, shall accrue at the rate of __% per annum and shall be computed on the basis of the same principal amount and for the period respecting which any related interest payment on a Mortgage Loan is computed. The Contingency Fee is payable solely from the interest portion of related (i) Monthly Payments, (ii) Liquidation Proceeds or (iii) Released Mortgaged Property Proceeds collected by the Servicer, or as otherwise provided in Section 4.04.

          CONTRACT OF INSURANCE: A Contract of Insurance under Title I.

          CONVENTIONAL LOANS: Mortgage Loans that are not FHA Loans.

          CO-TRUSTEE: _________________, a _________ headquartered in _________,
_________.

          CUMULATIVE REALIZED LOSSES: As of any date of determination, the aggregate amount of Realized Losses with respect to the applicable Pool of Mortgage Loans since the Closing Date.

          CURTAILMENT: With respect to a Mortgage Loan, any payment of principal received during a Due Period as part of a payment that is in excess of five times the amount of the Monthly Payment due for such Due Period and which is not intended to satisfy the Mortgage Loan in full, nor is intended to cure a delinquency.

          CUSTODIAL AGREEMENT: Any agreement to be entered into pursuant to the Indenture for the retention of each Mortgage File.

          CUSTODIAN: Any custodian appointed pursuant to the Indenture, provided that such custodian shall be independent of the Servicer, the Representative and the Claims Administrator, except in the event the Trustee or the Co-Trustee shall be the Servicer or the Claims Administrator.

          CUT-OFF DATE: ________ __, 199_; provided, however, that for purposes of determining characteristics of the Initial Mortgage Loans as of the Cut-Off Date, the Cut-Off Date for those Initial Mortgage Loans originated after ________ __, 199_ shall be deemed to be the date of the applicable Mortgage Note.

          CUTOFF DATE PRINCIPAL BALANCE: With respect to any Mortgage Loan, the unpaid principal balance thereof as of the Cut-Off Date (or as of the applicable date of substitution with respect to a Qualified Substitute Mortgage Loan pursuant to Section 3.02 or 3.03).

          DEALER LOANS: Mortgage Loans in which a dealer-contractor participates in the financing.

          [DEBT SERVICE REDUCTION: With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction of the Monthly Payment due on such Mortgage Loan.]

          DEFICIENT VALUATION: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, which valuation results from a proceeding initiated under the United States Bankruptcy Code, as amended from time to time (11 U.S.C.).

          DELETED MORTGAGE LOAN: A Mortgage Loan replaced by a Qualified Substitute Mortgage Loan.

          [DELINQUENCY PERCENTAGE: With respect to a Due Period, the ratio of
(a) the outstanding principal balance of all outstanding Mortgage Loans 60 days or more delinquent (which amount shall include Mortgage Loans in respect of Mortgaged Properties that have been repossessed but not yet sold or otherwise liquidated) as of the last day of such Due Period, determined in accordance with the Servicer's normal practices, divided by (b) the outstanding principal balance of all Mortgage Loans on the last day of such Due Period.]

          DELIVERY: When used with respect to Trust Account Property means:

         (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9.105(1)(i) of the UCC and are susceptible of physical delivery, transfer thereof to the Trustee or its nominee or custodian by physical delivery to the Trustee or its nominee or custodian endorsed to, or registered in the name of, the Trustee or its nominee or custodian or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102 of the UCC) transfer thereof (i) by delivery of such certificated security endorsed to, or registered in the name of, the Trustee or its nominee or custodian or endorsed in blank to a financial intermediary (as defined in Section 8-313 of the UCC) and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Trustee or its nominee or custodian and the sending by such financial intermediary of a confirmation of the purchase of such certificated security by the Trustee or its nominee or custodian, or (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102(3) of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of a financial intermediary by the amount of such certificated security, the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the financial intermediary, the maintenance of such certificated securities by such clearing corporation or a "custodian bank" (as defined in Section 8-102(4) of the UCC) or the nominee of either subject to the clearing corporation's exclusive control, the sending of a confirmation by the financial intermediary of the purchase by the Trustee or its nominee or custodian of such securities and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Trustee or its nominee or custodian (all of the foregoing, "Physical Property"), and, in any event, any such Physical Property in registered form shall be in the name of the Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property to the Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

        (b) with respect to any securities issued by the U.S. Treasury, FHLMC or by FNMA that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable Federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Trust Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a financial intermediary which is also a "depository" pursuant to applicable Federal regulations and issuance by such financial intermediary of a deposit advice or other written confirmation of such book-entry registration to the Trustee or its nominee or custodian of the purchase by the Trustee or its nominee or custodian of such book-entry securities; the making by such financial intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Trustee or its nominee or custodian and indicating that such custodian holds such Trust Account Property solely as agent for the Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof; and

          (c) with respect to any item of Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the financial intermediary, the sending of a confirmation by the financial intermediary of the purchase by the Trustee or its nominee or custodian of such uncertificated security, the making by such financial intermediary of entries on its books and records identifying such uncertificated certificates as belonging to the Trustee or its nominee or custodian.

          DEPOSITORY: The Depository Trust Company, and any successor Depository hereafter named.

          DEPOSITORY AGREEMENTS: The Certificate Depository Agreement and the Note Depository Agreement.

          DESIGNATED DEPOSITORY INSTITUTION: With respect to each Principal and Interest Account, an entity which is an institution whose deposits are insured by either the BIF or SAIF administered by the FDIC, the unsecured and uncollateralized long-term debt obligations of which shall be rated "A" or better by S&P and A2 or better by Moody's, or one of the two highest short-term ratings by S&P and the highest short term rating by Moody's, and which is either
(i) a federal savings association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws, or (iv) a principal subsidiary of a bank holding company, in each case acting or designated by the Servicer as the depository institution for a Principal and Interest Account.

          DETERMINATION DATE: That day of each month which is the later of (i) the third Business Day prior to the 15th day of such month and (ii) the seventh Business Day of such month.

          DIRECT PARTICIPANT: Any broker-dealer, bank or other financial institution for which the Depository holds Class A Certificates from time to time as a securities depository.

          DUE DATE: The day of the month on which the Monthly Payment is due from the Mortgagor on a Mortgage Loan.

          DUE PERIOD: With respect to each Remittance Date, the calendar month preceding the month in which such Remittance Date appears.

          EXCESS PAYMENTS: With respect to a Due Period, any amounts received on a Mortgage Loan in excess of the Monthly Payment due on the Due Date relating to such Due Period which does not constitute either a Curtailment or a Principal Prepayment or payment with respect to an overdue amount. Excess Payments are payments of principal for purposes of this Agreement.

          FDIC: The Federal Deposit Insurance Corporation and any successor thereto.

          FHA: The Federal Housing Administration, and its successors in interest.

          FHA INSURANCE PREMIUM: The premium charged by the FHA pursuant to 24 C.F.R. ss. 201.31, or any successor regulation, as payment for Title I insurance coverage for an FHA Loan, which premium shall be the responsibility of the Servicer, who will be reimbursed from the FHA Premium Account in accordance with
Section 4.04(b) hereof.

          FHA LOAN: A Mortgage Loan that is partially insured by the FHA under Title I.

          FHA PAYMENT: The amount received from the FHA for a Claim filed with respect to a 90 Day Delinquent FHA Loan.

          FHA PREMIUM ACCOUNT: The account established and maintained by the Trustee in accordance with Section 7.03 hereof.

          FHA PREMIUM AMOUNT: With respect to any FHA Loan for any Remittance Date, (i) if the FHA Insurance Premium is paid by the related Mortgagor as part of the Mortgage Interest Rate on an FHA Loan, an amount equal to 1/12 of the product of the Insurance Rate times the Principal Balance as of the first day of the immediately preceding Due Period and (ii) if the related Mortgagor pays the FHA Insurance Premium as a separate amount in addition to Monthly Payments, any such amount received by the Servicer during the related Due Period.

          FHA REGULATIONS: The regulations of the FHA with respect to Title I Mortgage loans set forth in 24 C.F.R. ss. 201, as the same may be amended during the term of this Agreement.

          FHA RESERVE ACCOUNT: The account of the Co-Trustee maintained by the FHA with respect to the FHA Loans and certain other mortgage loans in accordance with Section 4.16 hereof, registered in the name of the Co-Trustee and insured by the FHA under Title I in accordance with the FHA Regulations.

          FHLMC: The Federal Home Loan Mortgage Corporation and any successor thereto.

          FHLMC: Federal Home Loan Mortgage Corporation or any successor thereto.

          FIDELITY BOND: As described in Section 4.09.

          FINAL SCHEDULED REMITTANCE DATE: With respect to (i) the Class A-1 Notes, the _____ __ Remittance Date, (ii) the Class A-2 Notes, the Remittance Date, [(iii) the Class A-3 Notes, the Remittance Date, (iv) the Class A-4 Notes, the Remittance Date, (v) the Class A-5 Notes, the Remittance Date and
(vi) the Certificates, the Remittance Date].

          FINAL SCHEDULED MATURITY DATE: _________ __, ____ .

          FNMA: The Federal National Mortgage Association and any successor thereto.

          FORECLOSURE PROFITS: With respect to a Liquidated Mortgage Loan, the amount, if any, by which (i) the aggregate of the related Net Liquidation Proceeds exceeds (ii) the related Principal Balance (plus accrued and unpaid interest thereon at the applicable Mortgage Rate from the date interest was last paid through the date of receipt of the final Liquidation Proceeds) of such Liquidated Mortgage Loan immediately prior to the final recovery of its Liquidation Proceeds.

          FUNDING PERIOD: The period commencing on the Closing Date and ending on the earliest to occur of (i) the date on which the amount on deposit in the Pre-Funding Account is less than $_______, (ii) the date on which a Servicer Default occurs and (iii) at the close of business on ____ __, 199_.

          GP INTEREST: The 1% interest in the Trust held by ___________________, a ___________ corporation, pursuant to the Trust Agreement.

          HIGH-RISE CONDOMINIUM: A multiple dwelling unit of five stories or more in which individual fee title is held to the interior space only and all other elements of the structure and land are held in undivided common ownership.

          HUD: The United States Department of Housing and Urban Development, and its successor in interest.

          INDENTURE: The Indenture dated as of ______ __, 199_, between the Issuer and the Trustee, as the same may be amended and supplemented from time to time.

          INDIRECT PARTICIPANT: Any financial institution for whom any Direct Participant holds an interest in any Certificate or Note.

          INITIAL MORTGAGE LOANS: The Mortgage Loans listed on Exhibit E hereto and delivered to the Trustee on the Closing Date.

          INSOLVENCY EVENT: With respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver (including any receiver appointed under the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended), liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

          INSURANCE PROCEEDS: Proceeds (other than FHA Payments) paid (i) to the Issuer or the Servicer by any insurer pursuant to any insurance policy covering a Mortgage Loan, Mortgaged Property, or REO Property, including but not limited to title, hazard, life, health and/or accident insurance policies, and/or (ii) by the Servicer pursuant to Section 4.08, in either case, net of any expenses which are incurred by the Servicer in connection with the collection of such proceeds and not otherwise reimbursed to the Servicer.

          INSURANCE RATE: As to any FHA Loan with respect to which the FHA Insurance Premium is paid by the related Mortgagor as part of the Mortgage Interest Rate, the rate of 1.0% per annum, which is used to calculate the amount to be applied to the payment of the related FHA Insurance Premium.

          INTEREST DISTRIBUTION AMOUNT: With respect to any Remittance Date, the sum of the following amounts without duplication: (a) that portion of all collections on the Mortgage Loans allocable to interest in respect of the preceding Due Period; (b) Liquidation Proceeds attributable to interest on the Mortgage Loans which became Liquidated Mortgage Loans during the preceding Due Period in accordance with the Servicer's customary servicing procedures; (c) the Purchase Price of each Mortgage Loan that became a Purchased Mortgage Loan during the preceding Due Period to the extent attributable to accrued interest on such Mortgage Loan; (d) Recoveries for such Due Period; (e) Investment Earnings for such Remittance Date; and (f) during the Funding Period, amounts to be transferred to the Note Distribution Account from the Capitalized Interest Account and the Pre-Funding Earnings; PROVIDED, HOWEVER, that in calculating the Interest Distribution Amount, all payments and proceeds (including Liquidation Proceeds) of any Purchased Mortgage Loans the Purchase Price of which has been included in the Interest Distribution Amount in a prior Due Period shall be excluded.

          INTEREST RATE: Means (i) ___% per annum with respect to the Class A-1 Notes, (ii) __% per annum with respect to the Class A-2 Notes, (iii) ___% per annum with respect to the Class A-3 Notes, (iv) ___% per annum with respect to the Class A-4 Notes and (v) ___% per annum with respect to the Class A-5 Notes.

          INVESTMENT EARNINGS: With respect to any Remittance Date, the investment earnings (net of losses and investment expenses) on amounts on deposit in the Trust Accounts and the Certificate Distribution Account.

          ISSUER: means The Money Store Trust 199_-___ .

          LIEN: A security interest, lien, charge, pledge or encumbrance of any kind, other than tax liens, mechanics' liens and any liens which attach to the respective Mortgage Loan by operation of law as a result of any act or omission by the related Mortgagor.

          LIQUIDATED MORTGAGE LOAN: (a) Any defaulted Mortgage Loan or REO Property as to which the Servicer has determined that all amounts which it reasonably and in good faith expects to recover have been recovered from or on account of such Mortgage Loan (including, with respect to FHA Loans, FHA Payments) or (b) any 90 Day Delinquent Loan offer than a 90 Day Delinquent FHA Loan for which a Claim is eligible to be filed with the FHA.

          LIQUIDATION PROCEEDS: Cash, including Insurance Proceeds, proceeds of any REO Disposition, amounts required to be deposited in the Principal and Interest Account pursuant to Section 4.10 hereof, and any other amounts other than FHA Payments and Related Payments received in connection with the liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise.

          LOAN-TO-VALUE RATIO OR LTV: With respect to any Mortgage Loan, (i) the sum of (a) the original principal balance of such Mortgage Loan plus (b) the remaining balance of any Prior Lien, if any, at the time of origination of such Mortgage Loan, less (c) that portion of the principal balance equal to the amount of the premium for credit life insurance collected by the Originators, divided by (ii) the value of the related Mortgaged Property, based upon the appraisal (or, in the case of certain Mortgage Loans with original principal balances of less than $15,000, such other method of valuation acceptable to the related Originator) made at the time of origination of the Mortgage Loan.

          LOW INTEREST MORTGAGE LOAN: A Mortgage Loan having a Mortgage Interest Rate below the sum of the Certificate Rate plus _.__%.

          LOW-RISE CONDOMINIUM: A multiple dwelling unit of four stories or less in which individual fee title is held to the interior space only and all other elements of the structure and land are held in undivided common ownership.

          MAJORITY SECURITYHOLDERS: Until such time as the principal amount of all classes of Notes have been reduced to zero, the holder or holders of in excess of 50% of the current principal amount of all classes of Notes (accordingly, the holders of the Certificates shall be excluded from any rights or actions of the Majority Securityholders during such period); and (ii) thereafter, the holder or holders of in excess of 50% of the Certificate Balance.

          [MAXIMUM SUBORDINATED AMOUNT: The initial Maximum Subordinated Amount shall be $___________, which amount equals __.__% of the sum of the original Pool Balance. On any Remittance Date, the Maximum Subordinated Amount shall equal the initial Maximum Subordinated Amount less Cumulative Realized Losses through the last day of the month preceding such Remittance Date. The Maximum Subordinated Amount on any date other than a Remittance Date shall be equal to the Maximum Subordinated Amount as of the immediately preceding Remittance Date (or, prior to the first Remittance Date, the initial Maximum Subordinated Amount), provided, however, that the Maximum Subordinated Amount shall never be less than zero.]

          MIXED USE BUILDING: A building containing both residential dwelling units and commercial use units, E.G., retail stores or office space.

          MONTHLY ADVANCE: An advance made by the Servicer pursuant to Section
7.09 hereof.

          MONTHLY PAYMENT: The scheduled monthly payment of principal and/or interest required to be made by a Mortgagor on the related Mortgage Loan, as set forth in the related Mortgage Note.

          MOODY'S: Moody's Investors Service, or any successor thereto.

          MORTGAGE: The mortgage, deed of trust or other instrument creating a lien on the Mortgaged Property.

          MORTGAGE FILE: The mortgage documents listed in Section 2.04 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

          MORTGAGE IMPAIRMENT INSURANCE POLICY: As described in Section 4.08.

          MORTGAGE INTEREST RATE: The fixed rate of interest borne by a Mortgage Note, as shown on the applicable Mortgage Loan Schedule.

          MORTGAGE LOAN: An individual mortgage loan which is transferred to the Trustee or the Co-Trustee pursuant to this Agreement, including any Subsequent Mortgage Loan, together with the rights and obligations of a holder thereof and payments thereon and proceeds therefrom, the Mortgage Loans originally subject to this Agreement being identified on the Mortgage Loan Schedules annexed hereto as Exhibit E. Any mortgage loan which, although intended by the parties hereto to have been, and which purportedly was, sold to the Issuer by the applicable Originator (as indicated by Exhibit E), in fact was not sold or otherwise transferred and assigned to the Trust Fund for any reason whatsoever, including, without limitation, the incorrectness of the statement set forth in Section 3.02(i) hereof with respect to such mortgage loan, shall nevertheless be considered a "Mortgage Loan" for all purposes of this Agreement.

          MORTGAGE LOAN SCHEDULE: The schedule of Mortgage Loans attached hereto as Exhibit E, such schedule identifying each Mortgage Loan by address of the Mortgaged Property and the name of the Mortgagor and setting forth as to each Mortgage Loan the following information: (i) the Principal Balance as of the close of business on the Cut-Off Date, (ii) the account number, (iii) the original principal amount, [(iv) the LTV as of the date of the origination of the related Mortgage Loan,] (v) the Due Date, (vi) the Mortgage Interest Rate,
(vii) the first Due Date, (viii) the Monthly Payment, (ix) the maturity date of the Mortgage Note, and (x) the remaining number of months to maturity as of the Cut-Off Date. Also, the Mortgage Loan Schedule will indicate, based upon loan number, whether the related Mortgage Loan is an FHA Loan or a Conventional Loan.

          MORTGAGE NOTE: The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

          MORTGAGED PROPERTY: The underlying property securing a Mortgage Loan, consisting of a fee simple estate in a single contiguous parcel of land improved by a Residential Dwelling.

          MORTGAGOR: The obligor on a Mortgage Note.

          MULTIFAMILY LOANS: Mortgage Loans secured by Multifamily Properties.

          MULTIFAMILY PROPERTY: A residential or mixed-use property, such as rental apartment buildings or projects containing five or more units.

          NET LIQUIDATION PROCEEDS: Liquidation Proceeds net of (i) any reimbursements to the Servicer made therefrom pursuant to Section 4.04(b) and
(ii) amounts required to be released to the related Mortgagor pursuant to applicable law.

          1933 ACT: The Securities Act of 1993, as amended.

          90 DAY DELINQUENT FHA LOAN: A 90 Day Delinquent Loan that is an FHA Loan.

          90 DAY DELINQUENT LOAN: With respect to any Remittance Date, a Mortgage Loan with respect to which four consecutive Monthly Payments have not been received by the Servicer as of the last day of the related Due Period unless, on or prior to the last day of the Due Period in which the fourth Monthly Payment is due, the Servicer has received from the related Mortgagor an amount at least equal to one unpaid Monthly Payment.

          NON-ACKNOWLEDGED FHA LOAN: As defined in Section 3.02(lll) hereof.

          NONRECOVERABLE ADVANCES: With respect to any Mortgage Loan, (i) any Monthly Advance previously made and not reimbursed pursuant to Section 4.04 or 7.09, or (ii) a Servicing Advance or Monthly Advance proposed to be made in respect of a Mortgage Loan or REO Property which, in the good faith business judgment of the Servicer, will not or, in the case of a proposed advance, would not be ultimately recoverable pursuant to Sections 4.04 or 7.09.

          NOTE BALANCE: Equals, initially __________ and, thereafter, equals the initial Note Balance, reduced by all amounts allocable to principal previously distributed to Noteholders.

          NOTE DISTRIBUTION ACCOUNT: The account designated as such, established and maintained pursuant to Section 7.01.

          NOTEHOLDERS' DISTRIBUTABLE AMOUNT: With respect to any Remittance Date, the sum of the Noteholders' Principal Distributable Amount and the Noteholders' Interest Distributable Amount.

          NOTEHOLDERS' INTEREST CARRYOVER SHORTFALL: With respect to any Remittance Date, the excess of the Noteholders' Monthly Interest Distributable Amount for the preceding Remittance Date and any outstanding Noteholders' Interest Carryover Shortfall on such preceding Remittance Date, over the amount in respect of interest that is actually deposited in the Note Distribution Account on such preceding Remittance Date, plus interest on the amount of interest due but not paid to Noteholders on the preceding Remittance Date, to the extent permitted by law, at the respective Interest Rate borne by each class of Notes from such preceding Remittance Date through the current Remittance Date.

          NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT: With respect to any Remittance Date, the sum of the Noteholders' Monthly Interest Distributable Amount for such Remittance Date and the Noteholders' Interest Carryover Shortfall for such Remittance Date.

          NOTEHOLDERS' MONTHLY INTEREST DISTRIBUTABLE AMOUNT: With respect to any Remittance Date and any Class of Notes, 30 days of interest (or, in the case of the first Remittance Date, the interest accrued from and including the Closing Date to but excluding such Remittance Date) at the Interest Rate for such class of Notes on the outstanding principal balance of the Notes of such class on the immediately preceding Remittance Date, after giving effect to all distributions of principal to Noteholders of such class on such Remittance Date (or, in the case of the first Remittance Date, on the Closing Date).

          NOTEHOLDERS' MONTHLY PRINCIPAL DISTRIBUTABLE AMOUNT: With respect to any Remittance Date, the Noteholders' Percentage of the Principal Distribution Amount.

          NOTEHOLDERS' PERCENTAGE: 100% until the point in time at which Class A-1 Notes, Class A-2 Notes [, Class A-3 Notes, Class A-4 Notes and Class A-5 Notes] have been paid in full and zero thereafter.

          NOTEHOLDERS' PRINCIPAL CARRYOVER SHORTFALL: As of the close of any Remittance Date, the excess of the Noteholders' Monthly Principal Distributable Amount and any outstanding Noteholders' Principal Carryover Shortfall from the preceding Remittance Date over the amount in respect of principal that is actually deposited in the Note Distribution Account.

          NOTEHOLDERS' PRINCIPAL DISTRIBUTABLE AMOUNT: With respect to any Remittance Date, the sum of the Noteholder's Monthly Principal Distributable Amount for such Remittance Date and the Noteholders' Principal Carryover Shortfall as of the close of the preceding Remittance Date; PROVIDED, HOWEVER, that the Noteholders' Principal Distributable Amount shall not exceed the outstanding principal balance of the Notes. In addition, on the Final Scheduled Remittance Date of each class of Notes, the principal required to be deposited in the Note Distribution Account will include the amount necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Remittance Date and allocable to principal) to reduce the Outstanding Amount of such class of Notes to zero.

          OFFICER'S CERTIFICATE: A certificate delivered to the Trustee or Co-Trustee, as the case may be, signed by the Chairman of the Board, the President, a Vice President or Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Secretaries of the Representative, an Originator, the Servicer or the Claims Administrator, as required by this Agreement.

          OPINION OF COUNSEL: A written opinion of counsel, who may, without limitation, be counsel for the Representative, the Servicer or the Claims Administrator, reasonably acceptable to the Trustee and experienced in matters relating thereto.

          ORIGINAL COLLATERAL AMOUNT: The sum of (i) the aggregate Principal Balance of the Initial Mortgage Loans as of the Cut-Off Date and (ii) the Original Pre-Funded Amount.

          ORIGINAL PRE-FUNDED AMOUNT: $___________.__, representing the amount deposited in the Pre-Funding Account on the Closing Date.

          [ORIGINAL VALUE: The value of the Mortgaged Property at the time of origination of the related Mortgage Loan, such value being the lower of the value of such property set forth in an appraisal acceptable to the originator of the Mortgage Loan or the sales price of such property at the time of origination or, in the case of a refinancing, the value of such property set forth in an appraisal acceptable to the Originator.]

          ORIGINATOR: Any of the entities listed on Exhibit F hereto, each of which is a direct wholly-owned subsidiary of the Representative, and each of which is a Subservicer as of the date hereof.

          OWNER-OCCUPIED MORTGAGED PROPERTY: A Residential Dwelling as to which the related Mortgagor represented at the time of the origination of the Mortgage Loan an intent to occupy as such Mortgagor's primary, secondary or vacation residence.

          OWNER TRUST ESTATE: Has the meaning assigned to such term in the Trust Agreement.

          OWNER TRUSTEE: _________________________, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, its successors in interest or any successor Owner Trustee under the Trust Agreement.

          PERMITTED INSTRUMENTS: As used herein, Permitted Instruments shall include the following:

          (a) direct general obligations of, or obligations fully and unconditionally guaranteed as to the timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, FHA debentures, FHLMC senior debt obligations, Federal Home Loan Bank consolidated senior debt obligations, and FNMA senior debt obligations, but excluding any of such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption;

           (b) federal funds, certificates of deposit, time deposits and banker's acceptances (having original maturities of not more than 365 days) of any bank or trust company incorporated under the laws of the United States or any state thereof, provided that the short-term debt obligations of such bank or trust company at the date of acquisition thereof have been rated "A-1" or better by S&P and Prime-1 or better by Moody's;

          (c) deposits of any bank or savings and loan association which has combined capital, surplus and undivided profits of at least $3,000,000 which deposits are held only up to the limits insured by the BIF or SAIF administered by the FDIC, provided that the unsecured long-term debt obligations of such bank or savings and loan association have been rated "BBB" or better by S&P and Baa3 or better by Moody's;

          (d) commercial paper (having original maturities of not more than 365 days) rated "A-1" or better by S&P and Prime-1 or better by Moody's;

          (e) debt obligations rated "AAA" by S&P and Aaa by Moody's (other than any such obligations that do not have a fixed par value and/or whose terms do not promise a fixed dollar amount at maturity or call date);

          (f) investments in money market funds rated "AAA" or better by S&P or "Aaa" or better by Moody's the assets of which are invested solely in instruments described in clauses (a)-(e) above;

          (g) guaranteed investment contracts or surety bonds issued by or reasonably acceptable to the Certificate Insurer providing for the investment of funds in an account or insuring a minimum rate of return on investments of such funds, which contract or surety bond shall:

                    (i) be an obligation of an insurance company or other
               corporation whose debt obligations or insurance financial strength or claims paying ability are rated "AAA" by S&P and "Aaa" by Moody's; and

                    (ii) provide that the Trustee may exercise all of the rights of the Representative under such contract or surety bond without the necessity of the taking of any action by the Representative;

          (h) A repurchase agreement that satisfies the following criteria:

                    (i) Must be between the Trustee and a dealer bank or
               securities firm described in A. or B. below:

                         A. Primary dealers on the Federal Reserve reporting
                    dealer list which are rated "A" or better by S&P and Moody's, or

                         B. Banks rated "A" or above by S&P and Moody's

                    (ii) The written repurchase agreement must include the
               following:

                         A. Securities which are acceptable for the transfer
                    are:

                                        1. Direct U.S. governments, or

                                        2. Federal Agencies backed by the full
                    faith and credit of the U.S. government (and FNMA & FHLMC)

                                                            a. the term of the
                                        repurchase agreement may be up to 60
                                        days

                                                            b. the collateral
                                        must be delivered to the Trustee or
                                        third party custodian acting as agent
                                        for the Trustee by appropriate book
                                        entries and confirmation statements,
                                        with a copy to the Certificate Insurer,
                                        must have been delivered before or
                                        simultaneous with payment (perfection by possession of certificated securities)

                                                            c. Valuation of
                                        collateral


                                        3. The securities must be valued weekly,
                    marked- to-market at current market price plus accrued interest

                                                            a. The value of the
                                        collateral must be equal to at least
                                        104% of the amount of cash transferred
                                        by the Trustee or custodian for the
                                        Trustee to the dealer bank or security
                                        firm under the repurchase agreement plus accrued interest. If the value of securities held as collateral slips below 104% of the value of the cash transferred by the Trustee plus accrued interest, then additional cash and/or acceptable securities must be transferred. If, however, the securities used as collateral are FNMA or FHLMC, then the value of collateral must equal at least 105%.

                           (i)  any other investment acceptable to the
                  Rating Agencies.

                  PERSON: Any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

                  PHYSICAL PROPERTY: Has the meaning assigned to such term in the definition of "Delivery" above.

                  POOL BALANCE: As of the close of business on the last day of a Due Period means the aggregate Principal Balance of the Mortgage Loans.

                  PRE-FUNDED AMOUNT: With respect to any date of determination, the amount on deposit in the Pre-Funding Account.

                  PRE-FUNDING ACCOUNT: The Pre-Funding Account established in accordance with Section 7.01 hereof and maintained by the Trustee.

                  PRE-FUNDING EARNINGS: With respect to each Remittance Dates during the Funding Period, the actual investment earnings earned during the period from the Closing Date through the Business Day immediately preceding the related Determination Date on the Pre-Funding Account during such period as calculated by the Representative pursuant to Section 2.07(e) hereof.

                  PRIMARY MORTGAGE INSURANCE POLICY: The certificate of primary mortgage insurance relating to a particular Mortgage
Loan, or any replacement policy therefor.

                  PRINCIPAL AND INTEREST ACCOUNT: The principal and interest account established by the Servicer pursuant to
Section 4.03 hereof.

                  PRINCIPAL BALANCE: With respect to any Mortgage Loan or related REO Property, at any date of determination, (i) the principal balance of the Mortgage Loan (or, with respect to a Low Interest Mortgage Loan, the product of such principal balance and the percentage set forth on Exhibit O attached hereto) outstanding as of the Cut-Off Date or as of the applicable Subsequent Cut-Off Date relative to Subsequent Mortgage Loans or as of the applicable substitution date relative to Qualified Substitute Mortgage Loans, after application of principal payments received on or before such date, minus (ii) the sum of (a) the principal portion of the Monthly Payments received during each Due Period ending prior to the most recent Remittance Date, which were distributed pursuant to Section 7.05 on any previous Remittance Date, and (b) all Principal Prepayments, Curtailments, Excess Payments, all Insurance Proceeds, Released Mortgaged Property Proceeds, Net Liquidation Proceeds and net income from an REO Property (but not including the proceeds of any Insured Payment) to the extent applied by the Servicer as recoveries of principal in accordance with the provisions hereof, which were distributed pursuant to
Section 7.05 on any previous Remittance Date.

                  PRINCIPAL DISTRIBUTION AMOUNT: With respect to each Remittance Date, the excess, if any, of (A) the sum, without duplication, of (i) all payments and other recoveries of principal of a Mortgage Loan (net of amounts reimbursable to the Servicer pursuant to this Agreement) received by the Servicer or any Subservicer in the related Due Period; (ii) the principal portion of any Mortgage Loan actually purchased by the Seller for breach of a presentation and warranty or other defect and actually received by the Trustee as of the related Determination Date; (iii) any Substitution Adjustments deposited in the Principal and Interest Account as of the related Determination Date; (iv) the then outstanding Principal
 Balance of any Mortgage Loan which, during the related Due Period, has become a Liquidated Mortgage Loan; and (v) the amount, if any, released from the Pre-Funding Account on the Remittance Dates during the Funding Period.

                  PRINCIPAL PREPAYMENT: Any payment or other recovery of principal on a Mortgage Loan equal to the outstanding principal balance thereof, received in advance of the final scheduled Due Date which is intended to satisfy a Mortgage Loan in full.

                  PRIOR LIEN: With respect to any Mortgage Loan which is not a first priority lien, each mortgage loan relating to the corresponding Mortgaged Property having a higher priority lien.

                  PUD AND DE MINIMIS PUD: A planned unit development in which individual fee title is held to the interior and exterior of the units and underlying land and common areas, recreational facilities and streets are held in undivided common ownership.

                  QUALIFIED SUBSTITUTE MORTGAGE LOAN: A mortgage loan or mortgage loans substituted for a Deleted Mortgage Loan pursuant to Section 2.05 or 3.03 hereof, which (i) has or have a mortgage interest rate or rates of not less than (and not more than two percentage points more than) the Mortgage Interest Rate for the Deleted Mortgage Loan, (ii) relates or relate to the same type of Residential Dwelling or Multifamily Property, as the case may be, as the Deleted Mortgage Loan, (iii) matures or mature no later than (and not more than one year earlier than) the Deleted Mortgage Loan, (iv) has or have a Loan-to-Value Ratio or Loan-to-Value Ratios at the time of such substitution [no higher] than the Loan-to Value Ratio of the Deleted Mortgage Loan at such time,
(v) has or have a principal balance or principal balances (after application of all payments received on or prior to the date of substitution) equal to or less than the Principal Balance (prior to the occurrence of Realized Losses) of the Deleted Mortgage Loan as of such date, (vi) with respect to each Deleted Mortgage Loan that is a first mortgage loan, is a first mortgage loan, (vii) is an FHA Loan if the Deleted Mortgage Loan was an FHA Loan or a Conventional Mortgage Loan if the Deleted Mortgage Loan was a Conventional Mortgage Loan and
(viii) complies or comply as of the date of substitution with each representation and warranty set forth in Sections 3.01(b) and 3.02.

                  RATING AGENCY CONDITION: With respect to any action, that each of the Rating Agencies shall have notified the Servicer, the Owner Trustee and the Trustee, orally or in writing, that such action will, in and of itself, result in a reduction or withdrawal of the then current rating of any class of Notes, or the Certificates.

                  RATING AGENCIES:  Moody's and S&P.

                  REALIZED LOSS: With respect to each Liquidated Mortgage Loan (including a 90 Day Delinquent FHA Loan as to which no Claim is eligible to be filed with the FHA), an amount (not less than zero or greater than the related outstanding principal balance as of the date of the final liquidation) equal to the outstanding principal balance of the Mortgage Loan as of the date of such liquidation, minus the Net Liquidation Proceeds relating to such Liquidated Mortgage Loan (such Net Liquidation Proceeds to be applied first to the principal balance of the Liquidated Mortgage Loan and then to interest thereon). With respect to each 90 Day Delinquent FHA Loan for which a Claim is eligible to be filed with the FHA, the Realized Loss, if any, shall be determined as of the Determination Date following the date the related FHA Payment is received by the Co-Trustee, and shall be an amount (not less than zero or greater than the related outstanding principal balance as of the date the Claim relating to such FHA Loan is filed with the FHA) equal to the outstanding principal balance of the FHA Loan as of the date of such filing, minus amounts paid from the Certificate Account relating to such 90 Day Delinquent FHA Loan (such amounts to be applied first to the principal balance of such FHA Loan and then to interest thereon). With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the Realized Loss shall be calculated as the difference between the principal balance of the Mortgage Loan immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to any Mortgage Loan made to a Mortgagor who has filed a petition in bankruptcy under the United States Bankruptcy Code, as amended from time to time (11 U.S.C.), a Realized Loss shall be deemed to have occurred whenever a withdrawal is made from the Principal and Interest Account in respect of such Mortgage Loan pursuant to Section 5.04(c), and shall be equal to the amount of such withdrawal.

                  RECORD DATE: With respect to any Remittance Date, the close of business on the last day of the month immediately preceding the month of the related Remittance Date.

                  RECOVERIES: With respect to any Liquidated Mortgage Loan, monies collected in respect thereof, from whatever source, during any Due Period following the Due Period in which such Mortgage Loan became a Liquidated Mortgage Loan, net of the sum of any amounts expended by the Servicer for the account of the Mortgagor and any amounts required by law to be remitted to the Mortgagor.

                  REGISTRATION STATEMENT: The registration statement (File No. 333- _________) filed by the Representative with the Securities and Exchange Commission in connection with the issuance and sale of the Notes and the Certificates, including the Prospectus dated _______ __, 199_ and the Prospectus Supplement dated _____ __, 199_.

                  REIMBURSABLE AMOUNTS: As of any date of determination, an amount payable to the Servicer and/or Representative with respect to (i) the payment of any tax reimbursable pursuant to Section 4.01(h), (ii) the Monthly Advances and Servicing Advances reimbursable pursuant to Section 4.04(b), (iii) any advances reimbursable pursuant to Section 4.04 and not previously reimbursed pursuant to Section 7.09, and (iv) any other amounts reimbursable to the Servicer or the Representative pursuant to this Agreement.

                  RELATED PAYMENTS: As described in Section 4.15(c).

                  RELEASED MORTGAGED PROPERTY PROCEEDS: As to any Mortgage Loan, proceeds received by the Servicer in connection with (a) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or
(b) any release of part of the Mortgaged Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise, which are not released to the Mortgagor in accordance with applicable law, the Servicer's customary servicing procedures and this Agreement.

                  REMITTANCE DATE: The 15th day of any month or if such 15th day is not a Business Day, the first Business Day immediately following, commencing on _____ __, 199_; provided, however, that in no event shall the Remittance Date occur less than three Business Days following the Determination Date.

                  REO DISPOSITION: The final sale by the Servicer of a Mortgaged Property acquired by the Servicer in foreclosure or by deed in lieu of foreclosure. The proceeds of any REO Disposition constitute part of the definition of Liquidation Proceeds.

                  REO PROPERTY:  As described in Section 4.10.

                  REPRESENTATIVE: The Money Store Inc., a New Jersey corporation, and its successors and assigns as Representative hereunder.

                  RESERVE ACCOUNT: The account designated as such, established and maintained pursuant to Section 7.06.

                  RESERVE ACCOUNT INITIAL DEPOSIT: With respect to the Closing Date, $__________.

                  RESERVE ACCOUNT TRANSFER AMOUNT: An amount equal to the lesser of (i) the amount of cash or other immediately available funds on deposit in the Reserve Account on such Remittance Date (before giving effect to any withdrawals therefrom relating to such Remittance Date) or (ii) the amount, if any, by which
(x) the sum of the Total Servicing Fee, the Noteholders' Interest Distributable Amount, the Certificateholders' Interest Distributable Amount, the Noteholders' Principal Distributable Amount and the Certificateholders' Principal Distributable Amount for such Remittance Date exceeds (y) the sum of the Interest Distribution Amount and the Available Principal for such Remittance Date.

                  RESERVE AMOUNT: As of any date of determination, the maximum amount of FHA insurance available with respect to all FHA Loans. The Reserve Amount initially will equal at least 10% of the ______________ Principal Balance as of the Cut-Off Date and will decline as set forth in 24 C.F.R. ss. 201.32(b).

                  RESIDENTIAL DWELLING: Any one or more of the following, (i) Single Family Detached House, (ii) Row House, (iii) Two-Family House, (iv) Low-Rise Condominium, (v) PUD and De minimis PUD, (vi) Three- or Four-Family House, (vii) HighRise Condominium, (viii) Mixed Use Building or (ix) manufactured home (as defined in FNMA/FHLMC Seller-Servicers' Guide) to the extent that it constitutes real property in the state in which it is located.

                  RESPONSIBLE OFFICER: When used with respect to the Trustee, any officer assigned to the Corporate Trust Department, and when used with respect to the Co-Trustee, any officer assigned to the Corporate Trust Department, in each case including any Vice President, Assistant Vice President, any Assistant Secretary, any trust officer or any other officer of the Trustee or Co-Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Representative, an Originator or any other person, any Vice President, Assistant Vice President, the Treasurer, or any Secretary or Assistant Secretary.

                  ROW HOUSE: A single family dwelling unit attached to another dwelling unit by common walls.

                  SAIF: The Savings Association Insurance Fund, or any successor thereto.

                  SERIES:  199_-_.

                  SERVICER: The Money Store Inc., a New Jersey corporation, and its successors and assigns as Servicer hereunder.

                  SERVICER DEFAULT: An event specified in Section 10.01.

                  SERVICER'S CERTIFICATE: The certificate as defined in Section 7.08.

                  SERVICING ACCOUNT: The Servicing Account established and maintained by the Servicer in accordance with Section 7.11 hereof. The Servicing Account, and amounts deposited therein, shall not constitute part of the Trust Account Property and Certificateholders shall have no interest therein.

                  SERVICING ADVANCES: All reasonable and customary "out of pocket costs" and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of the REO Property, (iv) compliance with the obligations under clause (vi) of Section 4.01(a) and Sections 4.02, 4.05 and 4.07, which Servicing Advances are reimbursable to the Servicer to the extent provided in Section 4.04(b), and (e) in connection with the liquidation of a Mortgage Loan, expenditures relating to the purchase or maintenance of any Prior Lien pursuant to Section 4.14, for all of which costs and expenses the Servicer is entitled to reimbursement with interest thereon up to a maximum rate per annum equal to the related Mortgage Interest Rate, except that any amount of such interest accrued at a rate in excess of the Weighted Average Remittance Rate with respect to the Remittance Date on which the Net Liquidation Proceeds will be distributed shall be reimbursable only from Excess Proceeds.

                  SERVICING DELINQUENCY TRIGGER: Will be deemed to have occurred on any date of determination (i) on or prior to ________ __, 199_, if the Total Expected Losses (as defined below) of the Mortgage Loans exceed _._% of the aggregate Principal Balances of the Mortgage Loans as of the end of the first Due Period immediately following the Funding Period and (ii) after ________ __, 199_ but on or prior to ________ __, 200_, if the Total Expected Losses of the Mortgage Loans exceed __._% of the sum of (A) the aggregate Principal Balances of the Initial Mortgage Loans as of the Cut-off Date and (B) the aggregate Principal Balances of the Subsequent Mortgage Loans as of the applicable Subsequent Cut-off Date.

                  For purposes of the foregoing definition, the "Total Expected Losses" of the Mortgage Loans on any date of determination shall equal the sum of (i) the cumulative Realized Losses on the Mortgage Loans from the Closing Date through and including such date of determination and (ii) the Delinquency Calculation (as defined below).

                  For purposes of the foregoing definition, the "Delinquency Calculation" on any date of determination shall equal the sum of:

                    (i) the Principal Balance of all Mortgage Loans 30-59 days delinquent multiplied by __.__%;

                    (ii) the Principal Balance of all Mortgage Loans 60-89 days delinquent multiplied by __.__%; and

                    (iii) the Principal Balance of all Mortgage Loans 90 days or more delinquent multiplied by __.__%.

                   SERVICING FEE: As to each Mortgage Loan, the annual fee payable to the Servicer. Such fee shall be calculated and payable monthly only from the amounts received in respect of interest on such Mortgage Loan, shall accrue at the rate of .__% per annum and shall be computed on the basis of the same principal amount and for the period respecting which any related interest payment on a Mortgage Loan is computed. The Servicing Fee is payable solely from the interest portion of related (i) Monthly Payments, (ii) Liquidation Proceeds or (iii) Released Mortgaged Property Proceeds collected by the Servicer, or as otherwise provided in Section 4.04. The Servicing Fee includes any servicing fees owed or payable to any Subservicer.

                  SERVICING OFFICER: Any officer of the Servicer or Claims Administrator involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and signature appears on a list of servicing officers furnished to the Trustee or Co-Trustee by the Servicer or Claims Administrator, as such list may from time to time be amended.

                  SINGLE FAMILY DETACHED HOUSE: A single family dwelling unit not attached in any way to any other unit.

                  SINGLE FAMILY LOANS: Mortgage Loans secured by Mortgaged Property consisting of one-to-four family units.

                  SIXTY-DAY DELINQUENCY RATIO: Means, as of any Remittance Date, a fraction, expressed as a percentage, the numerator of which is the aggregate of the outstanding Principal Balances of all Mortgage Loans that were delinquent 60 days or more as of the end of the prior Due Period (including Mortgage Loans in respect of which the related real estate has been foreclosed upon but is still in inventory), and the denominator of which is the sum of the Principal Balances of all the Mortgage Loans as of the end of the immediately preceding Due Period.

                  S&P: Standard & Poor's Ratings Services, a division of McGraw-Hill, or any successor thereto.

                  SPECIAL HOLDINGS: TMS Special Holdings, Inc., a Delaware corporation.

                  SPECIFIED RESERVE ACCOUNT BALANCE: With respect to (i) any Remittance Date prior to the Remittance Date on which the outstanding amount of the Class A- 1 Notes has been paid in full, $ and (ii) any Remittance Date on or after the Remittance Date on which the Outstanding Amount of the Class A-1 Notes has been paid in full the greater of (a) ____% of the sum of the aggregate outstanding principal amount of each class of Notes plus the outstanding Certificate Balance on such Remittance Date (after giving effect to all payments on the Notes and distributions with respect to the Certificates to be made on such Remittance Date); or (b) ____% of the sum of the aggregate initial principal of the Notes plus the initial Certificate Balance except that, if on any Remittance Date (x) the average of the Cumulative Realized Losses for the three preceding Due Periods exceeds or (y) the average of the Sixty-Day Delinquency Rate for the three preceding Due Periods exceeds %, then the Specified Reserve Account Balance shall be an amount equal to % of the sum of the aggregate outstanding principal amount of each class of Notes and the aggregate outstanding Certificate Balance on such Remittance Date (after giving effect to all payments on the Notes and distributions with respect to the Certificates to be made on such Remittance Date).

                  SUBSEQUENT CUT-OFF DATE: The beginning of business on each date specified in a Subsequent Transfer Agreement with respect to those Subsequent Mortgage Loans which are transferred and assigned to the Trust Fund pursuant to the related Subsequent Transfer Agreement.

                  SUBSEQUENT MORTGAGE LOANS: The Mortgage Loans sold to the Trust Fund pursuant to Section 2.07, which shall be listed on the Schedule of Mortgage Loans attached to the related Subsequent Transfer Agreement.

                  SUBSEQUENT TRANSFER AGREEMENT: Each Subsequent Transfer Agreement dated as of a Subsequent Transfer Date executed by the Trustee, the Co-Trustee, and the Representative, by which Subsequent Mortgage Loans are sold and assigned to the Trust Fund.

                  SUBSEQUENT TRANSFER DATE: The date specified as such in each Subsequent Transfer Agreement.

                  SUBSERVICER: Any Person with whom the Servicer has entered into a Subservicing Agreement and who satisfies any requirements set forth in
Section 4.01(b) hereof in respect of the qualification of a Subservicer.

                  SUBSERVICING AGREEMENT: Any agreement between the Servicer and any Subservicer relating to subservicing and/or administration of certain Mortgage Loans as provided in Section 4.01(b), a copy of which shall be delivered, along with any modifications thereto, to the Trustee.

                  SUBSTITUTION ADJUSTMENT: As to any date on which a substitution occurs pursuant to Sections 2.05 or 3.03, the sum of (i) the amount (if any) by which the aggregate principal balances (after application of principal payments received on or before the date of substitution) of any Qualified Substitute Mortgage Loans as of the date of substitution are less than the aggregate of the Principal Balance, prior to the occurrence of Realized Losses, of the related Deleted Mortgage Loans.

                  THREE- OR FOUR-FAMILY HOUSE: Three or four dwelling units under one roof.

                  TITLE I: Section 2 of Title I of the National Housing Act and the rules and regulations promulgated thereunder.

                  TMS: The Money Store Inc., a New Jersey Corporation.

                  TOTAL DISTRIBUTION AMOUNT: For each Remittance Date, the sum of (i) the Interest Distribution Amount, (ii) the Available Principal and (iii) the Reserve Account Transfer Amount, in each case in respect of such Remittance Date.

                  TOTAL SERVICING FEE: With respect to each Remittance Date the Servicing Fee for the related Due Period and all accrued and unpaid Servicing Fees for prior Due Periods.

                  TRUST: The Issuer.

                  TRUST ACCOUNT PROPERTY: The Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), including the Reserve Account Initial Deposit, and all proceeds of the foregoing.

                  TRUST ACCOUNTS: Has the meaning assigned thereto in
Section 7.01(b).

                  TRUST AGREEMENT: Trust Agreement dated as of
   ,     , between the  Originators and the Owner Trustee, as
the same may be amended and supplemented from time  to time.

                  TRUSTEE: The Person acting as Trustee under the Indenture, its successors in interest and any successor trustee under the Indenture.

                  TRUSTEE'S MORTGAGE FILE: The documents delivered to the Trustee or the Custodian pursuant to Section 2.04.

                  TWO FAMILY HOUSE: Two dwelling units under one roof.

                  WEIGHTED AVERAGE REMITTANCE RATE: Means the average of the Certificate Rate and the Interest Rate for each outstanding class of Notes, weighted by the Certificate Balance and the outstanding principal amount of each such class of Notes.

                  Section 1.02  OTHER DEFINITIONAL PROVISIONS.

                           (a) Capitalized terms used herein and not otherwise
defined herein have the meanings assigned to them in the Indenture, or, if not defined therein, in the Trust Agreement.

                           (b) All terms defined in this Agreement shall have
the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                          (c) As used in this Agreement, in any instrument
governed hereby and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such instrument, certificate or other document, and accounting terms partly defined in this Agreement or in any such instrument, certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of this Agreement or any such instrument, certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Agreement or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such instrument, certificate or other document shall control.

                          (d) The words "hereof," "herein," "hereunder" and
words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

                          (e) The definitions contained in this Agreement are
applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                                   ARTICLE II

                      SALE AND CONVEYANCE OF THE TRUST FUND

               Section 2.01 SALE AND CONVEYANCE OF TRUST ACCOUNT PROPERTY. PRIORITY AND SUBORDINATION OF OWNERSHIP INTERESTS.

               The Originators do hereby sell, transfer, assign, set over and convey to the Issuer (or, with respect to the FHA Loans and the Reserve Amount, the Co-Trustee on behalf of the Issuer) without recourse, subject to the terms of this Agreement, all of the right, title and interest of the Originators in and to the Initial Mortgage Loans, all rights under the Reserve Amount relating to the FHA Loans and all other assets included or to be included in the Trust Account Property.

                  Section 2.02  POSSESSION OF MORTGAGE FILES.

                    (a) Upon the issuance of the Notes and Certificates, the ownership of each Mortgage Note, the Mortgage and the contents of the related Mortgage File relating to the Initial Mortgage Loans is, and upon each Subsequent Transfer Date the ownership of each Mortgage Note, the Mortgage and the contents of the related Mortgage File relating to the applicable Subsequent Mortgage Loans will be, vested in the Issuer (or, with respect to the FHA Loans, the Co-Trustee on behalf of the Issuer) for the benefit of the Noteholders and the Certificateholders, as the case may be.

                    (b) Pursuant to Section 2.04, the Originators have delivered or caused to be delivered each Trustee's Mortgage File relating to the Initial Mortgage Loans to the Trustee (or, with respect to the FHA Loans, the Custodian) and on each Subsequent Transfer Date the Originators will deliver or cause to be delivered each Mortgage File relating to the related Subsequent Mortgage Loans to the Trustee (or, with respect to the FHA Loans, the Custodian).

                  Section 2.03  BOOKS AND RECORDS.

                  The sale of each Mortgage Loan shall be reflected on the Originator's balance sheets and other financial statements as a sale of assets by each Originator. Nothing in this Agreement, however, shall be deemed to create a transfer of an FHA Loan in violation of Title I or the FHA Regulations. The Originators shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be clearly marked to reflect the ownership of each Mortgage Loan by the Issuer for the benefit of the Noteholders and the Certificateholders.

                   Section 2.04  DELIVERY OF MORTGAGE LOAN DOCUMENTS.

                  Each Originator, (i) contemporaneously with the delivery of this Agreement, has delivered or caused to be delivered to the Trustee (or, with respect to the FHA Loans, the Custodian) each of the following documents for each Initial Mortgage Loan and (ii) on each Subsequent Transfer Date, will deliver or cause to be delivered to the Trustee (or, with respect to the FHA Loans, the Custodian) each of the following documents for each Subsequent Mortgage Loan originated by such Originator:

                              (a) The original Mortgage Note, endorsed "Pay to
               the order of holder" or "Pay to the order of __________________" and signed, by facsimile or manual signature, in the name of the Person delivering the note by a Responsible Officer, with all prior and intervening endorsements showing a complete chain of endorsement from the originator to such Person;

                              (b) Either: (i) the original Mortgage, with
               evidence of recording thereon, (ii) a copy of the Mortgage certified as a true copy by a Responsible Officer where the original has been transmitted for recording until such time as the original is returned by the public recording office or (iii) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost;

                              (c) Either: (i) the original Assignment of
               Mortgage from the Person delivering such Assignment to "___ ________________, as Trustee for The Money Store _______ Trust 199_-_" (or, with respect to the FHA Loans, to "_________________, as Co-Trustee for The Money Store ____ Trust 199_-_") with evidence of recording thereon (provided, however, that where permitted under the laws of the jurisdiction wherein the Mortgaged Property is located, the Assignment of Mortgage may be effected by one or more blanket assignments for Mortgage Loans secured by Mortgaged Properties located in the same county), or
               (ii) a copy of such Assignment of Mortgage certified as a true copy by a Responsible Officer where the original has been transmitted for recording (provided, however, that where the original Assignment of Mortgage is not being delivered to the Trustee (or, with respect to the FHA Loans, the Co-Trustee), each such Responsible Officer may complete one or more blanket certificates attaching copies of one or more Assignments of Mortgage relating to the Mortgages originated by the related Originator);

                              (d) Except with respect to the FHA Loans (i) The
               original policy of title insurance or, if such policy has not yet been delivered by the insurer, the commitment or binder to issue same, or if the original principal balance of the Mortgage Loan was less than or equal to $15,000 or the Mortgage Loan was not originated by the Originators, other evidence of the status of title, which shall consist of an attorney's opinion of title or certificate of title, a preliminary title report, a property search, a title search, a lot book report, a property information report or a report entitled "prelim" or "PIRT" (property information report), and (ii) proof of hazard insurance in the form of a hazard insurance policy or hazard insurance policy endorsement that names the related Originator, its successors and assigns, as a mortgagee/loss payee, and, if such endorsement does not show the amount insured by the related hazard insurance policy, some evidence of such amount and (Y) with respect to the FHA Loans, the written Mortgage Loan application, title report, credit reconciliation worksheet, credit investigation receipts and approval sheet;

                              (e) Either: (i) originals of all intervening
               assignments, if any, showing a complete chain of title from the originator to the Person delivering such assignment, including warehousing assignments, with evidence of recording thereon if such assignments were recorded, (ii) copies of any assignments certified as true copies by a Responsible Officer where the originals have been submitted for recording until such time as the originals are returned by the public recording officer, or
               (iii) copies of any assignments certified by the public recording office in any instances where the original recorded assignments have been lost;

                              (f) Originals of all assumption and modification
               agreements, if any; and

                              (g) Except with respect to the FHA Loans and
               certain Mortgage Loans with original principal balances of less than $15,000, the appraisal made in connection with the origination of the related Mortgage Loan with photographs of the subject property and of comparable properties (if available), constituting evidence sufficient to indicate that the Mortgaged Property relates to a Residential Dwelling (or, with respect to Multifamily Loans, a Multifamily Property) and identifying the type thereof.

                  The Originator shall, within five Business Days after the receipt thereof, and in any event, within one year of the Closing Date (or with respect to the Subsequent Mortgage Loans, within one year of the related Subsequent Transfer Date), deliver or cause to be delivered to the Trustee (or, with respect to the FHA Loans, the Custodian): (a) the original recorded Mortgage in those instances where a copy thereof certified by a Responsible Officer was delivered to the Trustee (or, with respect to the FHA Loans, the Custodian); (b) the original recorded Assignment of Mortgage to the Trustee (or, with respect to the FHA Loans, the Co- Trustee), which, together with any intervening assignments of Mortgage, evidences a complete chain of title from the Originator to the Trustee (or, with respect to the FHA Loans, the Co-Trustee) in those instances where copies thereof certified by a Responsible Officer were delivered to the Trustee (or, with respect to the FHA Loans, the Custodian); (c) any intervening assignments of Mortgage in those instances where copies thereof certified by a Responsible Officer were delivered to the Trustee (or, with respect to the FHA Loans, the Custodian); and (d) except with respect to the FHA Loans, the title insurance policy, or, where no such policy is required to be provided, the other evidence of title and hazard insurance required in clause (d) above. Notwithstanding anything to the contrary contained in this Section 2.04, in those instances where the public recording office retains the original Mortgage, Assignment of Mortgage or the intervening assignments of the Mortgage after it has been recorded, the Originator shall be deemed to have satisfied its obligations hereunder upon delivery to the Trustee (or, with respect to the FHA Loans, the Custodian) of a copy of such Mortgage, Assignment of Mortgage or assignments of Mortgage certified by the public recording office to be a true copy of the recorded original thereof. From time to time the Originator may forward or cause to be forwarded to the Trustee (or, with respect to the FHA Loans, the Custodian) additional original documents evidencing an assumption or modification of a Mortgage Loan. All Mortgage Loan documents held by the Trustee (or, with respect to the FHA Loans, the Custodian) as to each Mortgage Loan are referred to herein as the "Trustee's Mortgage File."

                  All recording required pursuant to this Section 2.04 shall be accomplished by and at the expense of the Servicer.

                  Section 2.05 ACCEPTANCE BY TRUSTEE AND CUSTODIAN OF THE TRUST FUND; CERTAIN SUBSTITUTIONS; CERTIFICATION BY
TRUSTEE AND CUSTODIAN.

                           (a) The Trustee (or, with respect to the FHA Loans,
the Custodian, as agent for the Co-Trustee) agrees to execute and deliver on the Closing Date with respect to the Initial Mortgage Loans, and on each Subsequent Transfer Date with respect to the related Subsequent Mortgage Loans, an acknowledgment of receipt of, for each Mortgage Loan, an Assignment of Mortgage or certified copy thereof, and a Mortgage Note, in the form attached as Exhibit C hereto, and declares that it will hold such documents and any amendments, replacements or supplements thereto, as well as any other assets included in the definition of the Trust Account Property and delivered to the Trustee, as Trustee in trust upon (or, with respect to the FHA Loans, to the Custodian, as agent for the Co-Trustee) and subject to the conditions set forth herein for the benefit of the Noteholders and the Certificateholders. The Trustee (or, with respect to the FHA Loans, the Custodian) agrees, for the benefit of the Noteholders and the Certificateholders, to review each Trustee's Mortgage File relating to the Initial Mortgage Loans delivered to it within 60 days after the Closing Date and each Trustee's Mortgage File relating to the Subsequent Mortgage Loans delivered to it within 60 days after the related Subsequent Transfer Date (or, with respect to any Qualified Substitute Mortgage Loan, within 45 days after the assignment thereof) and, on each such date, to deliver to the Representative and the Servicer a certification in the form attached hereto as Exhibit C-1 to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), with such exceptions, if any, as identified therein (i) all documents required to be delivered to it pursuant to this Agreement are in its possession (other than items listed in Section 2.04(d)(ii)), (ii) such documents (other than items listed in Section 2.04(d)(ii)) have been reviewed by it and have not been mutilated, damaged, torn or otherwise physically altered and relate to such Mortgage Loan, (iii) based on its examination and only as to the foregoing documents, the information set forth on the Mortgage Loan Schedule accurately reflects the information set forth in the Trustee's Mortgage File, and (iv) each Mortgage Note has been endorsed as provided in Section 2.04 of this Agreement. Further, for each Mortgage Loan (other than the FHA Loans) with an original principal balance in excess of $15,000 for which the documents in the possession of the Trustee indicate that the related Originator conducted a drive-by appraisal pursuant to FHLMC Form 704 or alternative FNMA Form in connection with originating such Mortgage Loan, the Trustee shall verify whether the Trustee's Mortgage File shows that such Mortgage Loan, (A) had an original principal balance not in excess of $______, and (B) has a Loan-to Value Ratio less than __% (based solely on the LTV included on the Mortgage Loan Schedule) and/or an appraisal on FNMA/FHLMC Form 1004 was performed by the related Originator within one year prior to the origination of such Mortgage Loan. The Trustee and the Custodian shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face. Within ___ days after the Closing Date, the Trustee (or, with respect to the FHA Loans, the Custodian) shall deliver to the Servicer, the Representative, the Certificate Insurer and any Noteholder or Certificateholder who requests a copy from the Trustee (or, with respect to the FHA Loans, the Custodian) a final certification in the form attached hereto as Exhibit D evidencing, if such be the case, the completeness of the Trustee's Mortgage Files (other than items listed in Section 2.04(d)(ii)).

                           (b) If the Trustee (or, with respect to the FHA
Loans, the Custodian) during the process of reviewing the Trustee's Mortgage Files finds any document constituting a part of a Trustee's Mortgage File which is not properly executed, has not been received, is unrelated to a Mortgage Loan identified in the Mortgage Loan Schedule, or does not conform in a material respect to the requirements of Section 2.04 or the description thereof as set forth in the Mortgage Loan Schedule, the Trustee (or, with respect to the FHA Loans, the Custodian) shall promptly so notify the Servicer, the Representative and the Trustee (or, with respect to the FHA Loans, the Custodian), respectively. In performing any such review, the Trustee and the Custodian may conclusively rely on the related Originator as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's (or, with respect to the FHA Loans, the Custodian's) review of the Mortgage Files is limited solely to confirming that the documents listed in
Section 2.04 (other than the items listed in Section 2.04(d)(ii)) appear on their face to have been executed and received and to relate to the Mortgage Loans identified in the Mortgage Loan Schedule, and to verify that each Mortgaged Property appears from the information contained in the Trustee's Mortgage File to be a Residential Dwelling (or, with respect to the Multifamily Loans, a Multifamily Property). The Representative agrees to use reasonable efforts to remedy a material defect in a document constituting part of a Mortgage File of which it is so notified by the Trustee or the Custodian. If, however, within __ days after the Trustee's or the Custodian's notice to it respecting such defect the Representative has not remedied the defect and the defect materially and adversely affects the interest of the Noteholders and the Certificateholders in the related Mortgage Loan, the Representative will (i) substitute in lieu of such Mortgage Loan a Qualified Substitute Mortgage Loan in the manner and subject to the conditions set forth in Section 3.03 or (ii) purchase such Mortgage Loan at a purchase price equal to the Principal Balance of the Mortgage Loan as of the date of purchase, before the occurrence of Realized Losses, if any, plus 30 days' interest on such Principal Balance, computed at the Class Adjusted Mortgage Loan Remittance Rate as of the next succeeding Determination Date, plus any accrued unpaid Servicing Fees, Contingency Fees, Monthly Advances and Servicing Advances reimbursable to the Servicer, which purchase price shall be deposited in the applicable Principal and Interest Account on the next succeeding Determination Date.

                           (c) Upon receipt by the Trustee (or, with respect
to the FHA Loans, the Custodian) of a certification of a Servicing Officer of the Servicer of such substitution or purchase and the deposit of the amounts described above in the applicable Principal and Interest Account (which certification shall be in the form of Exhibit G hereto), the Trustee (or, with respect to the FHA Loans, the Custodian) shall release to the Servicer for release to the Representative the related Trustee's Mortgage File and the Trustee (or, with respect to the FHA Loans, the Co-Trustee) shall execute, without recourse, and deliver such instruments of transfer necessary to transfer such Mortgage Loan to the Representative including, without limitation, for each FHA Loan, an FHA Transfer of Note Report to be filed with the FHA. All costs of any such transfer shall be borne by the Servicer.

                  If requested by either the Representative or the Servicer, on the Remittance Date in ____ of each year, commencing 199_, the Trustee (and, with respect to the FHA Loans, the Custodian) shall deliver to the Representative and the Servicer a certification detailing all transactions with respect to the Mortgage Loans for which the Trustee or the Custodian holds a Trustee's Mortgage File pursuant to this Agreement during the prior calendar year. Such certification shall list all Trustee's Mortgage Files which were released by or returned to the Trustee or the Custodian during the prior calendar year, the date of such release or return, the reason for such release or return, and the person to whom the Trustee's Mortgage File was released or the person who returned the Trustee's Mortgage File.

                  Section 2.06  FEES AND EXPENSES OF THE TRUSTEE AND CO-TRUSTEE

                  [The fees and expenses of the Trustee and Co-Trustee including
(i) the annual fees of the Trustee and Co-Trustee, payable annually in advance, and subject to rebate to the Servicer as additional servicing compensation hereunder for any fraction of a year in which this Agreement terminates, (ii) any other fees and expenses to which the Trustee or Co-Trustee is entitled, and
(iii) reimbursements to the Servicer for any advances made by the Servicer to the applicable Expense Accounts pursuant to Section 4.04 hereof, shall be paid from the Expense Accounts in the manner set forth in Section 4.04 hereof; PROVIDED, HOWEVER, that the Representative shall be liable for any expenses of the Trust Fund incurred prior to the Closing Date. The Servicer, the Trustee and the Co-Trustee hereby covenant with the Certificateholders that every material contract or other material agreement entered into by the Trustee, the Co-Trustee or the Servicer, acting as attorney-in-fact for the Trustee or the Co-Trustee, on behalf of the Trust Fund shall expressly state therein that no Certificateholder shall be personally liable in its capacity as such in connection with such contract or agreement.]

                  Section 2.07 SALE AND CONVEYANCE OF THE SUBSEQUENT MORTGAGE LOANS

                           (a) Subject to the conditions set forth in
paragraph (b) below, in consideration of the Trustee's delivery on the related Subsequent Transfer Dates to or upon the order of the Representative of all or a portion of the balance of funds in the Pre-Funding Account, the Originators shall on any Subsequent Transfer Date sell, transfer, assign, set over and otherwise convey without recourse, to the Trustee (or, with respect to the subsequent FHA Loans, the Co-Trustee) all right, title and interest of the applicable Originators in and to each Subsequent Mortgage Loan listed on the Mortgage Loan Schedule delivered by the Representative on such Subsequent Transfer Date, all their right, title and interest in and to principal collected and interest accruing on each such Subsequent Mortgage Loan on and after the related Subsequent Cut-Off Date and all their right, title and interest in and to all Insurance Policies; PROVIDED, HOWEVER, that the Originators reserve and retain all their right, title and interest in and to principal (including Principal Prepayments) collected and interest accruing on each such Subsequent Mortgage Loan prior to the related Subsequent Cut-Off Date. The transfer by the Originators of the Subsequent Mortgage Loans set forth on the Mortgage Loan Schedule to the Trustee (or, with respect to the Subsequent FHA Loans, the Co-Trustee) shall be absolute and shall be intended by all parties hereto to be treated as a sale by the Originators.

                  The amount released from the Pre-Funding Account shall be one-hundred percent (100%) of the aggregate principal balances as of the related Subsequent Transfer Date of the Subsequent Mortgage Loans so transferred; provided, however, that the amount released from the Pre-Funding Account for a Low Interest Mortgage Loan shall be the percentage set forth on Exhibit O attached hereto of the aggregate principal balance thereof as of the related Subsequent Transfer Date.

                           (b) The Originators shall transfer to the Trustee
(or, with respect to the Subsequent FHA Loans, the Co-Trustee) the Subsequent Mortgage Loans and the other property and rights related thereto described in paragraph (a) above only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

                              (i) the Representative shall have provided the
               Trustee (or, with respect to the Subsequent FHA Loans, the Trustee, the Co-Trustee and the Custodian) with a timely Addition Notice and shall have provided any information reasonably requested by any of the foregoing with respect to the Subsequent Mortgage Loans;

                              (ii) the Originators shall have delivered to the
               Trustee (or, with respect to the Subsequent FHA Loans, the Co-Trustee and the Custodian) a duly executed written assignment (including an acceptance by the Trustee (or, with respect to the Subsequent FHA Loans, the Co-Trustee and the Custodian)) which shall include Mortgage Loan Schedules, listing the Subsequent Mortgage Loans and any other exhibits listed thereon;

                              (iii) the Originators shall have deposited in the
               Principal and Interest Account all collections in respect of the Subsequent Mortgage Loans received on or after the related Subsequent Cut-Off Date;

                              (iv) as of each Subsequent Transfer Date, none of
               the related Originator, the Servicer or the Representative was insolvent nor will any of them have been made insolvent by such transfer nor is any of them aware of any pending insolvency;

                              (v) such addition will not result in a material
               adverse tax consequence to the Trust Fund, the Noteholders or the Holders of the Certificates;

                              (vi) the Pre-Funding Period shall not have
               terminated;

                              (vii) the Representative shall have delivered to
               the Trustee and, if Subsequent FHA Loans are being transferred on such Subsequent Transfer Date, the Co-Trustee, an Officer's Certificate confirming the satisfaction of each condition precedent specified in this paragraph (b) and in the related Subsequent Transfer Agreement; and

                              (viii) the Representative shall have delivered to
               the FHA, the Rating Agencies and the Trustee and, if Subsequent FHA Loans are being transferred on such Subsequent Transfer Date, the Co-Trustee, Opinions of Counsel with respect to the transfer of the Subsequent Mortgage Loans substantially in the form of the Opinions of Counsel delivered to the Trustee and the Co-Trustee on the Closing Date (bankruptcy, corporate and tax opinions).

                  (c) The obligation of the Trust Fund to purchase a Subsequent Mortgage Loan on any Subsequent Transfer Date is subject to the requirement, as evidenced by a certificate from a Responsible Officer of the Representative, that such Subsequent Mortgage Loan conforms in all material respects to the representations and warranties concerning the individual Initial Mortgage Loans (including, if such Subsequent Mortgage Loan is an FHA Loan, the representations and warranties concerning the FHA Loans) set forth in Sections 3.01 and 3.02 (except that any reference therein to the Cut-Off Date shall be deemed a reference to the applicable Subsequent Cut-Off Date) and that the inclusion of all Subsequent Mortgage Loans being transferred to the Trust Fund on such Subsequent Transfer Date will not change, in any material respect, the characteristics of the Initial Mortgage Loans, in the aggregate, set forth in Sections 3.01 and 3.02 or in the Prospectus Supplement dated _____ __, 199_ forming a part of the Registration Statement under the headings "Summary of Terms -- ___________________."

                  (d) In connection with the transfer and assignment of the Subsequent Mortgage Loans, the Representative agrees to satisfy the conditions set forth in Sections 2.01, 2.02, 2.03, 2.04 and 2.05.

                  (e) In connection with each Subsequent Transfer Date, on the Remittance Dates during the Funding Period, the Representative shall determine, and the Trustee shall cooperate with the Representative in determining (i) the amount and correct dispositions of the Capitalized Interest Requirement, Pre-Funding Earnings, the amounts of Pre-Funding Account moneys and (ii) any other necessary matters in connection with the administration of the Pre-Funding Account and of the Capitalized Interest Account.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                  Section 3.01 REPRESENTATIONS OF REPRESENTATIVE, SERVICER, CLAIMS ADMINISTRATOR AND ORIGINATORS.

                    (a) The Representative, the Servicer and the Claims Administrator (for the purposes of this Section 3.01(a), "The Money Store Inc.") hereby represent and warrant to the Trustee, the Co-Trustee, the Noteholders and the Certificateholders as of the Closing Date:

                              (i) The Money Store Inc. is a corporation duly
               organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each Mortgaged Property State if the laws of such state require licensing or qualification in order to conduct business of the type conducted by The Money Store Inc. and perform its obligations hereunder; The Money Store Inc. has corporate power and authority to execute and deliver this Agreement and each Subservicing Agreement and to perform in accordance herewith and therewith; the execution, delivery and performance of this Agreement and each Subservicing Agreement (including all instruments of transfer to be delivered pursuant to this Agreement and each Subservicing Agreement) by The Money Store Inc. and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action; this Agreement and each Subservicing Agreement evidences the valid, binding and enforceable obligation of The Money Store Inc.; The Money Store Inc. is a Permitted Transferee; and all requisite corporate action has been taken by The Money Store Inc. to make this Agreement and each Subservicing Agreement valid, binding and enforceable upon The Money Store Inc. in accordance with the respective terms of each, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity, none of which will affect the ownership of the Mortgage Loans by the Trustee, as trustee;

                              (ii) All actions, approvals, consents, waivers,
               exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc., under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which The Money Store Inc. makes no such representation or warranty), that are necessary or advisable in connection with the purchase and sale of the Certificates and the execution and delivery by The Money Store Inc. of the documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and each Subservicing Agreement and the other documents on the part of The Money Store Inc. and the performance by The Money Store Inc. of its obligations under this Agreement and each Subservicing Agreement and such of the other documents to which it is a party;

                              (iii) The consummation of the transactions
               contemplated by this Agreement and each Subservicing Agreement will not result in the breach of any terms or provisions of the certificate of incorporation or by-laws of The Money Store Inc. or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which The Money Store Inc. or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which The Money Store Inc. or its property is subject;

                              (iv) Neither this Agreement or any Subservicing
               Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement and each Subservicing Agreement or in connection with the transactions contemplated hereby and thereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

                              (v) The Money Store Inc. does not believe, nor
               does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

                              (vi) Except as set forth on Schedule I, there is
               no action, suit, proceeding or investigation pending or, to the best of The Money Store Inc.'s knowledge, threatened against The Money Store Inc. which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of The Money Store Inc. or in any material impairment of the right or ability of The Money Store Inc. to carry on its business substantially as now conducted, or in any material liability on the part of The Money Store Inc. or which would draw into question the validity of this Agreement and each Subservicing Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of The Money Store Inc. contemplated herein, or which would be likely to impair materially the ability of The Money Store Inc. to perform under the terms of this Agreement and each Subservicing Agreement;

                              (vii) The Trust Fund will not constitute an
               "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                              (viii) The Money Store Inc. is not in default with
               respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of The Money Store Inc. or its properties or might have consequences that would materially and adversely affect its performance hereunder or under any Subservicing Agreement;

                              (ix) The statements contained in the Registration
               Statement which describe The Money Store Inc. or matters or activities for which The Money Store Inc. is responsible in accordance with the Registration Statement, this Agreement and all documents referred to therein or delivered in connection therewith, or which are attributable to The Money Store Inc. therein are true and correct in all material respects, and the Registration Statement does not contain any untrue statement of a material fact with respect to The Money Store Inc. and does not omit to state a material fact necessary to make the statements contained therein with respect to The Money Store Inc. not misleading. The Money Store Inc. is not aware that the Registration Statement contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements contained therein not misleading. There is no fact peculiar to The Money Store Inc. or the Mortgage Loans and known to The Money Store Inc. that materially adversely affects or in the future may (so far as The Money Store Inc. can now reasonably foresee) materially adversely affect The Money Store Inc. or the Mortgage Loans or the ownership interests therein represented by the Certificates that has not been set forth in the Registration Statement;

                              (x) Each Originator received fair consideration
               and reasonably equivalent value in exchange for the sale of the interest in the Initial Mortgage Loans, and will receive fair consideration and reasonably equivalent value in exchange for the sale of the interest in the Subsequent Mortgage Loans, evidenced by the Notes and the Certificates;

                              (xi) No Originator sold any interest in any
               Initial Mortgage Loan, and no Originator will sell any interest in any Subsequent Mortgage Loan, evidenced by the Notes and the Certificates, as provided in the Agreements, with any intent to hinder, delay or defraud any of its respective creditors;

                              (xii) The Originators are solvent and the
               Originators will not be rendered insolvent as a result of the sale of the Mortgage Loans to the Trust Fund or the sale of the Notes or the Certificates; and

                              (xiii) No Noteholder or Certificateholder is
               subject to state licensing requirements solely by virtue of holding the Notes or the Certificates.

                  (b) Each Originator hereby represents and warrants to the Noteholders and the Certificateholders, the Trustee and the Co-Trustee as of the Closing Date:

                              (i) Such Originator is a corporation duly
               organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation and, except as set forth below, has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each Mortgaged Property State if the laws of such state require licensing or qualification in order to conduct business of the type conducted by such Originator and perform its obligations hereunder; such Originator has corporate power and authority to execute and deliver this Agreement and the Subservicing Agreement to which it is a party and to perform in accordance herewith and therewith; the execution, delivery and performance of this Agreement and the Subservicing Agreement to which it is a party (including all instruments of transfer to be delivered pursuant to this Agreement and the Subservicing Agreement to which it is a party) by such Originator and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action; this Agreement and the Subservicing Agreement to which it is a party evidences the valid, binding and enforceable obligation of such Originator; such Originator is a Permitted Transferee; and all requisite corporate action has been taken by such Originator to make this Agreement and the Subservicing Agreement to which it is a party valid, binding and enforceable upon such Originator in accordance with the respective terms of each such agreement, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity, none of which will affect the ownership of the Mortgage Loans by the Trustee, as trustee, or the Co-Trustee, as the case may be.

                              (ii) No approval of the transactions contemplated
               by this Agreement and the Subservicing Agreement to which it is a party from any state or federal regulatory authority having jurisdiction over such Originator is required or, if required, such approval has been or will, prior to the Closing Date, be obtained;

                              (iii) The consummation of the transactions
               contemplated by this Agreement and the Subservicing Agreement to which it is a party will not result in the breach of any terms or provisions of the certificate of incorporation or by-laws of such Originator or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which such Originator or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which such Originator or its property is subject;

                              (iv) Such Originator is not in default with
               respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of such Originator or its properties or might have consequences that would materially and adversely affect its performance hereunder or under the Subservicing Agreement to which it is a party;

                              (v) Except as set forth on Schedule I, there is no
               action, suit, proceeding or investigation pending or, to the best of such Originator's knowledge, threatened against such Originator which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, condition (financial or other), properties or assets of such Originator or in any material impairment of the right or properties or assets of such Originator to carry on its business substantially as now conducted, or in any material liability on the part of such Originator or which would draw into question the validity of this Agreement or the Subservicing Agreement to which it is a party or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of such Originator contemplated herein, or which would be likely to impair materially the ability of such Originator to perform under the terms of this Agreement or the Subservicing Agreement to which it is a party;

                              (vi) Neither this Agreement or the Subservicing
               Agreement to which it is a party nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or the Subservicing Agreement to which it is a party or in connection with the transactions contemplated hereby or thereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements contained herein or therein not misleading;

                              (vii) The statements contained in the Registration
               Statement which describe such Originator or matters or activities for which such Originator is responsible in accordance with the Registration Statement, this Agreement and all documents referred to therein or delivered in connection therewith, or which are attributable to such Originator therein are true and correct in all material respects, and the Registration Statement does not contain any untrue statement of a material fact with respect to such Originator or the Mortgage Loans and does not omit to state a material fact necessary to make the statements contained therein with respect to such Originator or the Mortgage Loans not misleading. Such Originator is not aware that the Registration Statement contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements contained therein not misleading. There is no fact peculiar to such Originator or the Mortgage Loans and known to such Originator that materially and adversely affects or in the future may (so far as such Originator can now reasonably foresee) materially and adversely affect such Originator or the Mortgage Loans or the ownership interests therein represented by the Certificates that has not been set forth in the Registration Statement;

                              (viii) Upon the receipt of each Trustee's Mortgage
               File by the Trustee (or, with respect to the FHA Loans, the Custodian on behalf of the Co-Trustee) under this Agreement, the Trustee (or, with respect to the FHA Loans, the Co-Trustee) will have good and marketable title on behalf of the related Trust Fund to each Mortgage Loan and such other items comprising the corpus of the related Trust Fund free and clear of any lien (other than liens which will be simultaneously released);

                              (ix) All actions, approvals, consents, waivers,
               exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which such Originator makes no such representation or warranty), that are necessary or advisable in connection with the purchase and sale of the Notes and the Certificates and the execution and delivery by such Originator of the documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the Subservicing Agreement to which it is a party and the other documents on the part of such Originator and the performance by such Originator of its obligations under this Agreement and the Subservicing Agreement to which it is a party and such of the other documents to which it is a party;

                              (x) The transfer, assignment and conveyance of the
               Mortgage Notes and the Mortgages by the Originators pursuant to this Agreement are not or, with respect to the Subsequent Mortgage Loans, will not be, subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

                              (xi) The origination and collection practices used
               by each Originator and the primary servicer with respect to each Mortgage Note and Mortgage relating to the Initial Mortgage Loans have been, and the origination and collection practices to be used by each Originator and the primary servicer with respect to each Mortgage Note and Mortgage relating to the Subsequent Mortgage Loans will be, in all material respects legal, proper, prudent and customary in the second mortgage origination and servicing business;

                              (xii) Each Initial Mortgage Loan was selected, and
               each Subsequent Mortgage Loan will be selected, from among the existing residential first, second and third mortgage loans in the respective Originator's portfolio at the date hereof or, in the case of the Subsequent Mortgage Loans, at the related Subsequent Cut-off Date, in a manner not designed to adversely affect the Noteholders and the Certificateholders;

                              (xiii) Such Originator does not believe, nor does
               it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement and the Subservicing Agreement to which it is a party;

                              (xiv) Such Originator received fair consideration
               and reasonably equivalent value or, in the case of the Subsequent Mortgage Loans, will receive fair consideration and reasonably equivalent value, in exchange for the sale of the interest in the Mortgage Loans evidenced by the Certificates;

                              (xv) Such Originator did not sell or, in the case
               of the Subsequent Mortgage Loans, will not sell, any interest in any Mortgage Loan evidenced by the Notes or the Certificates with any intent to hinder, delay or defraud any of its respective creditors;

                              (xvi) Such Originator is solvent, and such
               Originator will not be rendered insolvent as a result of the sale of the Mortgage Loans to the Trust Fund or the sale of the Notes or the Certificates;

                              (xvii) No Noteholder or Certificateholder is
               subject to state licensing requirements solely by virtue of holding the Notes or the Certificates;

                              (xviii) The Subservicing Agreement to which the
               Originator is a party conforms to the requirements for a Subservicing Agreement contained in this Agreement;

                              (xix) Each FHA Loan was selected from among the
               existing FHA- insured Title I loans in such Originator's portfolio at the date hereof in a manner not designed to adversely affect the Noteholders or the Certificateholders; and

                              (xx) Each Originator of an FHA Loan is authorized
               and approved by the FHA for participation in the FHA Title I loan program and holds a valid Contract of Insurance from the FHA for such purpose.

                   Section 3.02  INDIVIDUAL MORTGAGE LOANS.

                  Each Originator hereby represents and warrants to the Trustee, the Co-Trustee; the Noteholders and the Certificateholders, with respect to each Initial Mortgage Loan, as of the Closing Date and, with respect to each Subsequent Mortgage Loan, as of the related Subsequent Transfer Date:

                              (a) The information with respect to each Mortgage
               Loan set forth in the Mortgage Loan Schedule is true and correct;

                              (b) All of the original or certified documentation
               set forth in Section 2.04 (including all material documents related thereto) has been or will be delivered to the Trustee or to the Custodian on the Closing Date or, with respect to the Subsequent Mortgage Loans, on the related Subsequent Transfer Date, or as otherwise provided in Section 2.04;

                              (c) Each Initial Mortgage Loan being transferred
               to the Trust Fund is, and each Subsequent Mortgage Loan to be transferred will be, a Qualified Mortgage;

                              (d) Each Mortgaged Property (other than the
               Multifamily Properties) is improved by a Residential Dwelling, which, to the best of the Originator's knowledge, does not include cooperatives or mobile homes attached to a foundation or otherwise and does not constitute other than real property under state law; provided, however, that up to $_________ aggregate principal balance of Mortgage Loans may be secured by Mortgaged Properties that are cooperatives or mobile homes;

                              (e) Each Initial Mortgage Loan has been, and each
               Subsequent Mortgage Loan will be, originated by an Originator except as otherwise provided in clause (w) below, is being, or with respect to the Subsequent Mortgage Loans, will be, serviced by the Servicer or one or more Subservicers and, with respect to each Initial Mortgage Loan originated by an Originator, there is, and with respect to each Subsequent Mortgage Loan, there will be, only one originally executed Mortgage Note not stamped as a duplicate copy with respect to each such Mortgage Loan;

                              (f) The Mortgage Note with respect to each Initial
               Mortgage Loan bears, and with respect to each Subsequent Mortgage Loan will bear, a fixed Mortgage Interest Rate which rate shall at least equal the sum of (i) the Weighted Average Remittance Rate, (ii) the rate used in calculating the Servicing Fee and
               (iii) the rate used in calculating the Contingency Fee; provided, however, that if the related Mortgagor pays the FHA Insurance Premium as a separate amount in addition to the Monthly Payment, such extra amount shall be sufficient to pay the related FHA Insurance Premium;

                              (g) Each Mortgage Note relating to the Mortgage
               Loans will provide for a schedule of substantially level and equal Monthly Payments which are, if timely paid, sufficient to fully amortize the principal balance of such Mortgage Note on or before its maturity date;

                              (h) Each Mortgage is, with respect to the Initial
               Mortgage Loans, and will be with respect to the Subsequent Mortgage Loans, a valid and subsisting first or second lien of record on the Mortgaged Property (except that the Mortgages relating to no more than _._% of the Mortgage Loans measured by Pool Principal Balances as of the Cut-Off Date may be more junior liens) subject, in the case of any second or more junior Mortgage Loan, only to any applicable Prior Liens on such Mortgaged Property and subject in all cases to the exceptions to title set forth in the title insurance policy or the other evidence of title enumerated in Section 2.04(d), with respect to the related Mortgage Loan, which exceptions are generally acceptable to banking institutions in connection with their regular mortgage lending activities, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage;

                              (i) Immediately prior to the transfer and
               assignment herein contemplated, the Originator held good and indefeasible title to, and was the sole owner of, each Mortgage Loan conveyed by the Originator subject to no liens, charges, mortgages, encumbrances or rights of others except as set forth in Section 3.02(h) or other liens which will be released simultaneously with such transfer and assignment; and immediately upon the transfer and assignment herein contemplated, the Trustee (or, with respect to the FHA Loans, the Co-Trustee) will hold good and indefeasible title, to, and be the sole owner of, each Mortgage Loan subject to no liens, charges, mortgages, encumbrances or rights of others except as set forth in Section 3.02(h) or other liens which will be released simultaneously with such transfer and assignment;

                              (j) As of the Cut-Off Date, no Initial Mortgage
               Loan is __ days or more delinquent in payment and, except as provided in the next sentence, no Initial Mortgage Loan has been delinquent __ days or more as measured at the end of any month during the __ months immediately preceding the Cut-Off Date. As of the related Subsequent Cut-Off Date, no Subsequent Mortgage Loan shall be __ or more days delinquent;

                              (k) To the best of the Originator's knowledge,
               there is no delinquent tax or assessment lien on any Mortgaged Property, and each Mortgaged Property is free of material damage and is in good repair;

                              (l) The Mortgage Loan is not subject to any right
               of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

                              (m) [Reserved];

                              (n) Each Mortgage Loan at the time it was made
               complied in all material respects with applicable state and federal laws and regulations, including, without limitation, usury, equal credit opportunity, disclosure and recording laws;

                              (o) With respect to each Mortgage Loan with an
               original principal balance greater than $______ other than any Initial Mortgage Loan which was not originated by an Originator and other than the FHA Loans, a lender's title insurance policy, issued in standard American Land Title Association, California Land Title Association, New York Board of Title Underwriters form, or other form acceptable in a particular jurisdiction, by a title insurance company authorized to transact business in the state in which the related Mortgaged Property is situated, together with a condominium endorsement, if applicable, in an amount at least equal to the original principal balance of such Mortgage Loan insuring the mortgagee's interest under the related Mortgage Loan as the holder of a valid first or second mortgage lien of record on the real property described in the Mortgage, subject only to exceptions of the character referred to in
               Section 3.02(h) above, or, with respect to any Mortgage Loan with an original principal balance less than or equal to $______ or any Mortgage Loan which was not originated by an Originator (other than the FHA Loans), some other evidence of the status of title, or other evidence of title as enumerated in Section 2.04(d), was effective on the date of the origination of such Mortgage Loan, and, as of the Closing Date, such policy will be valid and thereafter such policy shall continue in full force and effect;

                              (p) The improvements upon each Mortgaged Property
               are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage representing coverage described in Sections
               4.07 and 4.08;

                              (q) If the Mortgaged Property is in an area
               identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage described in Sections 4.07 and 4.08;

                              (r) Each Mortgage and Mortgage Note is the legal,
               valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), none of which will prevent the ultimate realization of the security provided by the Mortgage, and all parties to each Mortgage Loan had full legal capacity to execute all Mortgage Loan documents and convey the estate therein purported to be conveyed;

                              (s) The Servicer, at the direction of the related
               Originator, has caused and will cause to be performed any and all acts required to be performed to preserve the rights and remedies of the Trustee and the Co-Trustee in any insurance policies applicable to the Mortgage Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Trustee and the Co- Trustee, and the Originator of any FHA Loan has the authority and power to transfer to the Co-Trustee the FHA Reserve Amount relating to the Mortgage Loans;

                              (t) No more than __% of the Principal Balances of
               the Initial Mortgage Loans are secured by Mortgaged Properties located within any single zip code area;

                              (u) Each original Mortgage was recorded, and all
               subsequent assignments of the original Mortgage have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Originator (or, subject to Section 2.04 hereof, are in the process of being recorded);

                              (v) Each Mortgage Loan conforms, and all such
               Mortgage Loans in the aggregate conform, to the description thereof set forth in the Registration Statement;

                              (w) The Mortgage Loans were originated or were
               purchased and re-underwritten, by the Originators in accordance with the Representative's underwriting criteria set forth in the Registration Statement;

                              (x) (i) Approximately __._% and __% of the Initial
               Mortgage Loans (measured by outstanding principal balance as of the Closing Date) were FHA Loans and Conventional Mortgage Loans, respectively;

                              (y) Except with respect to _._%, _._% and __% of
               the Initial Mortgage Loans (measured by outstanding principal balance as of the Closing Date), each Initial Mortgage Loan is secured by a Single-Family, Owner Occupied Mortgaged Property; and, when measured by outstanding principal balance as of the Closing Date, approximately _._% of the Initial Mortgage Loans are secured by vacation homes, secondary residences, or investment properties, _._% of the Initial Mortgage Loans are secured by individual units in Low-Rise Condominiums, approximately _._% of the Initial Mortgage Loans are secured by Two-, Three- or Four-Family Houses, and none of the Initial Mortgage Loans are secured by individual units of other types including High-Rise Condominiums and Mixed-Use Buildings. No Initial Mortgage Loan is secured by a mobile home or co-op;

                              (z) [Reserved]

                              (aa) The terms of the Mortgage Note and the
               Mortgage have not been impaired, altered or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interest of the Certificateholders and Noteholders and which has been delivered to the Trustee or, with respect to the FHA Loans, the Custodian. The substance of any such alteration or modification is reflected on the Mortgage Loan Schedule and has been approved by the primary mortgage guaranty insurer, if any;

                              (bb) No instrument of release or waiver has been
               executed in connection with the Mortgage Loan, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the primary mortgage guaranty insurer, if any, and which has been delivered to the Trustee or, with respect to the FHA Mortgage Loans, the Custodian;

                              (cc) There are no defaults in complying with the
               terms of the Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. The Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is greater, to the day which precedes by one month the Due Date of the first installment of principal and interest;

                              (dd) There is no proceeding pending or threatened
               for the total or partial condemnation of the Mortgaged Property, nor is such a proceeding currently occurring, and such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

                              (ee) [Other than with respect to the FHA Mortgage
               Loans, as to which no representation is made, all of the improvements which were included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property unless any such improvements are (except with respect to those Mortgage Loans with original principal balances which were less than $______ or not originated by a Originator) stated in the title insurance policy and affirmatively insured; ]

                              (ff) To the best of the Originator's knowledge
               there do not exist any circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that can be reasonably expected to cause private institutional investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent or adversely affect the value or marketability of the Mortgage Loan;

                              (gg) [Other than with respect to the FHA Loans, as
               to which no representation is made, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law; ]

                              (hh) The proceeds of the Mortgage Loan have been
               fully disbursed, and there is no obligation on the part of the mortgagee to make future advances thereunder. Any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing or recording the Mortgage Loans were paid;

                              (ii) The related Mortgage Note is not and has not
               been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage;

                              (jj) No Initial Mortgage Loan was, and no
               Subsequent Mortgage Loan will be, originated under a buydown plan;

                              (kk) Except for the related FHA Premium Account in
               connection with any FHA Loan, there is no obligation on the part of the Originator or any other party to make payments in addition to those made by the Mortgagor;

                              (ll) No statement, report or other document signed
               by the Originator constituting a part of the Mortgage File contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading;

                              (mm) The origination and collection practices used
               by the Originator with respect to the Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage lending and servicing business and, in the case of FHA Loans, legal, proper, prudent and customary in the Title I mortgage lending and servicing business;

                              (nn) With respect to each Mortgage constituting a
               deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Noteholders or the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

                              (oo) No Initial Mortgage Loan has, and no
               Subsequent Mortgage Loan will have, a shared appreciation feature, or other contingent interest feature;

                              (pp) With respect to each Mortgage Loan that is
               not a first mortgage loan, the related Prior Lien requires equal monthly payments, or if it bears an adjustable interest rate, the monthly payments for the related Prior Lien may be adjusted no more frequently than monthly; at the time of the origination of the Mortgage Loan, the related Prior Lien was not __ or more days delinquent;

                              (qq) With respect to each Mortgage Loan that is
               not a first mortgage loan, either (i) no consent for the Mortgage Loan is required by the holder of the related Prior Lien or (ii) such consent has been obtained and is contained in the Mortgage File;

                              (rr) Other than with respect to the FHA Loans, as
               to which no representation is made, with respect to each Mortgage Loan that is not a first mortgage loan, to the best of the Originator's knowledge, the related Prior Lien does not provide for negative amortization;

                              (ss) With respect to each Mortgage Loan that is
               not a first mortgage loan, the maturity date of the Mortgage Loan is prior to the maturity date of the related Prior Lien if such Prior Lien provides for a balloon payment;

                              (tt) The Mortgaged Property is located in the
               State identified in the Mortgage Loan Schedule and consists of a single parcel of real property with a Residential Dwelling erected thereon (or, with respect to any Multifamily Loans, a Multifamily Property erected thereon);

                              (uu) All parties which have had any interest in
               the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2)(A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state;

                              (vv) The Mortgage contains an enforceable
               provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

                              (ww) Any future advances made prior to the Cut-Off
               Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan. The Mortgage Note does not permit or obligate the Servicer to make future advances to the Mortgagor at the option of the Mortgagor;

                              (xx) The related Mortgage contains customary and
               enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including,
               (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would materially interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

                              (yy) There is no default, breach, violation or
               event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and neither the Servicer nor the Originator has waived any default, breach, violation or event of acceleration;

                              (zz) All parties to the Mortgage Note and the
               Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties;

                              (aaa) The Initial Mortgage Loan was not, and the
               Subsequent Mortgage Loan will not be, selected for inclusion under this Agreement from its portfolio of comparable loans, including, in the case of FHA Loans, comparable Title I loans, on any basis which would have a material adverse effect on a Certificateholder or Noteholder;

                              (bbb) All amounts received after the Cut-Off Date
               with respect to the Initial Mortgage Loans have been deposited and all amounts received after the Subsequent Cut-off Date with respect to the Subsequent Mortgage Loans will be deposited into the applicable Principal and Interest Account and are, as of the Closing Date with respect to the Initial Mortgage Loans, in the applicable Principal and Interest Account;

                              (ccc) [With respect to each Mortgage Loan (other
               than the FHA Loans) originated by an Originator with an original principal balance in excess of $______ for which the Originator conducted a drive-by appraisal pursuant to FHLMC Form 704 or alternative FNMA Form in connection with the origination thereof, such deposited Mortgage Loan (i) had an original principal balance not in excess of $______, and (ii) has a Loan-to-Value Ratio less than __% and/or an appraisal on FNMA/FHLMC Form 1004 was performed by the related Originator within one year prior to the origination of such Mortgage Loan];

                              (ddd) [At the applicable dates of origination of
               the Initial Mortgage Loans, (i) approximately __% (measured by outstanding principal balance as of the Closing Date), had a Loan-to-Value Ratio which exceeded __._% and (ii) except with respect to __% of the Initial Mortgage Loans (measured by outstanding principal balance as of the Closing Date), no Initial Mortgage Loan had a Loan-to-Value Ratio which exceeded __%];

                              (eee) Approximately __% of the Initial Mortgage
               Loans (measured by outstanding principal balance as of the Closing Date), had a Debt-to-Income Ratio exceeding __%. "Debt-to-Income Ratio" is that ratio, stated as a percentage, which results from dividing a Mortgagor's monthly debt by his gross monthly income. "Monthly debt" includes (i) the monthly payment under the Prior Liens (which generally includes an escrow for real estate taxes), (ii) the related Mortgage Loan Monthly Payment, (iii) other installment debt service payments, including, in respect of revolving credit debt, the required monthly payment thereon, or, if no such payment is specified, _._% of the balance as of the date of calculation. "Monthly debt" does not include any of the debt (other than revolving credit debt) described above that matures within less than __ months from the date of the calculation;

                              (fff) At the applicable dates of origination, each
               Mortgage Loan had an original term to maturity of no greater than __ years;

                              (ggg) Each Subsequent Mortgage Loan will comply
               with the representations and warranties respecting Subsequent Mortgage Loans set forth in Section 3.01(d) of the Insurance Agreement, which representations and warranties are incorporated herein;

                              (hhh) Each Initial Mortgage Loan bears, and each
               Subsequent Mortgage Loan will bear, a fixed rate of interest;

                              (iii) [Reserved];

                              (jjj) [Reserved];

                              (kkk) Each Initial FHA Loan is, and each
               Subsequent FHA Loan will be, an FHA Title I property improvement loan (as defined in the FHA Regulations) underwritten in accordance with applicable FHA requirements and submitted to the FHA for insurance;

                              (lll) Each Initial FHA Loan has been, and each
               Subsequent FHA Loan will be, submitted to the FHA for insurance pursuant to the FHA Title I loan program and, except for no more than __% of the Initial FHA Loans (measured by outstanding principal balance as of the Closing Date) (the "Non-Acknowledged FHA Loans"), each Initial FHA Loan has been acknowledged by the FHA for the FHA Title I loan program; each Non-Acknowledged FHA Loan will be acknowledged by the FHA within ___ days of the Closing Date and each Subsequent FHA Loan will be acknowledged by the FHA within ___ days after the Funding Period;

                              (mmm) The Reserve Amount with respect to each
               Initial FHA Loan will be transferred to the Co-Trustee's FHA Reserve Account within ___ days after the Closing Date, the Reserve Amount with respect to each Subsequent FHA Loan will be transferred to the Co-Trustee's FHA Reserve Account within ___ days after the Funding Period, and the Originators will give the Trustee, the Co-Trustee and the Rating Agencies prompt notice of their receipt of confirmation of such transfers;

                              (nnn) Assuming sufficient coverage remains
               available in the Reserve Amount, each Claim filed by the Claims Administrator with respect to a 90 Day Delinquent FHA Loan will be honored by the FHA in accordance with the FHA Regulations;

                              (ooo) [All obligations of the seller or
               subcontractor under each Mortgage Loan have been completed in accordance with the terms of such Mortgage Loans as of the Closing Date, and no additional goods or services will be, or are required to be, provided by the seller or subcontractor under the terms of such Mortgage Loans after the Closing Date. All improvements and other goods and services provided under each Mortgage Loan shall have been inspected by the Originator within the time period and in accordance to the applicable Title I regulations and prior to the Closing Date, and evidence of such inspection shall be included in the Mortgage File;]

                              (ppp) [With respect to each Mortgage Loan that is
               a Mortgage loan or retail installment sales contract for goods or services, no Mortgagor has or will have a claim, counterclaim, right of rescission, set-off or defense under any express or implied warranty or otherwise with respect to goods or services provided under such Mortgage Loan; and]

                              (qqq) [The Mortgage and the Mortgage Note contain
               the entire agreement of the parties and all obligations of the seller or subcontractor under the related Mortgage Loan, and no other agreement defines, modifies or expands the obligations of the seller or subcontractor under the Mortgage Loan.]

                   Section 3.03  PURCHASE AND SUBSTITUTION.

                  It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 shall survive delivery of the Notes to the Noteholders and the Certificates to the Certificateholders. Upon discovery by the Representative, the Servicer, any Subservicer, any Custodian, the Trustee, the Co-Trustee or the Owner Trustee of a breach of any of such representations and warranties (or, in the case of any Subsequent Mortgage Loan, any additional representation or warranty set forth in Section 3.01(d) of the Insurance Agreement) which materially and adversely affects the value of the Mortgage Loans or the interest of the Noteholders and the Certificateholders, or which materially and adversely affects the interests of the Noteholders, or the Certificateholders in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan (notwithstanding that such representation and warranty was made to the Representative's or Originators' best knowledge), the party discovering such breach shall give prompt written notice to the others. Within 60 days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, the Representative shall (a) promptly cure such breach in all material respects, (b) purchase such Mortgage Loan by depositing in the applicable Principal and Interest Account, on the next succeeding Determination Date, an amount in the manner specified in Section 2.05(b), or (c) remove such Mortgage Loan from the Trust Account Property (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans, provided such substitution is effected not later than the date which is two years after the Closing Date or at such later date, if the Trustee and the Owner Trustee receive an Opinion of Counsel that such substitution would not result in a material adverse tax event to the Noteholders or the Certificateholders.

                  As to any Deleted Mortgage Loan for which the Representative substitutes a Qualified Substitute Mortgage Loan or Loans, the Servicer shall effect such substitution by delivering to the Trustee (or, with respect to the FHA Loans, the Co-Trustee) a certification in the form attached hereto as Exhibit G, executed by a Servicing Officer and the documents constituting the Trustee's Mortgage File for such Qualified Substitute Mortgage Loan or Loans.

                  The Servicer shall deposit in the Principal and Interest Account all payments received in connection with such Qualified Substitute Mortgage Loan or Loans after the date of such substitution. Monthly Payments received with respect to Qualified Substitute Mortgage Loans on or before the date of substitution will be retained by the Representative on behalf of the related Originator. The Issuer will own all payments received on the Deleted Mortgage Loan on or before the date of substitution, and the Representative on behalf of the Originators shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Servicer shall give written notice to the Trustee, the Representative and the Owner Trustee that such substitution has taken place and shall amend the applicable Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, including Sections 2.04 and 2.05, and the Representative and the Originator shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Sections 3.01 and 3.02. On the date of such substitution, the Representative will remit to the Servicer, and the Servicer will deposit into the Principal and Interest Account an amount equal to the Substitution Adjustment.

                  In addition to the cure, purchase and substitution obligation in Section 2.05 and this Section 3.03, the Representative shall indemnify and hold harmless the Issuer, the Trustee, the Co-Trustee, the Custodian, the Noteholders, the Certificateholders and the Owner Trustee against any loss, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Representative's or any Originator's representations and warranties contained in this Agreement. It is understood and agreed that the obligations of the Representative or any Originator set forth in Sections 2.05 and 3.03 to cure, purchase or substitute for a defective Mortgage Loan and to indemnify the Noteholders, the Certificateholders, the Trustee, the Co-Trustee, the Custodian, and the Owner Trustee as provided in Sections 2.05 and 3.03 constitute the sole remedies of the Trustee, the Co-Trustee, the Custodian, the Certificate Insurer, the Noteholders, and the Owner Trustee respecting a breach of the foregoing representations and warranties.

                  Any cause of action against any Originator, the Servicer or the Representative relating to or arising out of the breach of any representations and warranties made in Sections 2.05, 3.01 or 3.02 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by any party and notice thereof to the Representative or notice thereof by the Representative to the Trustee (and, with respect to the FHA Loans, the Co-Trustee), (ii) failure by the Representative to cure such breach or purchase or substitute such Mortgage Loan as specified above, and (iii) demand upon the Representative by the Trustee (and, with respect to the FHA Loans, the Co-Trustee) for all amounts payable in respect of such Mortgage Loan.

                                   ARTICLE IV

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

                  Section 4.01 DUTIES OF THE SERVICER.

                           (a)      With respect to any Mortgage Note (other
than a Mortgage Note relating to an FHA Loan) released by the Trustee to the Servicer or to any Subservicer in accordance with the terms of this Agreement, other than a release or satisfaction pursuant to Section 5.02, prior to such release, the Trustee shall (i) complete all endorsements in blank so that the endorsement reads "Pay to the order of ___ ________________, as Trustee under the Indenture dated as of ________ __, 199_, Series 199_-_" and (ii) complete a restrictive endorsement that reads "The ________________ is the holder of the mortgage note for the benefit of the Noteholders and the Certificateholders under the Indenture dated as of ________ __, 199_, Series 199_-_" with respect to those Mortgage Notes (other than a Mortgage Note relating to an FHA Loan) currently endorsed "Pay to the order of holder."

                           With respect to any Mortgage Note relating to an
FHA Loan released by the Co-Trustee to the Servicer or any Subservicer in accordance with the terms of this Agreement, other than a release or satisfaction pursuant to Section 5.02 or a release to the Claims Administrator pursuant to Section 4.15(b), prior to such release, the Co-Trustee shall (i) complete all endorsements in blank so that the endorsement reads "Pay to the order of _________________, as Co-Trustee under the Indenture dated as of ________ __, 199_, Series 199_--" and (ii) complete a restrictive endorsement that reads "__________ ______ is the holder of the mortgage note for the benefit of the Noteholders and the Certificateholders under the Indenture dated as of ________ __, 199_, Series 199_-_" with respect to those Mortgage Notes relating to FHA Loans currently endorsed "Pay to the order of Holder."

                           (b) The Servicer, as independent contract servicer,
shall service and administer the Mortgage Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement. The Servicer may enter into Subservicing Agreements for any servicing and administration of Mortgage Loans with any institution which is in compliance with the laws of each state necessary to enable it to perform its obligations under such Subservicing Agreement and (x) has (i) been designated an approved Servicer by FHLMC or FNMA for first and second mortgage loans and (ii) has a net worth of at least $5,000,000 or (y) is an Originator or another affiliate of the Servicer. Any such Subservicing Agreement shall be consistent with and not violate the provisions of this Agreement. The Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and to either itself directly service the related Mortgage Loans or enter into a Subservicing Agreement with a successor subservicer which qualifies hereunder.

                           (c) Notwithstanding any Subservicing Agreement, any
of the provisions of this Agreement relating to agreements or arrangements between the Servicer and Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and primarily liable to the Trustee, the Noteholders, the Certificateholders and the Owner Trustee for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans when any Subservicer has received such payments. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

                           (d) Any Subservicing Agreement that may be entered
into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Servicer alone, and the Trustee, the Noteholders and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 4.01(e).

                           (e) In the event the Servicer shall for any reason
no longer be the Servicer (including by reason of a Servicer Default), the Trustee or its designee shall, subject to Section 10.02 hereof, thereupon assume all of the rights and obligations of the Servicer under each Subservicing Agreement that the Servicer may have entered into, unless the Trustee is then permitted and elects to terminate any Subservicing Agreement in accordance with its terms. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to each Subservicing Agreement to the same extent as if the Subservicing Agreements had been assigned to the assuming party, except that the Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreements. The Servicer at its expense and without right of reimbursement therefor, shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

                           (f) Consistent with the terms of this Agreement,
the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Noteholders or the Certificateholders; provided, however, that (unless (x) the Mortgagor is in default with respect to the Mortgage Loan, or such default is, in the judgment of the Servicer, imminent and (y) the Servicer determines that any modification would not be considered a new mortgage loan for federal income tax purposes) the Servicer may not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, defer (subject to Section 4.12), or forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan), or extend the final maturity date on such Mortgage Loan. No costs incurred by the Servicer or any Subservicer in respect of Servicing Advances shall for the purposes of distributions to the Noteholders or the Certificateholders be added to the amount owing under the related Mortgage Loan. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of the Trustee; each Noteholder and each Certificateholder, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Servicer, the Owner Trustee shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

                           The Servicer, in servicing and administering the
Mortgage Loans, shall employ or cause to be employed procedures
(including collection, foreclosure and REO Property management procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, in accordance with accepted second mortgage servicing practices (or, in the case of FHA Loans, in accordance with accepted Title I servicing practices or, in the case of Multifamily Loans, in accordance with accepted multifamily loan servicing practices) of prudent lending institutions and giving due consideration to the Noteholders' and Certificateholders' reliance on the Servicer.

                           (g)      On and after such time as the Trustee and
the Co-Trustee receive the resignation of, or notice of the removal of, the Servicer from its rights and obligations under this Agreement, and with respect to resignation pursuant to Section 9.04, after receipt of the Opinion of Counsel required pursuant to Section 9.04, the Trustee or its designee (or, with respect to the FHA Loans, the Co-Trustee or its designee) shall assume all of the rights and obligations of the Servicer, subject to Section 10.02 hereof. The Servicer shall, upon request of the Trustee but at the expense of the Servicer, deliver to the Trustee (or, with respect to the FHA Loans, the Custodian) all documents and records (including computer tapes and diskettes) relating to the Mortgage Loans and an accounting of amounts collected and held by the Servicer and otherwise use its best efforts to effect the orderly and efficient transfer of servicing rights and obligations to the assuming party.

                           (h)      In the event that any tax is imposed on the
Trust Fund, such tax shall be charged against amounts otherwise distributable to the Holders of the GP Interest.

                           (i)      After the Closing Date, the Servicer shall
confirm, or cause to be confirmed, whether all on-site or off-site improvements on the Mortgaged Properties relating to FHA Loans have been completed and, if such improvements have not been completed, to submit the appropriate filings to the FHA.

                  Section 4.02  LIQUIDATION OF MORTGAGE LOANS.

                  In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 4.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as it shall deem to be in the best interests of the Noteholders and the Certificateholders. The Servicer shall foreclose upon or otherwise comparably effect the ownership in the name of the Owner Trustee for the benefit of the Noteholders and the Certificateholders, as the case may be, of Mortgaged Properties relating to defaulted Mortgage Loans as to which no satisfactory arrangements can be made for collection of delinquent payments in accordance with the provisions of
Section 4.10 and, in the case of FHA Loans, for which a Claim is not required to be submitted to the FHA pursuant to Section 4.15. In connection with such foreclosure or other conversion, the Servicer shall exercise collection and foreclosure procedures with the same degree of care and skill in its exercise or use as it would exercise or use under the circumstances in the conduct of its own affairs. The Servicer shall take into account the existence of any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation, on a Mortgaged Property in determining whether to foreclose upon or otherwise comparably convert the ownership of a Mortgaged Property. Any amounts advanced in connection with such foreclosure or other action shall constitute "Servicing Advances."

                  After a Mortgage Loan has become a Liquidated Mortgage Loan, the Servicer shall promptly prepare and forward to the Trustee and the Owner Trustee, a Liquidation Report, in the form attached hereto as Exhibit K , detailing the Liquidation Proceeds received from the Liquidated Mortgage Loan, expenses incurred with respect thereto, and any Realized Loss incurred in connection therewith.

                  Section 4.03 ESTABLISHMENT OF PRINCIPAL AND INTEREST ACCOUNTS; DEPOSITS IN PRINCIPAL AND INTEREST ACCOUNT.

                           (a) The Servicer shall cause to be established and
maintained one or more Principal and Interest Accounts, in one or more Designated Depository Institutions, in the form of time deposit or demand accounts, which may be interest-bearing or such accounts may be trust accounts wherein the moneys therein are invested in Permitted Instruments, titled "The Money Store Inc., in trust for the registered holders of The Money Store Asset Backed Certificates and Asset Backed Notes, Series 199_-_, and various Mortgagors." Each such Principal and Interest Account shall be insured by the BIF or SAIF administered by the FDIC to the maximum extent provided by law. The creation of any Principal and Interest Account shall be evidenced by a letter agreement in the form of Exhibit B hereto.

                           A copy of such letter agreement shall be
furnished to the Trustee and the  Owner Trustee.

                           (b) The Servicer and each Subservicer shall deposit
without duplication (within 24 hours of receipt thereof) in the applicable Principal and Interest Account and retain therein:

                              (i) all payments received after the Cut-Off Date
               on account of principal on the Mortgage Loans, including all Excess Payments, Principal Prepayments and Curtailments received after the Cut-Off Date and all payments in respect of the applicable FHA Insurance Premium;

                              (ii) all payments received after the Cut-Off Date
               on account of interest on the Mortgage Loans;

                              (iii) all Net Liquidation Proceeds received with
               respect to the Mortgage Loans;

                              (iv) all Insurance Proceeds received with respect
               to the Mortgage Loans, (other than amounts to be applied to the restoration or repair of the related Mortgaged Property, or to be released to the Mortgagor in accordance with customary second mortgage servicing procedures);

                              (v) all Released Mortgaged Property Proceeds
               received with respect to the Mortgage Loans;

                              (vi) any amounts paid in connection with the
               purchase of any Mortgage Loan, and the amount of any Substitution Adjustment received with respect to the Mortgage Loans paid pursuant to Sections 2.05 and 3.03;

                              (vii) any amount required to be deposited in the
               Principal and Interest Account pursuant to Section 4.04, 4.08, 4.10, 7.09, 7.10 or 11.01; and

                              (viii) the amount of any credit life insurance
               premium refund which is not due to the related Mortgagor.

                           (c) The foregoing requirements for deposit in the
Principal and Interest Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, the Servicing Fee and the Contingency Fee with respect to each Mortgage Loan, and payments in the nature of prepayment penalties or premiums, late payment charges and assumption fees, to the extent received and permitted by Sections 5.01 and 5.03, together with the difference between any Liquidation Proceeds and the related Net Liquidation Proceeds, need not be deposited by the Servicer in the Principal and Interest Account.

                           (d) Any interest earnings on funds held in the
Principal and Interest Account paid by a Designated Depository Institution shall be for the account of the Servicer and may only be withdrawn from the Principal and Interest Account by the Servicer immediately following its monthly remittance of the Total Distribution Amount to the Trustee. Any reference herein to amounts on deposit in the Principal and Interest Account shall refer to amounts net of such investment earnings.

                  Section 4.04 PERMITTED WITHDRAWALS FROM THE PRINCIPAL AND INTEREST ACCOUNT.

                  The Servicer shall withdraw funds from the Principal and Interest Account for the following purposes:

                              (a) to effect the remittances required by Section
               7.05;

                              (b) to reimburse itself for any accrued unpaid
               Servicing Fees, unpaid Contingency Fees, unreimbursed Monthly Advances and for unreimbursed Servicing Advances to the extent that funds relating to such amount have been deposited in the applicable Principal and Interest Account (and not netted from Monthly Payments received). The Servicer's right to reimbursement for unpaid Servicing Fees, unpaid Contingency Fees and, except as provided in the following sentence, Servicing Advances and Monthly Advances shall be limited to Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan in respect of which such unreimbursed amounts are owed. The Servicer's right to reimbursement for Servicing Advances and Monthly Advances in excess of such amounts shall be limited to any late collections of interest received on the Mortgage Loans generally, including Liquidation Proceeds, Released Mortgaged Property Proceeds and Insurance Proceeds and any other amounts which would otherwise be distributed to the holder of the GP Interest; PROVIDED, HOWEVER, that the Servicer's right to such reimbursement pursuant hereto shall be subordinate to the rights of the Noteholders and Certificatesholders;

                              (c) to withdraw any amount received from a
               Mortgagor that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction;

                          (d) (i) to make investments in Permitted
               Instruments and (ii) to pay to itself, as permitted by Section 4.03(d), interest paid in respect of Permitted Instruments or by a Designated Depository Institution on funds deposited in the applicable Principal and Interest Account;

                              (e) to withdraw any funds deposited in the
               applicable Principal and Interest Account that were not required to be deposited therein or were deposited therein in error;

                              (f) (i) to pay itself servicing compensation
               pursuant to Section 5.03 hereof; and

                              (g) to clear and terminate each Principal and
               Interest Account upon the termination of this Agreement and to pay any amounts remaining therein in accordance with Section 11.01.

                           So long as no Servicer Default shall have
occurred and be continuing, and consistent with any requirements of the Code, the Principal and Interest Account shall either be maintained as an interest-bearing accounts meeting the requirements set forth in Section 4.03(a), or the funds held therein may be invested by the Servicer (to the extent practicable) in Permitted Instruments. In either case, funds in the Principal and Interest Account must be available for withdrawal without penalty, and any Permitted Instruments must mature not later than the Business Day immediately preceding the Determination Date next following the date of such investment (except that if such Permitted Instrument is an obligation of the institution that maintains such account, then such Permitted Instrument shall mature not later than such Determination Date) and shall not be sold or disposed of prior to its maturity. All Permitted Instruments must be held by or registered in the name of "The Money Store Inc. in trust for the registered holders of The Money Store ____ Asset Backed Notes and Certificates, Series 199_-_." All interest or other earnings from funds on deposit in the Principal and Interest Account (or any Permitted Instruments thereof) shall be the exclusive property of the Servicer, and may be withdrawn from either Principal and Interest Account pursuant to clause (d)(ii) above. The amount of any losses incurred in connection with the investment of funds in the applicable Principal and Interest Account in Permitted Instruments shall be deposited in the applicable Principal and Interest Account by the Servicer from its own funds immediately as realized without reimbursement therefor.

                  Section 4.05 PAYMENT OF TAXES, INSURANCE AND OTHER CHARGES.

                  With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting fire and hazard insurance coverage.

                  With respect to each Mortgage Loan which is a first Mortgage Loan, or as to which the Servicer has advanced the outstanding principal balance of any Prior Lien pursuant to Section 4.14 or as to which the Servicer maintains escrow accounts, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of primary mortgage guaranty insurance premiums, if any, and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in any escrow account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage (provided, however, that to the extent the Servicer advances its own funds, such advances shall constitute "Servicing Advances"). To the extent that a Mortgage does not provide for escrow payments, the Servicer shall determine that any such payments are made by the Mortgagor at the time they first become due. Notwithstanding anything contained herein to the contrary, the Servicer may choose not to make the payments described above on a timely basis, provided that collections on the related Mortgage Loan that are required to be remitted to the Trust Fund would not be reduced, as a result of such failure to timely pay, from the amount that would otherwise be remitted to the Trust Fund; provided further, however, that this provision shall not have the effect of permitting the Servicer to take, or fail to take, any action in respect of the payments described herein that would adversely affect the interest of the Trust Fund in any Mortgaged Property.

                   Section 4.06  TRANSFER OF ACCOUNTS.

                  The Servicer may, upon written prior notice to the Trustee and the Certificate Insurer, transfer the Principal and Interest Account to a different Designated Depository Institution.

                  Section 4.07  MAINTENANCE OF HAZARD INSURANCE.

                  The Servicer shall cause to be maintained, subject to the provisions of Section 4.08 hereof, fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the least of (a) the outstanding principal balance owing on the Mortgage Loan and any Prior Lien, (b) the full insurable value of the premises securing the Mortgage Loan and (c) the minimum amount required to compensate for damage or loss on a replacement cost basis. If the Mortgaged Property is in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Servicer will cause to be purchased a flood insurance policy with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (i) the outstanding principal balance of the Mortgage Loan and any Prior Lien, (ii) the full insurable value of the Mortgaged Property, or (iii) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended. The Servicer shall also maintain, to the extent such insurance is available, on REO Property, fire and hazard insurance in the amounts described above, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968, as amended, flood insurance in an amount equal to that required above. Any amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the Mortgaged Property, or to be released to the Mortgagor in accordance with customary second mortgage servicing procedures) shall be deposited in the applicable Principal and Interest Account, subject to withdrawal pursuant to
Section 4.04. It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with losses payable to the Servicer.

                  Section 4.08 MAINTENANCE OF MORTGAGE IMPAIRMENT INSURANCE POLICY.

                  In the event that the Servicer shall obtain and maintain a blanket policy insuring against fire and hazards of extended coverage on all of the Mortgage Loans, then, to the extent such policy names the Trustee or the Co-Trustee on behalf of the Noteholders and the Certificateholders as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance on the Mortgage Loans without co-insurance, and otherwise complies with the requirements of Section 4.07, the Servicer shall be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage under Section 4.07, it being understood and agreed that such blanket policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 4.07, and there shall have been a loss which would have been covered by such policy, deposit in the applicable Principal and Interest Account from the Servicer's own funds the difference, if any, between the amount that would have been payable under a policy complying with Section 4.07 and the amount paid under such blanket policy. Upon the request of the Owner Trustee, the Trustee or the Co-Trustee, the Servicer shall cause to be delivered to the Owner Trustee, the Trustee or the Co-Trustee, as the case may be, a certified true copy of such policy. The current issuer of such policy is Lloyds of London.

                  Section 4.09  FIDELITY BOND.

                  The Servicer shall maintain with a responsible company, and at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, in a minimum amount equal to $1,500,000, and a maximum deductible of $100,000, if commercially available, with coverage on all employees acting in any capacity requiring them to handle funds, money, documents or papers relating to the Mortgage Loans ("Servicer Employees"). The fidelity bond shall insure the Owner Trustee, the Trustee, the Co-Trustee and their respective officers, and employees, against losses resulting from forgery, theft, embezzlement or fraud, by such Servicer Employees. The errors and omissions policy shall insure against losses resulting from the errors, omissions and negligent acts of such Servicer Employees. No provision of this Section 4.09 requiring such fidelity bond and errors and omissions insurance shall relieve the Servicer from its duties as set forth in this Agreement. Upon the request of the Owner Trustee, the Trustee or the Co-Trustee, the Servicer shall cause to be delivered to the Owner Trustee, Trustee or the Co-Trustee a certified true copy of such fidelity bond and insurance policy. The current issuer of such fidelity bond and insurance policy is National Union Fire Insurance Company of Pittsburgh, Pennsylvania.

                  Section 4.10  TITLE, MANAGEMENT AND DISPOSITION OF
REO PROPERTY.

                  In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure (an "REO Property"), the deed or certificate of sale shall be taken in the name of the Owner Trustee (or, with respect to the FHA Loans, the Co-Trustee) for the benefit of the Noteholders and the Certificateholders.

                  The Servicer shall manage, conserve, protect and operate each REO Property for the Noteholders and the Certificateholders solely for the purpose of its prudent and prompt disposition and sale. The Servicer shall, either itself or through an agent selected by the Servicer, manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Servicer deems to be in the best interest of the Noteholders and the Certificateholders.

                  The Servicer shall cause to be deposited in the Principal and Interest Account, no later than five Business Days after the receipt thereof, all revenues received with respect to the conservation and disposition of the related REO Property net of funds necessary for the proper operation, management and maintenance of the REO Property and the fees of any managing agent acting on behalf of the Servicer.

                  The disposition of REO Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interest of the Noteholders and the Certificateholders. The proceeds of sale of the REO Property shall be promptly deposited in the Principal and Interest Account as received from time to time and, as soon as practicable thereafter, the expenses of such sale shall be paid, the Servicer shall, subject to Section 4.04, reimburse itself for any related unreimbursed Servicing Advances, unpaid Servicing Fees, unpaid Contingency Fees and unreimbursed Monthly Advances, and the Servicer shall deposit in the Principal and Interest Account the net cash proceeds of such sale to be distributed to the Noteholders and the Certificateholders, in accordance with Section 7.05 hereof.

                  In the event any Mortgaged Property is acquired as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such Mortgaged Property within two years after its acquisition unless the Servicer shall have received an Opinion of Counsel to the effect that the holding of such Mortgaged Property subsequent to two years after its acquisition will not result in the imposition of taxes on the Issuer.

                  Section 4.11 [RESERVED]

                  Section 4.12 COLLECTION OF CERTAIN MORTGAGE LOAN PAYMENTS.

                  The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, comply with the terms and provisions of any applicable hazard insurance policy. Consistent with the foregoing, the Servicer may in its discretion waive or permit to be waived any late payment charge, prepayment charge, assumption fee or any penalty interest in connection with the prepayment of a Mortgage Loan or any other fee or charge which the Servicer would be entitled to retain hereunder as servicing compensation and extend the due date for payments due on a Mortgage Note for a period (with respect to each payment as to which the due date is extended) not greater than 125 days after the initially scheduled due date for such payment provided that the Servicer determines such extension would not be considered a new mortgage loan for federal income tax purposes. In the event the Servicer shall consent to the deferment of the due dates for payments due on a Mortgage Note, the Servicer shall nonetheless make payment of any required Monthly Advance with respect to the payments so extended to the same extent as if such installment were due, owing and delinquent and had not been deferred, and shall be entitled to reimbursement therefor in accordance with Section 4.04(b) hereof.

                  Section 4.13 ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING THE MORTGAGE LOANS.

                  The Servicer shall provide to the Trustee, the Co-Trustee, the Owner Trustee, the FDIC, the Office of Thrift Supervision and the supervisory agents and examiners of each of the foregoing access to the documentation regarding the Mortgage Loans required by applicable local, state and federal regulations, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it.

                  Section 4.14  SUPERIOR LIENS.

                  The Servicer shall file of record a request for notice of any action by a superior lienholder under a Prior Lien for the protection of the Owner Trustee's interest (or, with respect to an FHA Loan, the Co-Trustee), where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder's equity of redemption. The Servicer must also notify any superior lienholder in writing of the existence of the Mortgage Loan and request notification of any action (as described below) to be taken against the Mortgagor or the Mortgaged Property by the superior lienholder.

                  If the Servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by any Prior Lien, or has declared or intends to declare a default under the mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, the Servicer shall take, on behalf of the Issuer, whatever actions are necessary to protect the interests of the related Noteholders and the Certificateholders, and/or to preserve the security of the related Mortgage Loan. The Servicer shall immediately notify the Owner Trustee (and, with respect to an FHA Loan, the Co-Trustee) of any such action or circumstances. The Servicer will advance the necessary funds to cure the default or reinstate the superior lien, if such advance is in the best interests of the Noteholders and the Certificateholders. The Servicer shall thereafter take such action as is necessary to recover the amount so advanced.

                  Section 4.15 DUTIES OF THE CLAIMS ADMINISTRATOR. (a) In connection with each FHA Loan, the Representative, the Servicer, the Claims Administrator and the Originators will comply at all times with the provisions of Title I and the rules and regulations promulgated thereunder in servicing each FHA Loan and making claims for reimbursement with respect to each FHA Loan, and will at all times hold a valid Contract of Insurance from the FHA for such purposes (unless such Contract of Insurance is terminated so as not to affect the obligation of FHA to provide insurance coverage with respect to the FHA Loans).

                           (b) If any FHA Loan becomes a 90 Day Delinquent FHA
Loan, and if sufficient coverage is available in the Reserve Amount to make an FHA Payment with respect to such FHA Loan, the Claims Administrator may, in its sole discretion, during any subsequent Due Period, determine to file a Claim with the FHA with respect to such 90 Day Delinquent FHA Loan. If the Claims Administrator determines to file such a Claim, the Claims Administrator will notify the Co-Trustee and the Custodian no later than the Determination Date following such determination by an Officer's Certificate in the form of Exhibit G-1 hereto and shall request delivery of the related Trustee's Mortgage File. Upon receipt of such certification and request, the Custodian shall, no later than the related Remittance Date, release to the Claims Administrator the related Trustee's Mortgage File and the Co-Trustee and the Custodian shall execute and deliver such instruments necessary to enable the Claims Administrator to file a Claim with the FHA on behalf of the Co-Trustee. Within 120 days of its receipt of the related Trustee's Mortgage File, the Claims Administrator shall, in its sole discretion, either file a Claim with the FHA for an FHA Payment with respect to such 90 Day Delinquent FHA Loan or, if the Claims Administrator determines not to file such a Claim, return to the Custodian on behalf of the Co-Trustee the related Trustee's Mortgage File.

                           (c) With respect to any 90 Day Delinquent FHA Loan
transferred to the Claims Administrator pursuant to clause (b) above, the Claims Administrator shall deposit (or, if the Claims Administrator is not also the Servicer, the Claims Administrator shall instruct the Servicer to deposit) in the Principal and Interest Account within 24 hours of receipt the following amounts (such amounts to be net of any amounts that would be reimbursable to the Servicer under Section 4.04(b) with respect to amounts in the Principal and Interest Account): (i) any FHA Payments; (ii) the amount, if any, by which the FHA Payment was reduced in accordance with FHA Regulations due to the Claims Administrator enforcing a lien on the Mortgaged Property prior to the lien of the related 90 Day Delinquent FHA Loan; and (iii) any principal and interest payments received with respect to a 90 Day Delinquent FHA Loan after the Due Period in which the FHA Loan is transferred to the Claims Administrator and before either the related FHA Payment is paid or the related Trustee's Mortgage File is returned to the Co-Trustee on behalf of the Trustee, as the case may be (the amounts referred to in (ii) and (iii) above are referenced to herein as "Related Payments").

                           (d) If an FHA Loan becomes a 90 Day Delinquent FHA
Loan when there is insufficient coverage in the Reserve Amount, or if the Claims Administrator determines not to file a Claim with the FHA with respect to such 90 Day Delinquent FHA Loan, the Co- Trustee will not transfer such FHA Loan to the Claims Administrator, no Claim will be made to the FHA and the Servicer may take other action, including the commencement of foreclosure proceedings, on the related Mortgaged Property.

                           (e) If a Claim is rejected by the FHA and if the
Claims Administrator is no longer The Money Store Inc., the Claims Administrator shall promptly notify the Servicer and the Representative of such rejection. Further, if a Claim is rejected by the FHA, other than as a result of depletion of the Reserve Amount, the related Originator shall be deemed to have breached its representation and warranty contained in Section 3.02 (nnn) and the Representative shall be required to repurchase the related 90 Day Delinquent FHA Loan by depositing in the Principal and Interest Account, on the next succeeding Determination Date, an amount and in the manner specified in Section 2.05(b).

                                    ARTICLE V

                           GENERAL SERVICING PROCEDURE

                  Section 5.01  ASSUMPTION AGREEMENTS.

                  When a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Mortgage Loan under any "due-on-sale" clause contained in the related Mortgage or Mortgage Note; provided, however, that the Servicer shall not exercise any such right if the "due-on-sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law or if such enforcement would materially increase the risk of default or delinquency on, or materially decrease the security for, such Mortgage Loan. In such event, the Servicer shall enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable law or the Mortgage, the Mortgagor remains liable thereon. The Servicer is also authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as Mortgagor and becomes liable under the Mortgage Note. The Servicer shall notify the Trustee (and, with respect to FHA Loans, the Co-Trustee and the Custodian) that any such substitution or assumption agreement has been completed by forwarding to the Trustee (and, with respect to the FHA Loans, the Custodian) the original of such substitution or assumption agreement, which original shall be added by the Trustee (and, with respect to the FHA Loans, the Custodian) to the related Trustee's Mortgage File and shall, for all purposes, be considered a part of such Trustee's Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any assumption or substitution agreement entered into pursuant to this Section 5.01, the Servicer shall not change the Mortgage Interest Rate or the Monthly Payment, defer or forgive the payment of principal or interest, reduce the outstanding principal amount or extend the final maturity date on such Mortgage Loan. Any fee collected by the Servicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to the Servicer as additional servicing compensation.

                  Notwithstanding the foregoing paragraph or any other provision of this Agreement, (i) the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever; and (ii) the Servicer shall not take any action which would adversely affect the coverage of an FHA Loan for insurance by the FHA under Title I.

                  Section 5.02 SATISFACTION OF MORTGAGES AND RELEASE OF MORTGAGE FILES.

                  The Servicer shall not grant a satisfaction or release of a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or otherwise prejudice any right the Noteholders or the Certificateholders may have under the mortgage instruments, subject to Section
4.01 hereof. The Servicer shall maintain the Fidelity Bond as provided for in
Section 4.09 insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

                  Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee (and, with respect to the FHA Loans, the Custodian), by an Officers' Certificate in the form of Exhibit G attached hereto (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Principal and Interest Account pursuant to Section 4.03 have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Trustee's Mortgage File. Upon receipt of such certification and request, the Trustee (and, with respect to the FHA Loans, the Custodian) shall promptly release the related Trustee's Mortgage File to the Servicer. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be payable only from and to the extent of servicing compensation and shall not be chargeable to the Principal and Interest Account or any other Accounts.

                  From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any primary mortgage guaranty insurance policy, the Trustee (and, with respect to the FHA Loans, the Custodian) shall, upon request of the Servicer and delivery to the Trustee (and, with respect to the FHA Loans, the Custodian) of a certification in the form of Exhibit G attached hereto signed by a Servicing Officer, release the related Trustee's Mortgage File to the Servicer, and the Trustee (or, with respect to the FHA Loans, the Custodian and the Co-Trustee) shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such servicing receipt shall obligate the Servicer to return the Mortgage File to the Trustee (or, with respect to the FHA Loans, the Custodian) when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Principal and Interest Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered to the Trustee (and, with respect to the FHA Loans, the Custodian) a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated, the servicing receipt shall be released by the Trustee (or, with respect to the FHA Loans, the Custodian) to the Servicer.

                  The Trustee (or, with respect to the FHA Loans, the Co-Trustee) shall execute and deliver to the Servicer any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings, the Servicer shall deliver to the Trustee (or, with respect to the FHA Loans, the Co-Trustee) a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee (or, with respect to the FHA Loans, the Co-Trustee) and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee (or, with respect to the FHA Loans, the Co-Trustee) will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale. The Trustee (or, with respect to the FHA Loans, the Co-Trustee) shall, upon receipt of a written request from a Servicing Officer, execute any document provided to the Trustee (or, with respect to the FHA Loans, the Co-Trustee) by the Servicer or take any other action requested in such request, that is, in the opinion of the Servicer as evidenced by such request, required by any state or other jurisdiction to discharge the lien of a Mortgage upon the satisfaction thereof and the Trustee (or, with respect to the FHA Loans, the Co-Trustee) will sign and post, but will not guarantee receipt of, any such documents to the Servicer, or such other party as the Servicer may direct, within five Business Days of the Trustee's (or, with respect to the FHA Loans, the Co-Trustee's) receipt of such certificate or documents. Such certificate or documents shall establish to the Trustee's (or, with respect to the FHA Loans, the Co-Trustee's) satisfaction that the related Mortgage Loan has been paid in full by or on behalf of the Mortgagor and that such payment has been deposited in the Principal and Interest Account.

                  Section 5.03 SERVICING COMPENSATION AND CONTINGENCY FEE.

                         (a) As compensation for its services hereunder, the
Servicer shall be entitled to withdraw from the applicable Principal and Interest Account or to retain from interest payments on the Mortgage Loans the Servicer's Servicing Fee. Additional servicing compensation in the form of assumption and other administrative fees, prepayment penalties and premiums, interest paid on funds on deposit in the Principal and Interest Account, interest paid and earnings realized on Permitted Instruments, and late payment charges shall be retained by or remitted to the Servicer to the extent not required to be remitted to the Trustee for deposit in the applicable Account. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.

                           (b) The Servicer shall be entitled to withdraw from
the applicable Principal and Interest Account or to retain from interest payments on the Mortgage Loans the Contingency Fee. In the event that The Money Store Inc. is terminated as Servicer pursuant to this Agreement, any duly appointed successor to the Servicer shall also be entitled to withdraw from the Principal and Interest Account or to retain from interest payments on the Mortgage Loans the successor Servicer's Contingency Fee.

                  Section 5.04  ANNUAL STATEMENT AS TO COMPLIANCE.

                  The Servicer will deliver to the Owner Trustee, the Trustee, the Co-Trustee and each of the Rating Agencies, on or before March 31 of each year beginning _____ __, 199_, an Officers' Certificate stating that (i) the Servicer has fully complied with the provisions of Articles IV and V and the Claims Administrator has fully complied with Section 4.15, (ii) a review of the activities of the Servicer and the Claim Administrator during the preceding calendar year and of performance under this Agreement has been made under such officers' supervision, and (iii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof and the action being taken by the Servicer and the Claims Administrator, as applicable, to cure such default.

                  Section 5.05 ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT.

                  On or before March 31 of each year beginning _____ __, 199_, the Servicer, at its expense, shall cause a firm of independent public accountants reasonably acceptable to the Trustee and the Certificate Insurer to furnish a letter or letters to the Owner Trustee, the Trustee, the Co-Trustee and the Rating Agencies to the effect that such firm has with respect to the Servicer's overall servicing operations examined such operations in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers, and stating such firm's conclusions relating thereto.

                  Section 5.06 TRUSTEE'S, CO-TRUSTEE'S AND OWNER TRUSTEE'S RIGHT TO EXAMINE SERVICER RECORDS AND AUDIT OPERATIONS.

                  The Trustee, the Co-Trustee and the Owner Trustee shall have the right upon reasonable prior notice, during normal business hours and as often as reasonably required, to examine and audit any and all of the books, records or other information of the Servicer and the Claims Administrator, whether held by the Servicer or by another on behalf of the Servicer and the Claims Administrator, which may be relevant to the performance or observance by the Servicer and the Claims Administrator of the terms, covenants or conditions of this Agreement.

                  Section 5.07 REPORTS TO THE TRUSTEE; PRINCIPAL AND INTEREST ACCOUNT STATEMENTS.

                  Not later than 20 days after each Record Date, the Servicer shall forward to the Trustee a statement, certified by a Servicing Officer, setting forth the status of each Principal and Interest Account as of the close of business on the preceding Record Date and showing, for the period covered by such statement, the aggregate of deposits into each Principal and Interest Account for each category of deposit specified in Section 4.03, the aggregate of withdrawals from each Principal and Interest Account for each category of withdrawal specified in Section 4.04, the aggregate amount of permitted withdrawals not made in the related Due Period, and the amount of any Monthly Advances or payments of Compensating Interest, in each case, for the related Due Period.

                                   ARTICLE VI

                       REPORTS TO BE PROVIDED BY SERVICER

                  Section 6.01  FINANCIAL STATEMENTS.

                  The Servicer understands that, in connection with the transfer of the Notes and the Certificates, Noteholders and the Certificateholders may request that the Servicer make available to prospective Noteholders and the Certificateholders annual audited financial statements of the Servicer for one or more of the most recently completed five fiscal years for which such statements are available, which request shall not be unreasonably denied.

                                   ARTICLE VII

                         DISTRIBUTIONS; RESERVE ACCOUNT;
                STATEMENTS TO CERTIFICATEHOLDERS AND NOTEHOLDERS

                  Section 7.01 ESTABLISHMENT OF TRUST ACCOUNTS. (a) (i) The Servicer, for the benefit of the Noteholders, shall establish and maintain in the name of the Trustee an Account (the "Note Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders. The Note Distribution Account shall initially be established with the Trustee.

                              (ii) The Servicer, for the benefit of the
               Noteholders and the Certificateholders shall establish and maintain in the name of the Trustee an Account (the "Pre-Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Certificateholders. The Pre-Funding Account shall be maintained with the Trustee as long as the Trustee is a Designated Depository Institution.

                              (iii) The Servicer, for the benefit of the
               Noteholders and the Certificateholders, shall establish and maintain in the name of the Trustee an Account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Certificateholders. The Reserve Account shall be maintained with the Trustee as long as the Trustee is a Designated Depository Institution.

                           (b) Funds on deposit in the Note Distribution
Account, the Pre- Funding Account, the Capitalized Interest Account, the FHA Premium Account and the Reserve Account (collectively, the "Trust Accounts") and the Certificate Distribution Account shall be invested by the Trustee with respect to Trust Accounts and by the Owner Trustee with respect to the Certificate Distribution Account (or any custodian with respect to funds on deposit in any such account) in Permitted Instruments selected in writing by the Servicer (pursuant to standing instructions or otherwise); PROVIDED, HOWEVER, it is understood and agreed that neither the Trustee nor the Owner Trustee shall be liable for any loss arising from such investment in Permitted Instruments. All such Permitted Instruments shall be held by or on behalf of the Trustee or the Owner Trustee, as applicable, for the benefit of the Noteholders and the Certificateholders, as applicable. Other than as permitted by the Rating Agencies, no such investment in the Note Distribution Account or the Certificate Distribution Account shall mature later than the Business Day immediately preceding the next Remittance Date and no such investment in the Reserve Account, Pre-Funding Account, Capitalized Interest Account or FHA Premium Account shall mature later than the Business Day immediately preceding the date such funds will be needed to pay fees or premiums or be transferred to the Note Distribution Account or the Certificate Distribution Account; PROVIDED, HOWEVER, the Trustee or any affiliate thereof may be the obligor on any investment which otherwise qualifies as a Permitted Instrument and any investment on which the Trustee is the obligor may mature on such Remittance Date or date when needed, as the case may be. All income or other gain from investments in any Account held by the Trustee shall be deposited in such Account, immediately on receipt, and the Trustee shall notify the Servicer of any loss resulting from such investments. The Servicer shall remit the amount of any such loss from its own funds, without reimbursement therefor, to the Trustee for deposit in the Account from which the related funds were withdrawn for investment by the next Determination Date following receipt by the Servicer of such notice.

                  (c) (i) The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Owner Trust Estate. Except as otherwise provided herein, the Trust Accounts shall be under the sole dominion and control of the Trustee for the benefit of the Noteholders and the Certificateholders, or the Noteholders, as the case may be. If, at any time, any of the Trust Accounts or the Certificate Distribution Account ceases to be held with a Designated Depository Institution, the Trustee (or the Servicer on its behalf) or the Owner Trustee, as applicable, shall within 10 Business Days (or such longer period as to which each Rating Agency may consent) establish a new Trust Account or a new Certificate Distribution Account, as applicable, held with a Designated Depository Institution and shall transfer any cash and/or any investments to such new Trust Account or a new Certificate Distribution Account, as applicable. In connection with the foregoing, the Servicer agrees that, in the event that any of the Trust Accounts are not accounts with the Trustee, the Servicer shall notify the Trustee in writing promptly upon any of such Trust Accounts ceasing to be held with a Designated Depository Institution.

                               (ii) With respect to the Trust Account Property,
                  the Trustee, and with respect to the Certificate Distribution Account, the Owner Trustee, agrees, by its respective acceptance hereof, that:

                                             (A) any Trust Account Property or
                              any property in the Certificate Distribution
                              Account that is held in deposit accounts shall be held solely with a Designated Depository Institution subject to the penultimate sentence of
                              Section 7.01(c)(i); and, except as otherwise provided herein, each such Account shall be subject to the exclusive custody and control of the Trustee with respect to the Trust Accounts and the Owner Trustee with respect to the Certificate Distribution Account, and the Trustee or the Owner Trustee, as applicable, shall have sole signature authority with respect thereto;

                                             (B) any Trust Account Property that
                              constitutes Physical Property shall be delivered to the Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Trustee or a financial intermediary (as such term is defined in Section 8-313(4) of the UCC) acting solely for the Trustee;

                                             (C) any Trust Account Property that
                              is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph; and

                                             (D) any Trust Account Property that
                              is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause (C) above shall be delivered to the Trustee in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by the Trustee, pending maturity or disposition, through continued registration of the Trustee's (or its nominee's) ownership of such security.

                                    (iii) The Servicer shall have the power,
                  revocable by the Trustee or by the Owner Trustee with the consent of the Trustee, to instruct the Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer or the Owner Trustee to carry out its respective duties hereunder or permitting the Trustee to carry out its duties under the Indenture.

                  Section 7.02 PRE-FUNDING ACCOUNT AND CAPITALIZED INTEREST ACCOUNT.

                    (a) No later than the Closing Date, the Representative shall establish and maintain with the Trustee in its trust department a trust account, which shall not be interest- bearing, titled "The Money Store Pre-Funding Account 199_-___" (the "Pre-Funding Account"). The Trustee shall, promptly upon receipt, deposit into the Pre-Funding Account and retain therein the Original Pre-Funded Amount in an amount equal to $___________ from the proceeds of the sale of the Notes.

                    (b) On each Subsequent Transfer Date, the Representative shall instruct the Trustee to withdraw from the Pre-Funding Account an amount equal to 100% of the aggregate Principal Balances of the Subsequent Mortgage Loans (or, with respect to the Low Interest Mortgage Loans, if any, an amount equal to the product of the percentage set forth on Exhibit O attached hereto determined by referring to the columns entitled "Coupon" and "Remaining Term" and the aggregate Principal Balances of such Subsequent Mortgage Loans) sold to the Issuer on such Subsequent Transfer Date and pay such amount to or upon the order of the Representative with respect to such transfer. In no event shall the Representative be permitted to instruct the Trustee to release from the Pre-Funding Account with respect to Subsequent Mortgage Loans an amount in excess of $____________.

                    (c) If at the end of the Funding Period amounts still remain in the Pre-Funding Account, the Servicer shall instruct the Trustee to withdraw from the Pre-Funding Account on the immediately following Remittance Date and deposit in the Note Distribution Account any Pre-Funded Amount then remaining in the Pre-Funding Account.

                    (d) On the Remittance Dates occurring during the Funding Period, the Trustee shall transfer from the Pre-Funding Account to the Note Distribution Account the Pre-Funding Earnings, if any, applicable to each such Remittance Date.

                    (e) No later than the Closing Date, the Representative shall establish and maintain with the Trustee in its trust department a trust account, which shall not be interest- bearing, titled "The Money Store Capitalized Interest Account 199_-__" (the "Capitalized Interest Account"). The Trustee shall, promptly upon receipt, deposit into the Capitalized Interest Account $___________. If prior to the end of the Funding Period the funds on deposit in the Pre-Funding Account are invested in a guaranteed investment contract, repurchase agreement or other arrangement, that constitutes a Permitted Instrument, the Trustee shall, within one Business Day of its receipt of written notification from the Servicer, withdraw from the Capitalized Interest Account and pay to the holder of the GP Interest the amount set forth in such written notification.

                    (f) On the Remittance Dates occurring during the Funding Period, the Trustee shall transfer from the Capitalized Interest Account to the Note Distribution Account the Capitalized Interest Requirement, if any, for such Remittance Dates. Any amount remaining in the Capitalized Interest Account on the Remittance Date immediately succeeding the last subsequent Transfer Date shall be remitted to the holder of the GP Interest, and the Capitalized Interest Account shall be closed.

                  Section 7.03  FHA PREMIUM ACCOUNT.

                    (a) No later than the Closing Date, the Trustee will establish with itself in its trust department a trust account, which shall not be interest bearing, titled "The Money Store FHA Premium Account 199_-__" (the "FHA Premium Account"). The FHA Premium Account shall not be available for payment of Notes or Certificates. The Trustee shall deposit into the FHA Premium
Account:

                              (i) on each Remittance Date, upon receipt an
               amount equal to the FHA Premium Amount; and

                              (ii) upon receipt, amounts required to be paid by
               the Servicer pursuant to Section 7.01 in connection with losses on investments of amounts in the FHA Premium Account.

If the Servicer fails to pay the FHA Insurance Premium with respect to an FHA Loan in accordance with Section 4.01 hereof, the Trustee shall, upon written instructions from the Servicer, withdraw an amount from the FHA Premium Account sufficient to pay in full the FHA Insurance Premium then due. If the amount on deposit in the FHA Premium Account is insufficient to pay the FHA Insurance Premium then due, the Trustee shall transfer an amount from the Certificate Account to the FHA Premium Account sufficient to pay in full the FHA Insurance Premium then due.

                    (b) The Trustee may invest amounts on deposit in the FHA Premium Account in Permitted Instruments pursuant to Section 7.01, and the Trustee shall withdraw amounts on deposit in the FHA Premium Account to:

                              (i) remit, upon certification of payment made to
               the FHA, funds requested by the Servicer (including any successor to the Servicer) as reimbursement for the FHA Insurance Premiums paid by the Servicer or remit to the FHA amounts payable in respect of FHA Insurance Premiums pursuant to the last paragraph of subclause (a) above;

                              (ii) pay on a monthly basis to the Servicer as
               additional servicing compensation interest paid and earnings realized on Permitted Instruments;

                              (iii) withdraw amounts not required to be
               deposited in the FHA Premium Account or deposited therein in error;

                              (iv) [Reserved]; and

                              (v) clear and terminate the FHA Premium Account
               upon the termination of this Agreement in accordance with the terms of Section hereof.

                  Section 7.04  [RESERVED]

                  Section 7.05  DISTRIBUTIONS.

                    (a) On each Determination Date, the Servicer shall calculate all amounts required to determine the amounts to be deposited from the Reserve Account into the Principal and Interest Account and from the Principal and Interest Account into the Note Distribution Account and the Certificate Distribution Account.

                    (b) On or before each Remittance Date, the Servicer shall instruct the Trustee (based on the information contained in the Servicer's Certificate delivered on the related Determination Date pursuant to Section 7.08) to withdraw from the Reserve Account and deposit in the Principal and Interest Account and the Trustee shall so withdraw and deposit the Reserve Account Transfer Amount for such Remittance Date.

                    (c) Subject to the last paragraph of this Section 7.05, on each Remittance Date, the Servicer shall instruct the Trustee (based on the information contained in the Servicer's Certificate delivered on the related Determination Date) to make, and the Trustee shall make, the following deposits and distributions from the Principal and Interest Account, the Pre-Funding Account and the Capitalized Interest Account, as applicable, for deposit in the applicable Account by 11:00 a.m. (New York time), to the extent of the Total Distribution Amount, in the following order of priority:

                              (i) to each of the Owner Trustee and the Trustee,
               from the Total Distribution Amount, their respective accrued and unpaid fees (in each case to the extent such fees have not previously been paid by the Servicer or the Representative);

                              (ii) to the Servicer, from the Total Distribution
               Amount, the Total Servicing Fee and Contingency Fee;

                              (iii) to the Note Distribution Account, from the
               Total Distribution Amount remaining after the application of clauses (i) and (iii), the Noteholders' Interest Distributable Amount;

                              (iv) to the Owner Trustee for deposit in the
               Certificate Distribution Account, from the Total Distribution Amount remaining after the application of clauses (i) through
               (iii), the Certificateholders' Interest Distributable Amount;

                              (v) to the Note Distribution Account, from the
               Total Distribution Amount remaining after the application of clauses (i) through (iv), the Noteholders' Principal Distributable Amount;

                              (vi) to the Owner Trustee for deposit in the
               Certificate Distribution Account, from the Total Distribution Amount remaining after the application of clauses (i) through
               (v), the Certificateholders' Principal Distributable Amount; PROVIDED, HOWEVER, that following the occurrence of an Event of Default pursuant to the Indenture, an acceleration of the Notes pursuant to Section 5.2 of the Indenture or an Insolvency Event with respect to the holder of the GP Interest, amounts on deposit in the Principal and Interest Account will be deposited in the Note Distribution Account to the extent necessary to pay accrued and unpaid interest on the Notes and then, to the extent funds are available therefor, principal on the Notes until the principal balance of each class of Notes has been reduced to zero, before any amounts are deposited in the Certificate Distribution Account. Following the payment in full of the Notes, amounts on deposit in the Principal and Interest Account will be deposited in the Certificate Distribution Account to the extent necessary to pay accrued and unpaid interest on the Certificates and then, to the extent funds are available therefor, principal on the Certificates until the principal balance thereof has been reduced to zero; and

                              (vii) to the holder of the GP Interest, from the
               Total Distribution Amount remaining after the application of clauses (i) through (vi) above, any remaining funds.

          If the Principal and Interest Account is maintained with an institution other than the Trustee, the Servicer shall instruct and cause such institution to make all deposits and distributions pursuant to this Section 7.05(c).

                    Section 7.06 RESERVE ACCOUNT. (a) On the Closing Date, the Originators shall deposit the Reserve Account Initial Deposit into the Reserve Account.

                           (b) If the amount on deposit in the Reserve Account
on any Remittance Date (after giving effect to any withdrawals therefrom on such Remittance Date) is greater than the Specified Reserve Account Balance for such Remittance Date, the Servicer shall instruct the Trustee to distribute, and the Trustee shall distribute, the amount of the excess to the Originators.

          Amounts properly distributed to the Originators pursuant to this
Section 7.06(b) shall be deemed released from the Trust and the security interest therein granted to the Trustee and the Originators shall in no event thereafter be required to refund any such distributed amounts.

                  Section 7.07  [Intentionally Omitted].

                  Section 7.08 STATEMENTS TO CERTIFICATEHOLDERS AND NOTEHOLDERS. On each Determination Date, the Servicer shall provide to the Trustee (with a copy to the Rating Agencies) for the Trustee to forward to each Noteholder of record, to each Paying Agent, if any, and to the Owner Trustee for the Owner Trustee to forward to each Certificateholder of record, a statement setting forth at least the following information as to the Notes and the Certificates to the extent applicable:

                    (a) the amount of such distribution allocable to principal of each class of Notes and to the Certificate Balance of the Certificates;

                    (b) the amount of such distribution allocable to interest on or with respect to each class of Notes and to the Certificates;

                    (c) the aggregate outstanding principal balance of each class of the Notes and the Certificate Balance after giving effect to payments allocated to principal reported under (i) above;

                    (d) the amount of the Total Servicing Fee paid to the Servicer with respect to the related Due Period;

                    (e) The amount of the Monthly Advances payment and the Compensating Interest payment to be made on the Determination Date;

                    (f) the amount of the aggregate Realized Losses, if any, for such Due Period;

                    (g) the Reserve Account Transfer Amount, if any, for such Remittance Date, the average of the Charge-off Rates and the Delinquency Percentages for the three preceding Due Periods, the Specified Reserve Account Balance for such Remittance Date, the amount distributed to the Originators from the Reserve Account on such Remittance Date, and the balance of the Reserve Account (if any) on such Remittance Date, after giving effect to changes therein on such Remittance Date;

                    (h) the amounts which are reimbursable to the Servicer for Reimbursable Amounts and Nonrecoverable Advances;

                    (i) the amount of Servicing Advances for the preceding Due Period;

                    (j) the aggregate amount paid by the Originators or the Servicer with respect to the related Due Period to purchase Deleted Mortgage loans;

                    (k) the Principal Distribution Amounts for the related Remittance Date, in the aggregate and listed separately for the portions relating to each class of Notes and the Certificates;

                    (l) the Realized Loss Amounts for the related Remittance Date (by Class and in the aggregate);

                    (m) the number and Principal Balances of all Mortgage Loans which were the subject of Principal Prepayments during the Due Period;

                    (n) the amount of all Curtailments which were received during the Due Period;

                    (o) the aggregate amount of all Excess Payments and the amounts of Monthly Payments in respect of principal received during the Due Period;

                    (p) the amount of interest received on the Mortgage Loans;

                    (q) the delinquency and foreclosure information set forth in the form attached hereto as Exhibit L;

                    (r) the amount of any Realized Losses incurred during the related Due Period;

                    (s) the Total Distribution Amount for the Remittance Date, in the aggregate and by component;

                    (t) the Cumulative Realized Losses, with respect to the Remittance Date;

                    (u) the Servicing Fees, the Contingency Fees and amounts to be deposited to the Expense Account and the FHA Premium Account;

                    (v) the weighted average Mortgage Loan Interest Rate and Adjusted Mortgage Loan Interest Rate, and the weighted average Mortgage Loan Interest Rate for the prior three month period;

                    (w) the amount to be deposited into the FHA Premium Account on the related Remittance Date and the amount reimbursable to the Servicer from the FHA Premium Account;

                    (x) the amount of FHA Payments and Related Payments received during the related Due Period;

                    (y) the Reserve Amount for the related Remittance Date;

                    (z) claims filed during the Due Period;

                    (aa) claims paid during the Due Period;

                    (bb) claims denied by the FHA during the Due Period;

                    (cc) claims pending payment by the FHA during the Due Period; and

                    (dd) Such other information as the Trustee may reasonably require.

          To the extent that there are inconsistencies between the telecopy of the Servicer's Certificate and the hard copy thereof, the Trustee shall be entitled to rely upon the telecopy.

               Each amount set forth pursuant to paragraph (a), (b), (f) or (h) above shall be expressed as a dollar amount per $1,000 of the initial principal balance of the Notes (or class thereof) or the initial Certificate Balance, as applicable.

               Section 7.09 ADVANCES BY THE SERVICER.

               Not later than the close of business on each Determination Date, the Servicer shall remit to the Trustee for deposit in the Principal and Interest Account an amount (as indicated in the Servicer's Certificate prepared pursuant to Section 7.08), to be distributed on the related Remittance Date pursuant to Section 7.07, equal to the amount, if any, by which (a) the amount equal to 30 days' interest at the Weighted Average Remittance Rate on the Pool Principal Balance immediately prior to the related Remittance Date exceeds (b) the amount received by the Servicer as of the related Record Date in respect of interest on the Mortgage Loans (and, with respect to the Remittance Dates during the Funding Period, the sum of (i) all funds to be transferred to the Note Distribution Account from the Capitalized Interest Account for such Remittance Date and (ii) the Pre-Funding Earnings for the applicable Remittance Date). The sum of such excess is defined herein as the "Monthly Advance." The Servicer may reimburse itself for Monthly Advances made pursuant to Section 4.04.

               Notwithstanding anything herein to the contrary, no Monthly Advance shall be required to be made if the Servicer determines that such Monthly Advance would, if made, constitute a Nonrecoverable Advance.

               Section 7.10 COMPENSATING INTEREST.

               The Certificateholders shall be entitled to a full month's interest for each Mortgage Loan for any month during which a Principal Prepayment or Curtailment is received on such Mortgage Loan. Not later than the close of business on each Determination Date, with respect to each Mortgage Loan for which a Principal Prepayment or Curtailment was received during the related Due Period, the Servicer shall remit to the Trustee for deposit in the Principal and Interest Account from amounts otherwise payable to it as servicing compensation, an amount (such amount required to be delivered to the Trustee is referred to herein as "Compensating Interest") (as indicated in the Servicer's Certificate prepared pursuant to Section 7.08) equal to the difference between
(a) 30 days' interest at the applicable Mortgage Interest Rate on the Principal Balance of each such Mortgage Loan and (b) the amount of interest actually received on each such Mortgage Loan for such Due Period as of the beginning of the Due Period applicable to the Remittance Date on which such amount will be distributed.

               Section 7.11 ESTABLISHMENT OF SERVICING ACCOUNTS; COLLECTION OF TAXES, ASSESSMENTS AND SIMILAR ITEMS.

                  (a) The Servicer shall establish and maintain, or cause to be established and maintained, one or more Servicing Accounts. The Servicer will deposit and retain, or cause to be deposited and retained, therein all collections from the Mortgagors for the payment of taxes, assessments, insurance premiums, or comparable items as agent of the Mortgagors.

                  (b) The Deposits in the Servicing Accounts shall be held in a Designated Depository Institution in an account designated as a "Mortgage Loan Servicing Account," held in trust by the Servicer or a Subservicer acting on its own behalf and as agent for holders of various pass-through securities and other interests in mortgage loans sold by it. The amount at any time credited to a Servicing Account must be fully insured by FDIC, or, to the extent that such deposits exceed the limits of such insurance, such excess must be (i) transferred to another fully insured account in another Designated Depository Institution or (ii) if permitted by applicable law, invested in Permitted Investments held in trust by the Servicer or a Subservicer. Withdrawals of amounts from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, insurance premiums, or comparable items, to reimburse the related Servicer or Subservicer for any advances made with respect to such items, to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Accounts, to pay the related Servicer or Subservicer the remainder of any income on balances in the Servicing Accounts or to clear and terminate the Servicing Accounts at or any time after the termination of this Agreement.

               Section 7.12 NET DEPOSITS. As an administrative convenience, unless the Servicer is required to remit collections within two Business Days of receipt thereof, the Servicer will be permitted to make the deposit of collections on the Mortgage Loans for or with respect to the Due Period net of distributions to be made to the Servicer with respect to the Due Period. The Servicer, however, will account to the Owner Trustee, the Trustee, the Noteholders and the Certificateholders as if all deposits, distributions and transfers were made individually.

                                  ARTICLE VIII

                                   [RESERVED]

                                   ARTICLE IX

                                  THE SERVICER

                Section 9.01 INDEMNIFICATION; THIRD PARTY CLAIMS.

                    (a) The Servicer agrees to indemnify and hold the Trustee, the Co- Trustee, the Owner Trustee and each Noteholder and Certificateholder harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, the Co-Trustee, the Owner Trustee and any Noteholder and Certificateholder may sustain in any way related to the failure of the Servicer and the Claims Administrator to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement. The Servicer shall immediately notify the Trustee, the Co-Trustee, the Owner Trustee and each Noteholder and Certificateholder if a claim is made by a third party with respect to this Agreement, and the Servicer shall assume (with the consent of the Trustee) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Claims Administrator, the Trustee, the Owner Trustee and/or Noteholder or Certificateholder in respect of such claim. The Trustee may reimburse the Servicer from amounts otherwise payable to the Holder of the GP Interest for all amounts advanced by it pursuant to the preceding sentence except when the Claim relates directly to the failure of the Servicer or the Claims Administrator to service and administer the Mortgages in compliance with the terms of this Agreement.

                    (b) The Representative agrees to indemnify and hold the Trustee, the Co-Trustee, the Owner Trustee and each Noteholder and Certificateholder harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, the Co-Trustee, the Owner Trustee and any Noteholder or Certificateholder may sustain in any way related to the failure of the Servicer, if it is an affiliate thereof, or the failure of the Representative to perform their respective duties in compliance with the terms of this Agreement and in the best interests of the Noteholders and the Certificateholders. The Representative shall immediately notify the Trustee, the Owner Trustee and each Noteholder and Certificateholder if a claim is made by a third party with respect to this Agreement, and the Representative shall assume (with the consent of the Trustee) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Representative, the Trustee, the Co-Trustee, the Owner Trustee and/or Noteholder or Certificateholder in respect of such claim. The Trustee may reimburse the Representative from amounts otherwise payable to the Holder of the GP Interest for all amounts advanced by it pursuant to the preceding sentence except when the claim relates directly to the Representative's indemnification pursuant to Section 2.05 and Section 3.03 or to the failure of the Servicer, if it is an affiliate of the Representative to perform its obligations to service and administer the Mortgages in compliance with the terms of this Agreement, or the failure of the Representative to perform its duties in compliance with the terms of this Agreement and in the best interests of the Certificate Insurer, the Noteholders and the Certificateholders.

                    Section 9.02 MERGER OR CONSOLIDATION OF THE REPRESENTATIVE, THE SERVICER AND THE CLAIMS ADMINISTRATOR.

                    The Servicer, the Representative and the Claims Administrator will each keep in full effect its existence, rights and franchises as a corporation, and will obtain and preserve its qualification to do business as a foreign corporation, in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

                   Any Person into which the Servicer, the Representative may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer, the Representative or the Claims Administrator shall be a party, or any Person succeeding to the business of the Servicer, the Representative or the Claims Administrator, shall be an established mortgage loan servicing institution that has a net worth of at least $15,000,000 and a valid Contract of Insurance and shall be the successor of the Servicer, the Representative or the Claims Administrator, as applicable, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Servicer, the Representative or the Claims Administrator shall send notice of any such merger or consolidation to the Issuer, the Owner Trustee, the Trustee, and the Co-Trustee.

                    Section 9.03 LIMITATION ON LIABILITY OF THE SERVICER AND OTHERS.

                    The Servicer and the Claims Administrator and any director, officer, employee or agent of the Servicer and the Claims Administrator may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities respecting any matters arising hereunder. Subject to the terms of Section 9.01 herein, the Servicer and the Claims Administrator shall have no obligation to appear with respect to, prosecute or defend any legal action which is not incidental to the Servicer's duty to service the Mortgage Loans in accordance with this Agreement.

                    Section 9.04 SERVICER AND CLAIMS ADMINISTRATOR NOT TO
RESIGN.

                    The Servicer and the Claims Administrator shall not assign this Agreement nor resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer, the Claims Administrator, the Owner Trustee and the Trustee, or upon the determination that the Servicer's or Claims Administrator's duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer or the Claims Administrator. Any such determination permitting the resignation of the Servicer and the Claims Administrator shall be evidenced by a written Opinion of Counsel (who may be counsel for the Servicer and the Claims Administrator) to such effect delivered to the Trustee, the Co-Trustee and the Owner Trustee, which Opinion of Counsel shall be in form and substance acceptable to the Trustee and the Owner Trustee. No such resignation shall become effective until a successor has assumed the Servicer's or the Claims Administrator's responsibilities and obligations hereunder in accordance with Section 10.02.

                    Section 9.05 APPOINTMENT OF ASSISTANT CLAIMS ADMINISTRATOR.

                    The Claims Administrator hereby appoints TMS Mortgage Inc., a New Jersey corporation, as Assistant Claims Administrator and, in such capacity, the Assistant Claims Administrator shall have all the rights, powers, obligations and duties of the Claims Administrator in acting in such capacity. Notwithstanding such appointment, the Claims Administrator shall remain obligated to the Trustee, the Co-Trustee, the Owner Trustee, the Noteholders and the Certificateholders in accordance with the provisions of this Agreement.

                                    ARTICLE X

                                     DEFAULT

                    Section 10.01 SERVICER DEFAULT.

                         (a) In case one or more of the following Servicer
Defaults shall occur and be continuing, that is to say:

                              (i) (A) [reserved]; (B) the failure by the
               Servicer to make any required Servicing Advance, to the extent such failure materially and adversely affects the interests of the Noteholders or the Certificateholders; (C) the failure by the Servicer to make any required Monthly Advance; (D) the failure by the Servicer to remit any Compensating Interest; (E) the failure by the Servicer to pay the FHA Insurance Premium relating to any FHA Loan or (F) any failure by the Servicer or the Claims Administrator to remit to Noteholders or the Certificateholders, or to the Trustee for the benefit of the Noteholders or the Certificateholders, any payment required to be made under the terms of this Agreement which, except with respect to FHA Payments to which no grace period shall apply, continues unremedied after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or to the Servicer and the Trustee by any Noteholder or Certificateholder; or

                              (ii) failure by the Servicer, the Claims
               Administrator or the Representative duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer, the Claims Administrator or the Representative as set forth in this Agreement, which failure continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer, the Claims Administrator or the Representative, as the case may be, by the Trustee or to the Servicer, the Claims Administrator or the Representative, as the case may be, and the Trustee by any Noteholder or Certificateholders; or

                              (iii) a decree or order of a court or agency or
               supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer or the Claims Administrator and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 days; or

                              (iv) the Servicer or the Claims Administrator
               shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or the Claims Administrator or of or relating to all or substantially all of the Servicer's or the Claims Administrator's property; or

                              (v) the Servicer or the Claims Administrator shall
               admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

                         (b) then, and in each and every such case, so long as
an Event of Default shall not have been remedied, and in the case of clause (i) above (except for clause (i)(C) or, with respect to FHA Payments, clause
(i)(F)), if such Servicer Default shall not have been remedied within 30 days after the Servicer or the Claims Administrator has received notice of such Servicer Default, (x) with respect solely to clause (i)(C) above, if such Monthly Advance is not made earlier than 4:00 p.m. New York time on the Determination Date, the Trustee shall give immediate telephonic notice of such failure to a Servicing Officer of the Servicer or the Claims Administrator, as the case may be, and, unless such failure is cured, by receipt of payment, by 12:00 Noon New York time on the following Business Day, the Trustee (or, with respect to the FHA Loans, the Co-Trustee) shall immediately assume, pursuant to
Section 10.02 hereof, the duties of a successor Servicer and the Claims Administrator; and (y) in the case of clauses (i)(A), (i)(B), (i)(D), (i)(E),
(i)(F), (ii), (iii), (iv) and (v), the Holders of Notes evidencing not less than a majority of the principal amount of the Notes then outstanding, or the Holders (as defined in the Trust Agreement) of Certificates evidencing not less than a majority of the outstanding Certificate Balance, as applicable, in the case of any default which does not adversely affect the Noteholders, by notice in writing to the Servicer and the Claims Administrator, may, in addition to whatever rights such Noteholders or Certificateholders may have at law or equity including damages, injunctive relief and specific performance, in each case commence termination of all the rights and obligations of the Servicer and the Claims Administrator under this Agreement and in and to the Mortgage Loans and the proceeds thereof, as Servicer and the Claims Administrator. Upon receipt by the Servicer and the Claims Administrator of a second written notice from such Noteholders or Certificateholders, as the case may be, stating that they or it intend to terminate the Servicer and the Claims Administrator as a result of such Servicer Default, all authority and power of the Servicer and the Claims Administrator under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall, subject to Section 10.02, pass to and be vested in the Trustee or its designee (or, with respect to the FHA Loans, the Co-Trustee or its designee) and the Trustee (or, with respect to the FHA Loans, the Co-Trustee) is hereby authorized and empowered to execute and deliver, on behalf of the Servicer and the Claims Administrator, as attorney-in-fact or otherwise, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Mortgage Loans and related documents. The Servicer and the Claims Administrator agree to cooperate with the Trustee and the Co-Trustee in effecting the termination of the Servicer's and the Claims Administrator's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all amounts which shall at the time be credited by the Servicer to each Principal and Interest Account or thereafter received with respect to the Mortgage Loans.

                    Section 10.02 TRUSTEE AND CO-TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR.

                    On and after the time the Servicer or the Claims Administrator receives a notice of termination pursuant to Section 10.01 or the Trustee receives the resignation of the Servicer and the Claims Administrator evidenced by an Opinion of Counsel pursuant to Section 9.04 or the Servicer and the Claims Administrator are removed as servicer and claims administrator pursuant to this Article X, the Trustee (or, with respect to the FHA Loans, the Co-Trustee) shall be the successor in all respects to the Servicer in its capacity as servicer and the Claims Administrator in its capacity as claims administrator under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer and the Claims Administrator by the terms and provisions hereof, provided, however, that the Trustee and the Co-Trustee shall not be liable for any actions of any servicer or claims administrator prior to it, and that the Trustee and the Co- Trustee shall not be obligated to make advances or payments pursuant to Sections 7.09, 7.10, 4.05,
4.10 or 4.14 but only to the extent the Trustee or the Co-Trustee, as the case may be, determines reasonably and in good faith that such advances would not be recoverable, such determination to be evidenced with respect to each such advance by a certification of a Responsible Officer of the Trustee or the Co-Trustee, as the case may be. As compensation therefor, the Trustee (or, with respect to the FHA Loans, the Co-Trustee) shall be entitled to all funds relating to the Mortgage Loans which the Servicer and Claims Administrator would have been entitled to receive from the Principal and Interest Account pursuant to Section 4.04 if the Servicer had continued to act as servicer and claims administrator hereunder, together with other servicing compensation in the form of assumption fees, late payment charges, the Contingency Fee or otherwise as provided in Sections 7.01 and 7.03.

                    Notwithstanding the above, the Trustee or the Co-Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or if the Holders of Notes evidencing not less than a majority of the principal amount of the Notes then outstanding, so request in writing to the Trustee or the Co-Trustee, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution, that has a net worth of not less than $15,000,000 and which is approved as a servicer by FNMA and FHLMC (and, in the case of FHA Loans, is a Title I approved lender pursuant to FHA Regulations) as the successor to the Servicer and the Claims Administrator hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer and the Claims Administrator hereunder. Any collections received by the Servicer and the Claims Administrator after removal or resignation shall be endorsed by it to the Trustee and remitted directly to the Trustee or, at the direction of the Trustee, to the successor servicer. The compensation of any successor servicer and claims administrator (including, without limitation, the Trustee and Co-Trustee) so appointed shall be the aggregate Servicing Fees, together with the Contingency Fee and other servicing compensation in the form of assumption fees, late payment charges or otherwise. In the event the Trustee or Co-Trustee is required to solicit bids as provided herein, the Trustee or Co-Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth above. Such public announcement shall specify that the successor servicer and claims administrator shall be entitled to, with respect to the Mortgage Loans each would be servicing, the full amount of the aggregate Servicing Fees and Contingency Fee relating to such Mortgage Loans as servicing compensation, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise. Within thirty days after any such public announcement, the Trustee or Co-Trustee shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Trustee or Co-Trustee shall deduct from any sum received by the Trustee or Co-Trustee from the successor to the Servicer and Claims Administrator in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder and the amount of any unreimbursed Servicing Advances and Monthly Advances. After such deductions, the remainder of such sum shall be paid by the Trustee or Co-Trustee to the Servicer and Claims Administrator at the time of such sale, transfer and assignment to the Servicer's and Claims Administrator's successor. The Trustee or Co-Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicer and Claims Administrator agree to cooperate with the Trustee or Co-Trustee and any successor servicer and claims administrator in effecting the termination of the Servicer's and Claims Administrator's servicing responsibilities and rights hereunder and shall promptly provide the Trustee or Co-Trustee or such successor servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Servicer's and Claims Administrator's functions hereunder and shall promptly also transfer to the Trustee or Co-Trustee or such successor servicer and claims administrator, as applicable, all amounts which then have been or should have been deposited in the Principal and Interest Account or Reserve Account by the Servicer and Claims Administrator or which are thereafter received with respect to the Mortgage Loans. Neither the Trustee, the Co-Trustee nor any other successor servicer or claims administrator shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer and Claims Administrator to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer and Claims Administrator hereunder. No appointment of a successor to the Servicer and Claims Administrator hereunder shall be effective until written notice of such proposed appointment shall have been provided by the Trustee and the Owner Trustee to each Noteholder and each Certificateholder, and the Trustee shall have consented thereto. Neither the Trustee nor the Co-Trustee shall resign as servicer until a successor servicer has been appointed.

                    Pending appointment of a successor to the Servicer and the Claims Administrator hereunder, the Trustee and the Co-Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee and the Co-Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer and Claims Administrator pursuant to
Section 7.03 or otherwise as provided in this Agreement. The Servicer, the Claims Administrator, the Trustee, the Co-Trustee, any Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

                    Section 10.03 WAIVER OF DEFAULTS.

                    The Holders of Notes evidencing not less than a majority of the outstanding principal amount of the Notes, or the Holders (as defined in the Trust Agreement) of Certificates evidencing not less than a majority of the outstanding Certificate Balance, as applicable, in the case of any default which does not adversely affect the Noteholders, may, on behalf of all Noteholders and Certificateholders, waive any events permitting removal of the Servicer and the Claims Administrator as servicer pursuant to this Article X, provided, however, that such Noteholders or Certificateholders, as the case may be, may not waive a default in making a required distribution on a Note or Certificate without the consent of the holder of such Note or Certificate, as the case may be. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

                  Section 10.04  [RESERVED].

                  Section 10.05  CONTROL BY MAJORITY SECURITYHOLDERS.

         The Majority Securityholders may direct the time, method and place of conducting any proceeding relating to the Owner Trust Estate or for any remedy available to the Trustee or the Co-Trustee with respect to the Owner Trust Estate or exercising any trust or power conferred on the Trustee or the Co-Trustee with respect to the Owner Trust Estate, PROVIDED THAT:

                          (a) such direction shall not be in conflict with any rule of law or with this Agreement;

                          (b) the Trustee or the Co-Trustee, as the case may be, shall have been provided with indemnity satisfactory to it; and

                          (c) the Trustee and the Co-Trustee may take any other action deemed proper by the Trustee and the Co-Trustee which is not inconsistent with such direction; provided, however, that the Trustee and the Co-Trustee need not take any action which it determines might involve it in liability or may be unjustly prejudicial to the Holders not so directing.

                                   ARTICLE XI

                                   TERMINATION

                    Section 11.01 OPTIONAL PURCHASE OF ALL MORTGAGE Loans. (a) On the last day of any Due Period immediately preceding a Determination Date as of which the then outstanding Pool Balance is 10% or less of the sum of (i) the aggregate Principal Balance of the Initial Mortgage Loans as of the Cut-off Date and (ii) the Original Pre-Funded Amount, the Servicer shall have the option to purchase the Owner Trust Estate, other than the Trust Accounts and the Certificate Distribution Account. To exercise such option, the Servicer shall deposit pursuant to Section 4.03 in the Principal and Interest Account an amount which, when added to the amounts on deposit in the Principal and Interest Account for such Remittance Date, equals the sum of (a) the unpaid principal amount of the then outstanding Class A- Notes, plus accrued and unpaid interest thereon, plus (b) the Certificate Balance plus accrued and unpaid interest thereon. The Class A- Notes and the Certificates will be redeemed concurrently therewith.

               (b) Upon any sale of the assets of the Trust pursuant to Section
9.2 of the Trust Agreement, the Servicer shall instruct the Trustee to deposit the proceeds from such sale after all payments and reserves therefrom (including the expenses of such sale) have been made (the "Insolvency Proceeds") in the Principal and Interest Account. On the Remittance Date on which the Insolvency Proceeds are deposited in the Principal and Interest Account (or, if such proceeds are not so deposited on a Remittance Date, on the Remittance Date immediately following such deposit), the Servicer shall instruct the Trustee to make, and the Trustee shall make, the following deposits and distributions (after the application on such Remittance Date of the Total Distribution Amount pursuant to Section 7.05) from the Insolvency Proceeds and any funds remaining on deposit in the Reserve Account (including the proceeds of any sale of investments therein):

                              (i) to the Note Distribution Account, any portion
               of the Noteholders' Interest Distributable Amount not otherwise deposited into the Note Distribution Account on such Remittance Date;

                              (ii) to the Note Distribution Account, the
               outstanding principal balance of the Notes (after giving effect to the reduction in the outstanding principal balance of the Notes to result from the deposits made in the Note Distribution Account on such Remittance Date);

                              (iii) to the Owner Trustee for deposit in the
               Certificate Distribution Account, any portion of the Certificateholders' Interest Distributable Amount not otherwise deposited into the Certificate Distribution Account on such Remittance Date; and

                              (iv) to the Owner Trustee for deposit in the
               Certificate Distribution Account, the Certificate Balance and any Certificateholders' Principal Carryover Shortfall Amount (after giving effect to the reduction in the Certificate Balance to result from the deposits made in the Certificate Distribution Account on such Remittance Date).

Any Insolvency Proceeds remaining after the deposits described above shall be paid to the GP Holder.

                    (c) Notice of any termination of the Trust shall be given by the Servicer to the Owner Trustee, the Trustee and the Rating Agencies as soon as practicable after the Servicer has received notice thereof.

                    (d) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholders will succeed to the rights of the Noteholders hereunder and the Owner Trustee will succeed to the rights of, and assume the obligations of, the Trustee pursuant to this Agreement.


                                   ARTICLE XII

                      ADMINISTRATIVE DUTIES OF THE SERVICER

                  Section 12.01  ADMINISTRATIVE DUTIES.

                    (a) DUTIES WITH RESPECT TO THE INDENTURE AND DEPOSITORY AGREEMENTS. The Servicer shall perform all its duties and the duties of the Issuer under the Depository Agreements. In addition, the Servicer shall consult with the Owner Trustee as the Servicer deems appropriate regarding the duties of the Issuer under the Indenture and the Depository Agreements. The Servicer shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer's duties under the Indenture and the Depository Agreements. The Servicer shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture and the Depository Agreements. In furtherance of the foregoing, the Servicer shall take all appropriate action that is the duty of the Issuer to take pursuant to the Indenture and the Depository Agreements.

                    (b) DUTIES WITH RESPECT TO THE ISSUER. (i) In addition to the duties of the Servicer set forth in this Agreement or any of the Basic Documents, the Servicer shall perform such calculations and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to this Agreement or any of the Basic Documents, and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to this Agreement or any of the Basic Documents. In accordance with the directions of the Owner Trustee, the Servicer shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Servicer.

                  (ii) Notwithstanding anything in this Agreement or any of the Basic Documents to the contrary, the Servicer shall be responsible for promptly notifying the Owner Trustee in the event that any withholding tax is imposed on the Issuer's payments (or allocations of income) to an Owner (as defined in the Trust Agreement) as contemplated in [Section 5.2(c)] of the Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the Owner Trustee pursuant to such provision.

                  (iii) Notwithstanding anything in this Agreement or the Basic Documents to the contrary, the Servicer shall be responsible for performance of the duties of the Owner Trustee and the holder of the GP Interest set forth in [Sections 6.2, 6.3, 6.4. 6.5 and 6.6] of the Trust Agreement with respect to, among other things, accounting and reports to Owners (as defined in the Trust Agreement); PROVIDED, HOWEVER, that the Owner Trustee shall retain responsibility for the distribution of the Schedule K-1s necessary to enable each Certificateholder to prepare its federal and state income tax returns.

                  (iv) The Servicer shall perform the duties of the Servicer specified in [Section 10.2] of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Servicer under this Agreement or any of the Basic Documents.

                  (v) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Servicer may enter into transactions with or otherwise deal with any of its Affiliates; PROVIDED, HOWEVER, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Servicer's opinion, no less favorable to the Issuer in any material respect.

                    (c) TAX MATTERS. The Servicer shall prepare and file, on behalf of the holder of the GP Interest, all tax returns, tax elections, financial statements and such annual or other reports of the Issuer as are necessary for preparation of tax reports as provided in Article V of the Trust Agreement, including without limitation forms 1099 and 1066. All tax returns will be signed by the holder of the GP Interest.

                    (d) NON-MINISTERIAL MATTERS. With respect to matters that in the reasonable judgment of the Servicer are non-ministerial, the Servicer shall not take any action pursuant to this Article X unless within a reasonable time before the taking of such action, the Servicer shall have notified the Owner Trustee and the Trustee of the proposed action and the Owner Trustee and, with respect to items (A), (B), (C) and (D) below, the Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include:

                              (A) the amendment of or any supplement to the
               Indenture;

                              (B) the initiation of any claim or lawsuit by the
               Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Mortgage Loans);

                              (C) the amendment, change or modification of this
               Agreement or any of the Basic Documents;

                              (D) the appointment of successor Note Registrars,
               successor Paying Agents and successor Trustees pursuant to the Indenture or the appointment of Successor Servicers or the consent to the assignment by the Note Registrar, Paying Agent or Trustee of its obligations under the Indenture; and

                              (E) the removal of the Trustee.

         (e) EXCEPTIONS. Notwithstanding anything to the contrary in this Agreement, except as expressly provided herein or in the other Basic Documents, the Servicer, in its capacity hereunder, shall not be obligated to, and shall not, (1) make any payments to the Noteholders or Certificateholders under the Basic Documents, (2) sell the Indenture Trust Estate pursuant to [Section 5.4] of the Indenture, (3) take any other action that the Issuer directs the Servicer not to take on its behalf or (4) in connection with its duties hereunder assume any indemnification obligation of any other Person.

                  Section 12.02 RECORDS. The Servicer shall maintain appropriate books of account and records relating to services performed under this Agreement, which books of account and records shall be accessible for inspection by the Issuer at any time during normal business hours.

                  Section 12.03 ADDITIONAL INFORMATION TO BE FURNISHED TO THE ISSUER. The Servicer shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.


                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

                    Section 13.01 ACTS OF NOTEHOLDERS AND CERTIFICATEHOLDERS.

                    Except as otherwise specifically provided herein, whenever Noteholder or Certificateholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Noteholders and Certificateholders if the Majority Securityholders agree to take such action or give such consent or approval.

                  Section 13.02  AMENDMENT.

                    This Agreement may be amended by the [_____], the Servicer and the Owner Trustee, with the consent of the Trustee (which consent may not be unreasonably withheld), but without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity or defect, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; PROVIDED, HOWEVER, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Owner Trustee and the Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder.

                    This Agreement may also be amended from time to time by the [_____], the Servicer and the Owner Trustee, with the consent of the Trustee and the consent of the Majority Securityholders the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; PROVIDED, HOWEVER, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Mortgage Loans or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Balance, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes and the Holders (as defined in the Trust Agreement) of all the outstanding Certificates of each class affected thereby.

                  Prior to the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to the Rating Agencies. Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder and the Trustee.

                    It shall not be necessary for the consent of Certificateholders or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

                    Prior to the execution of any amendment to this Agreement, the Owner Trustee and the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Owner Trustee and the Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's or the Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

                    Section 13.03 RECORDATION OF AGREEMENT.

                    To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Noteholders and the Certificateholders' expense on direction of the Majority Securityholders, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Noteholders and the Certificateholders or is necessary for the administration or servicing of the Mortgage Loans.

                    Section 13.04 DURATION OF AGREEMENT.

                    This Agreement shall continue in existence and effect until terminated as herein provided.

                    Section 13.05 GOVERNING LAW.

                    THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

                    Section 13.06 NOTICES.

                    All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid, to (i) in the case of the Representative, the Servicer, the Claims Administrator, and each Originator, The Money Store Inc., 3301 C Street, Sacramento, California 95816, Attention: Executive Vice President, or such other addresses as may hereafter be furnished to the Noteholders and the Certificateholders in writing by the Representative and the Servicer, (ii) in the case of the Trustee, [Name and Address of Trustee], (iii) in the case of the Issuer or the Owner Trustee [Name and Address of Owner Trustee], (iv) in the case of Moody's, to Moody's Investors Service, Home Equity Group, 99 Church Street, 4th Floor, New York, New York 10007, (v) in the case of S&P, to Standard & Poor's Corporation, 25 Broadway, 20th Floor, New York, New York 10004,
Attention: Residential Mortgages and, (vi) in the case of the Co-Trustee, [Name and Address of Co-Trustee]. Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party, except that notices to the Certificateholders shall be effective upon mailing or personal delivery.

                    Section 13.07 SEVERABILITY OF PROVISIONS.

                    If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

                    Section 13.08 NO PARTNERSHIP.

                    Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for the Noteholders or the Certificateholders.

                    Section 13.09 COUNTERPARTS.

                    This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

                    Section 13.10 SUCCESSORS AND ASSIGNS.

                    This Agreement shall inure to the benefit of and be binding upon the Representative, the Servicer, the Originators, the Issuer, the Trustee, the Co-Trustee, the Owner Trustee, the Noteholders and the Certificateholders and their respective successors and assigns.

                    Section 13.11 HEADINGS.

                    The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

                    Section 13.12 ASSIGNMENT TO TRUSTEE. The Seller hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Trustee pursuant to the Indenture for the benefit of the Noteholders of all right, title and interest of the Issuer in, to and under the Mortgage Loans and/or the assignment of any or all of the Issuer's rights and obligations hereunder to the Trustee.

                    Section 13.13 NONPETITION COVENANT. (a) Notwithstanding any prior termination of this Agreement, the Servicer and the Seller shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

                  (b) Notwithstanding any prior termination of this Agreement, the parties hereto shall not, prior to the date that is one year and one day after the termination of this Agreement with respect to [_______], acquiesce to, petition or otherwise invoke or cause [_______] to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against [_______] under any federal or state bankruptcy, insolvency or similar law, appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator, or other similar official of [_______] or any substantial part of its property, or ordering the winding up or liquidation of the affairs of [_______].

                  Section 13.14 LIMITATION OF LIABILITY OF OWNER TRUSTEE AND TRUSTEE. (a) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by [Name of Owner Trustee] not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall [Name of Owner Trustee] in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

                  (b) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by ___________________ not in its individual capacity but solely as Trustee and in no event shall _____________________ have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

                    Section 13.15 INDEPENDENCE OF THE SERVICER. For all purposes of this Agreement, the Servicer shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Servicer shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

                    Section 13.16 NOTIFICATION TO RATING AGENCIES.

                    The Trustee shall give prompt notice to the Rating Agencies of the occurrence of any of the following events of which it has received notice: (1) any modification or amendment to this Agreement, (2) any appointment of a Custodian (other than _____ __________________________), (3) any change of the Trustee or the Servicer (4) any Servicer Default, and (5) the final payment of all the Notes and the Certificates. The Servicer shall promptly deliver to the Rating Agencies a copy of each of the Servicer's Certificates.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                                  THE MONEY STORE _____ TRUST
                                                  199__-__


                                               By:                           ,
                                                not in its individual
                                                capacity but solely  as
                                                Owner Trustee on behalf of
                                                the Trust,


                                                By:
                                                   Name:
                                                   Title:


                                              THE MONEY STORE INC., as
                                              Representative,
                                              Servicer and Claims Administrator


                                               By:
                                                  Name:
                                                  Title:


                                              [Originators]


                                               By:
                                                  Name:
                                                  Title:

 Acknowledged and Accepted:

                          , not
in its individual capacity
but solely as Trustee,


By
   Name:
   Title:


Acknowledged and Accepted:

                             ,
not in its individual capacity
but solely as Owner Trustee,


By
   Name:
   Title:

Acknowledged and Accepted:


By
   Name:
   Title:

                             ACCEPTANCE OF CUSTODIAN

         ________________________________ hereby accepts its appointment pursuant to Section ___ of the within instrument to serve as Custodian with respect to the FHA Mortgage Loans. In connection therewith, ________________________________ agrees to be bound by all applicable provisions of such instrument.

                                             --------------------------------,
                                             as  Custodian


     By:
     Name:
     Title:

STATE OF NEW YORK )
                  : ss.:
COUNTY OF NEW YORK)

         On the ____ day of _____ 199_ before me, a Notary Public in and for said State, personally appeared ____________________ known to me to be an officer of ____________________, a New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said New York banking corporation, and acknowledged to me that such New York banking corporation, executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



         Notary Public

         My Commission expires

 STATE OF NEW YORK  )
                    : ss.:
 COUNTY OF NEW YORK )

         On the ____ day of _____ 199_ before me, a Notary Public in and for the State of New York, personally appeared ____________________ known to me to be the ______________________ of The Money Store Inc., one of the corporations that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                  Notary Public

                  My Commission expires

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF NEW YORK )

         On the ____ day of _____ 199_ before me, a Notary Public in and for the State of New York, personally appeared ____________________ known to me to be the ______________________ of each Originator listed on Exhibit F to the within instrument, and also known to me to be the person who executed it on behalf of each such corporation, and acknowledged to me that each such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                  Notary Public

                  My Commission expires

                                   SCHEDULE I

                        DESCRIPTION OF CERTAIN LITIGATION

                                      None.

                                    EXHIBIT A

                            CONTENTS OF MORTGAGE FILE

                With respect to each Mortgage Loan, the Mortgage File shall include a copy of any of the following items delivered to the Trustee (or the Co-Trustee, in the case of FHA Loans) and an original of any of the other following items, all of which shall be available for inspection by the Noteholders and the Certificateholders:

                1. The original Mortgage Note, endorsed "Pay to the order of holder" or "Pay to the order of ______________" and signed in the name of the Person delivering the note by a Responsible Officer, with all prior and intervening endorsements showing a complete chain of endorsement from the originator to such Person;

                2. Either: (i) the original recorded Mortgage, with evidence of recording thereon, (ii) a copy of the Mortgage certified as a true copy by a Responsible Officer where the original has been transmitted for recording until such time as the original is returned by the public recording office or (iii) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost.

                3. Either (i) the original Assignment of Mortgage from the Person delivering such Assignment to "____________________, as Trustee under the Sole and Servicing Agreement dated as of ________ __, 199_, Series 199_-_" or, in the case of the FHA Loans, to "_____________, as Co-Trustee under the FHA and Servicing Agreement dated as of ________
                         __, 199_, Series 199_- _" with evidence of recording thereon (provided, however, that where permitted under the laws of the jurisdiction wherein the Mortgaged Property is located, the Assignment of Mortgage may be effected by one or more blanket assignments for Mortgage Loans secured by Mortgaged Properties located in the same county) or (ii) a copy of the Assignment of Mortgage certified as a true copy by a Responsible Officer of the Originator where the original was transmitted for recording (provided, however, that where the original Assignment of Mortgage is not being delivered to the Trustee (or the Co-Trustee, in the case of FHA Loans), each such
                         Responsible Officer may complete one or more blanket certificates attaching copies of one or more of such Assignments of Mortgage relating to the Mortgages originated by the related
                         Originator).

                4. The original policy of title insurance or, if such policy has not yet been delivered by the insurer, the commitment or binder to issue same, or if the original principal balance of the Mortgage Loan was
                         less than or equal to $______ or the Mortgage Loan was not originated by a Originator, other evidence of the status of title, which shall consist of an attorney's opinion of title or certificate of title, a preliminary title report, a property search, a title search, a lot book report, a property information report or a report entitled "prelim" or "PIRT" (property information report), and (ii) proof of hazard insurance in the form of a hazard insurance policy or hazard insurance policy endorsement that names the related Originator, its successors and assigns, as a mortgagee/loss payee, and, if such endorsement does not show the amount insured by the related hazard insurance policy, some evidence of such amount.

                5. Originals of all assumption and modification agreements, if any.

                6. Either: (i) original intervening assignments, if any, showing a complete chain of title from the originator to the Person delivering such Assignment, including warehousing assignments, with recording information thereon, if such assignments were recorded, (ii) copies of any assignments certified as true copies by a Responsible Officer of the Originator where the original has been transmitted for recording until such time as the originals are returned by the public recording office, or (iii) copies of any assignments certified by the public recording office in those instances where the original recorded assignments have been lost.

                7. Mortgage Loan closing statement and any other truth-in-lending or real estate settlement procedure forms required by law.

                8.       Residential loan application.

                9. Verification of employment and income, and tax returns, if any.

               10.       Credit report on the mortgagor.

               11. Except with respect to certain Mortgage Loans with original principal balances of less than $______, the appraisal made in connection with the origination of the related Mortgage Loan with photographs of the subject property and of comparable properties (if available), constituting evidence sufficient to indicate that the Mortgaged Property relates to a Residential Dwelling and identifying the type thereof.

               12.       Copy of any Prior Lien.

               13. All other papers and records developed or originated by the Originator or others, required to document the Mortgage Loan or to service the Mortgage Loan.

                                    EXHIBIT B

                 PRINCIPAL AND INTEREST ACCOUNT LETTER AGREEMENT

                                               ___________ __, 199_

                  To:      _________________ (the "Depository")

                  As "Servicer" under the Sale and Servicing Agreement, dated as of ________ __, 199_), TMS Asset Backed Notes and Asset Backed Certificates, Series 199_-_ (the "Agreement"), we hereby authorize and request you to establish an account, as a Principal and Interest Account pursuant to Section
4.03 of the Agreement, to be designated as "The Money Store Inc., in trust for the registered holders of TMS Asset Backed Notes and Asset Backed Certificates Series 199_-_. All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                                     THE MONEY STORE INC.

                                                     By:

                                                     Name:

                                                     Title:

         The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number __________, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above. The amounts deposited at any time in the account will be insured to the maximum amount provided by applicable law by the Federal Deposit Insurance Corporation through the Bank Insurance Fund.

                                                     By:

                                                     Name:

                                                     Title:

                                    EXHIBIT C

               FORM OF [TRUSTEE] [CUSTODIAN] INITIAL CERTIFICATION

                               ____________, 199_

The Money Store Inc.
2840 Morris Avenue
Union, New Jersey  07083

TMS Special Holdings, Inc.
2840 Morris Avenue
Union, New Jersey  07083

[Name and Address
  of Underwriter]

     Re: Sale and Servicing Agreement TMS Asset Backed Notes and Asset Backed Certificates, Series 199_-_, dated as of ________ __, 199_ among The Money Store Inc. as Representative, Servicer and
                         Claims  Administrator, the Originators and
                         ___________, AS  TRUSTEE

Gentlemen:

                In accordance with Section ____ of the above-captioned Sale and Servicing Agreement, the undersigned, as [Trustee] [Custodian], hereby certifies that, except as noted on the attachment hereto, if any (the "Loan Exception Report"), it has received an Assignment of Mortgage, or a certified copy thereof, and a Mortgage Note with respect to each [Initial] [Subsequent] [Mortgage Loan] [FHA Loan] listed in the Mortgage Loan Schedule and the documents contained therein appear to bear original signatures.

                The [Trustee] [Custodian] has made no independent examination of any such documents beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The [Trustee] [Custodian] makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any such documents or any of the [Mortgage Loans] [FHA Loans] identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such [Mortgage Loan] [FHA Loan].

                Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Sale and Servicing Agreement.

                [--------------------,
                  as Trustee]

                [--------------------------,
                  as Custodian]


                By:
                Name:
                Title:

                                   EXHIBIT C-1

               FORM OF [TRUSTEE] [CUSTODIAN] INTERIM CERTIFICATION

                                                      _______________, 199_


The Money Store Inc.
2840 Morris Avenue
Union, New Jersey  07083

TMS Special Holdings, Inc.
2840 Morris Avenue
Union, New Jersey  07083

[Name and Address
  of Underwriter]

        Re: Sale and Servicing Agreement TMS Asset Backed Notes and Asset Backed Certificates, Series
                          199_-_, dated as of ________ __, 199_  among The
                          Money Store Inc. as Representative, Servicer
                          and Claims  Administrator, the ORIGINATORS
                          AND              , AS TRUSTEE

Gentlemen:

                In accordance with Section 2.05 of the above-referenced Sale and Servicing Agreement, the undersigned, as [Trustee] [Custodian], hereby certifies that as to each [Initial] [Subsequent] [Mortgage Loan] [FHA Loan] listed in the Mortgage Loan Schedule (other than any [Initial] [Subsequent] [Mortgage Loan] [FHA Loan] paid in full or any [Initial] [Subsequent] [Mortgage Loan] [FHA Loan] listed on the attachment hereto), it has reviewed the documents delivered to it pursuant to Section 2.04 (other than items listed in Section 2.04(d)(ii)) of the Sale and Servicing Agreement and has determined that (i) all such documents are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged, torn or otherwise physically altered and relate to such [Mortgage Loan] [FHA Loan], (iii) based on its examination and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule respecting such [Initial] [Subsequent] [Mortgage Loan] [FHA Loan] is correct and
(iv) each Mortgage Note has been endorsed as provided in Section 2.04 of the Sale and Servicing Agreement. Further, [except for Mortgaged Properties relating to [Mortgage Loans] [FHA Loan] identified on the Mortgage Loan Schedule by an account number beginning with __________ or ________,] each Mortgaged Property is a Residential Dwelling of the type set forth in the appraisal obtained in connection with the origination of the related [Mortgage Loan] [FHA Loan], and for each [Mortgage Loan] [FHA Loan] with an original principal balance in excess of $______ for which the documents in the possession of the [Trustee] [Custodian] indicate that the related Originator conducted a drive-by appraisal pursuant to FHLMC Form 704 or alternative FNMA Form in connection with originating such [Mortgage Loan] [FHA Loan], such [Mortgage Loan] [FHA Loan] (A) had an original principal balance not in excess of $______, and (B) has a Loan-to-Value Ratio less than __% (based solely on the LTV included on the Mortgage Loan Schedule) and/or an appraisal on FNMA/FHLMC Form 1004 was performed by the related Originator within one year prior to the origination of such [Mortgage Loan] [FHA Loan]. The [Trustee] [Custodian] has made no independent examination of such documents beyond the review specifically required in the above-referenced Sale and Servicing Agreement. The [Trustee] [Custodian] makes no representations as to: (i) the validity, legality, enforceability or genuineness of any such documents contained in each or any of the [Mortgage Loans] [FHA Loan] identified on the Mortgage Loan Schedule, or
(ii) the collectability, insurability, effectiveness or suitability of any such [Mortgage Loan] [FHA Loan].

                Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Sale and Servicing Agreement.


                                                   [--------------------
                                                     as Trustee]

                                                   [--------------------------,
                                                     as Custodian]


                                                   By:
                                                   Name:
                                                   Title:

                                    EXHIBIT D

                FORM OF [TRUSTEE] [CUSTODIAN] FINAL CERTIFICATION

                                     [date]

[Servicer]

[Noteholders]

[Certificateholders]

[Representative]

        Re:             Sale and Servicing Agreement dated as of ________
                         __, 199_ among  The Money Store Inc. as
                         Representative, Servicer and Claims
                         Administrator, the Originators and __________, as Trustee, TMS Asset Backed Notes and Asset Backed Certificates, Series 199_-_

Gentlemen:

                In accordance with Section 2.05 of the above-captioned Sale and Servicing Agreement, the undersigned, as [Trustee] [Custodian], hereby certifies that, except as noted on the attachment hereto, as to each [Mortgage Loan] [FHA Loan] listed in the Mortgage Loan Schedule (other than any [Mortgage Loan] [FHA Loan] paid in full or listed on the attachment hereto) it has reviewed the documents delivered to it pursuant to Section 2.04 (other than items listed in Section 2.04(d)(ii)) of the Sale and Servicing Agreement and has determined that
(i) all such documents are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged, torn or otherwise physically altered and relate to such [Mortgage Loan] [FHA Loan], (iii) based on its examination, and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule respecting such [Mortgage Loan] [FHA Loan] is correct and (iv) each Mortgage Note has been endorsed as provided in Section
2.04 of the Sale and Servicing Agreement. Further, [except for Mortgaged Properties relating to [Mortgage Loans] [FHA Loans] identified on the Mortgage Loan Schedule by an account number beginning with _______ or _______,] each Mortgaged Property is a Residential Dwelling of the type set forth in the appraisal obtained in connection with the origination of the related [Mortgage Loan] [FHA Loan], and for each [Mortgage Loan] [FHA Loan] with an original principal balance in excess of $______ for which the documents in the possession of the [Trustee] [Custodian] indicate that the related Originator conducted a drive-by appraisal pursuant to FHLMC Form 704 or alternative FNMA Form in connection with originating such [Mortgage Loan] [FHA Loan], such [Mortgage Loan] [FHA Loan] (A) had an original principal balance not in excess of $______, and (B) has a Loan-to-Value Ratio less than __% (based solely on the LTV included on the Mortgage Loan Schedule) and/or an appraisal on FNMA/FHLMC Form 1004 was performed by the related Originator within one year prior to the origination of such [Mortgage Loan] [FHA Loan]. The [Trustee] [Custodian]has made no independent examination of such documents beyond the review specifically required in the above-referenced Sale and Servicing Agreement. The [Trustee] [Custodian]makes no representations as to: (i) the validity, legality, enforceability or genuineness of any such documents contained in each or any of the [Mortgage Loans] [FHA Loans] identified on the Mortgage Loan Schedule, or
(ii) the collectabil ity, insurability, effectiveness or suitability of any such [Mortgage Loan] [FHA Loan(s)].

                Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Sale and Servicing Agreement.


                                                   [--------------------
                                                     as Trustee]

                                                   [--------------------------,
                                                     as Custodian]

                                                   By:
                                                   Name:
                                                   Title:

                                    EXHIBIT E

                             MORTGAGE LOAN SCHEDULE

                                    EXHIBIT F

                               LIST OF ORIGINATORS

                     [To be provided for each transaction]

                                    EXHIBIT G

                        REQUEST FOR RELEASE OF DOCUMENTS


To:      [Trustee]


         [Custodian]


                Re:       Sale and Servicing Agreement, TMS Asset
                          Backed Notes and Asset Backed
                          Certificates, Series 199_-_, DATED AS OF
                          ________ __,  199_

                In connection with the administration of the pool of Mortgage Loans held by you as [Trustee] [Custodian] for the Noteholders and the Certificateholders, we request the release, and acknowledge receipt, of the (Trustee's Mortgage File/[specify document]) for the Mortgage Loan described below, for the reason indicated.

MORTGAGOR'S NAME, ADDRESS & ZIP CODE:


MORTGAGE LOAN NUMBER:


REASON FOR REQUESTING DOCUMENTS (check one)
____ 1.         Mortgage Loan Paid in Full
                              (Servicer hereby certifies that all
                              amounts received in connection therewith have been credited to the Principal and Interest Account and remitted to the Trustee for deposit into the Certificate Account pursuant to the Pooling and Servicing Agreement.)

____ 2.         Mortgage Loan Liquidated
                              (Servicer hereby certifies that all
                              proceeds of foreclosure, insurance or other liquidation have been finally received and credited to the Principal and Interest Account and remitted to the Trustee for deposit into the Certificate Account pursuant to the Pooling and Servicing Agreement.)

____ 3.         Mortgage Loan in Foreclosure

_____4. Mortgage Loan Purchased Pursuant to Section 11.01 of the Sale and Servicing Agreement.

_____5. Mortgage Loan Repurchased or Substituted Pursuant to Article II or III of the Sale and Servicing Agreement (Servicer hereby certifies that the repurchase price or Substitution Adjustment has been credited to the Principal and Interest Account and remitted to the Trustee for deposit into the Certificate Account pursuant to the Sale and Servicing Agreement.)

_____6.         Other (explain)  ____________________________
                                             ---------------------------------

                If box 1 or 2 above is checked, and if all or part of the Trustee's Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Mortgage Loan.

                If box 3, 4, 5 or 6 above is checked, upon our return of all of the above documents to you as [Trustee] [Custodian], please acknowledge your receipt by signing in the space indicated
 below, and returning this form.

                                              THE MONEY STORE INC.


                                              By:
                                              Name:
                                              Date:

Documents returned to [Trustee] [Custodian]:

- -------------------------------
    [Trustee] [Custodian]

By:____________________________
Date:__________________________

                                   EXHIBIT G-1

                       REQUEST FOR RELEASE OF DOCUMENTS OF
                           90 DAY DELINQUENT FHA LOANS


To:  [Custodian]


                       Re: Sale and Servicing Agreement, TMS Asset Backed Notes and Asset Backed Certificates, SERIES 199_-_, dated as of ________ __, 199_

                  In connection with the administration of the pool of Mortgage Loans held by you as Custodian and agent for the Co-Trustee, we request the release, and acknowledge receipt, of the (Trustee's Mortgage File/[specify document]) for the 90 Day Delinquent FHA Loan described below, for the reason indicated.

MORTGAGOR'S NAME, ADDRESS & ZIP CODE:


MORTGAGE LOAN NUMBER:


                  Upon receipt of this request, please execute and deliver such 90 Day Delinquent FHA Loan to us.

                                                  THE MONEY STORE INC.

                                                   By:
                                                   Name:
                                                   Date:

Documents returned to Custodian:

- -------------------------------
         Custodian


By:____________________________
Date:__________________________

                                    EXHIBIT H



                                   [Reserved]

                                    EXHIBIT I

                               CUSTODIAL AGREEMENT

                             Dated __________, 1994


                  ____________________, a New York banking corporation, as Trustee (the "Trustee") and _______________________________, a
____________________________ (the "Custodian"), agree as follows:

                  WHEREAS, the Trustee, the Originators and The Money Store Inc. ("TMS") have entered into a Sale and Servicing Agreement dated as of ________ __, 199_ relating to TMS Asset Backed Notes and Asset Backed Certificates, Series 199_-_, (the "Sale and Servicing Agreement"), the terms defined therein being used herein with the same meaning) pursuant to which the Originators transferred, assigned, set-over and otherwise conveyed to the Trustee, without recourse, all of the Originators' right, title and interest in and to the mortgage loans identified in Exhibit E to the Sale and Servicing Agreement (the "Mortgage Loans"); and

                  WHEREAS, in connection with such transfer and assignment and pursuant to the Sale and Servicing Agreement, the Trustee holds, directly or pursuant to a custodial agreement, the Mortgage Files:

                  WITNESSETH THAT:

                  In consideration of the premises and of the mutual agreements herein contained, the Custodian and the Trustee agree as follows:

                  1. APPOINTMENT AS CUSTODIAN; ACKNOWLEDGMENT OF Receipt. Subject to the terms and conditions herein, the Trustee hereby appoints the Custodian, and the Custodian hereby accepts such appointment, as its Custodian to maintain custody of the Trustee's Mortgage Files. The Custodian hereby acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments and other documents relating to the Mortgage Loans referred to in Section 2.04, except for the items referred to in Section 2.04(d)(ii), of the Sale and Servicing Agreement. The Trustee shall be liable for all of the Custodian's fees under this Agreement.

                  2. MAINTENANCE OF OFFICE. The Custodian agrees to maintain each Trustee's Mortgage File identified in Section 2.04 of the Sale and Servicing Agreement, said Exhibit being incorporated herein by reference, at the office of the Custodian located at ________ ___________________ or at such other office of the Custodian in New York, New York as the Custodian shall designate from time to time after giving the Trustee 30 days' prior written notice.

                  3. DUTIES OF CUSTODIAN. As Custodian, the Custodian shall have and perform the following powers and duties:

                           (a) SAFEKEEPING. To segregate the Trustee's Mortgage
                  Files from all other mortgages and mortgage notes and similar records in its possession, to identify the Trustee's Mortgage Files as being held and to hold the Trustee's Mortgage Files for and on behalf of the Trustee for the benefit of all present and future Noteholders and Certificateholders, to maintain accurate records pertaining to each Mortgage Note and Mortgage in the Trustee's Mortgage Files as will enable the Trustee to comply with the terms and conditions of the Sale and Servicing Agreement, to maintain at all times a current inventory thereof and to conduct periodic physical inspections of the Trustee's Mortgage Files held by it under this Agreement in such a manner as shall enable the Trustee and the Custodian to verify the accuracy of such record-keeping, inventory and physical possession. The Custodian will promptly report to the Trustee any failure on its part to hold the Trustee's Mortgage Files as herein provided and promptly take appropriate action to remedy any such failure.

                           (b) RELEASE OF DOCUMENTS. To release any Mortgage
                  Note and Mortgage in the Trustee's Mortgage Files as provided in the Sale and Servicing Agreement.

                           (c) ADMINISTRATION; REPORTS. In general, to attend to
                  all non-discretionary details in connection with maintaining custody of the Trustee's Mortgage Files on behalf of the Trustee. In addition, the Custodian shall assist the Trustee generally in the preparation of reports to Noteholders and to Certificateholders or to regulatory bodies to the extent necessitated by the Custodian's custody of the Trustee's Mortgage Files.

                  4. ACCESS TO RECORDS. The Custodian shall permit the Trustee or its duly authorized representatives, attorneys or auditors and those persons permitted access pursuant to Section 4.13 of the Sale and Servicing Agreement to inspect the Trustee's Mortgage Files and the books and records maintained by the Custodian pursuant hereto at such times as they may reasonably request, subject only to compliance with the terms of the Sale and Servicing Agreement.

                  5. INSTRUCTIONS; AUTHORITY TO ACT. The Custodian shall be deemed to have received proper instructions with respect to the Trustee's Mortgage Files upon its receipt of written instructions signed by a Responsible Officer of the Trustee. A certified copy of a resolution of the Board of Directors of the Trustee may be accepted by the Custodian as conclusive evidence of the authority of any such officer to act and may be considered as in full force and effect until receipt of written notice to the contrary by the Custodian from the Trustee. Such instructions may be general or specific in terms.

                  6. INDEMNIFICATION BY THE CUSTODIAN. The Custodian agrees to indemnify the Trustee for any and all liabilities, obligations, losses, damages, payments, costs or expenses, including attorneys' fees, of any kind whatsoever which may be imposed on, incurred by or asserted against the Trustee as the result of any act or omission in any way relating to the maintenance and custody by the Custodian of the Trustee's Mortgage Files; provided, however, that the Custodian shall not be liable for any portion of any such amount resulting from the gross negligence or wilful misconduct of the Trustee.

                  7. ADVICE OF COUNSEL. The Custodian and the Trustee further agree that the Custodian shall be entitled to rely and act upon advice of counsel with respect to its performance hereunder as Custodian and shall be without liability for any action reasonably taken pursuant to such advice, provided that such action is not in violation of applicable Federal or State law. This paragraph shall not negate the Custodian's obligations under paragraph 6 above.

                  8. EFFECTIVE PERIOD, TERMINATION AND AMENDMENT, AND INTERPRETIVE AND ADDITIONAL PROVISIONS. This Agreement shall become effective as of the date hereof and shall continue in full force and effect until terminated as hereinafter provided, and may be amended at any time by mutual agreement of the parties hereto. This Agreement may be terminated by either party in a writing delivered or mailed, postage prepaid, to the other party, such termination to take effect no sooner than sixty (60) days after the date of such delivery or mailing. Concurrently with, or as soon as practicable after, the termination of this Agreement, the Custodian shall redeliver the Trustee's Mortgage Files to the Trustee at such place as the Trustee may reasonably designate. In connection with the administration of this Agreement, the Custodian and the Trustee may agree from time to time upon the interpretation of the provisions of this Agreement as may in their opinion by consistent with the general tenor and purposes of this Agreement, any such interpretation to be signed and annexed hereto.

                  9. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                   10. NOTICES. Notices and other writings shall be delivered or mailed, postage prepaid, to the Trustee at ___
- ---------------------------------------------------------, Attention:
____________________________________, or to the Custodian at,
_________________________________________, Attention: __________; or to such other address as the Trustee or the Custodian may hereafter specify in writing. Notices or other writings shall be effective only upon actual receipt by the parties.

                  11. BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the Trustee and the Custodian and their respective successors and assigns. Concurrently with the appointment of a successor trustee as provided in Section ________ of the Sale and Servicing Agreement, the Trustee and the Custodian shall amend this Agreement to make said successor trustee the successor to the Trustee hereunder.

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by a duly authorized officer as of the day and year first above written.

                              ----------------------------------------
                              as Trustee under the Sale and
                              Servicing Agreement referred to above


                              By:--------------------------------------
                              Custodian                        , as


                              By:--------------------------------------

                                    EXHIBIT J

                               CUSTODIAL AGREEMENT
                           (TMS Asset Backed Notes and
                    Asset Backed Certificates, Series 199_-_)


                                               Dated _____ __, 199_


                  _____________, a national banking association headquartered in
____________________, as co-trustee (the "Co-Trustee"), and
__________________________, a national banking association headquartered in
___________________, as custodian ("Custodian"), agree as follows:

                  WHEREAS, the Trustee, the Originators and The Money Store Inc. ("TMS") have entered into a Sale and Servicing Agreement dated as of ________ __, 199_ (the "Sale and Servicing Agreement") relating to TMS Asset Backed Notes and Asset Backed Certificates, Series 199_-_, (the applicable provisions of which Sale and Servicing Agreement have been accepted and agreed to by the Co-Trustee and the Custodian in connection with The FHA Loans) pursuant to which the Originators transferred, assigned, set-over and otherwise conveyed to the Trustee (or, in connection with the FHA Loans, to the Co-Trustee), without recourse, all of the Originator's right, title and interest in and to the mortgage loans identified in Exhibit E to the Sale and Servicing Agreement, including the FHA Loans; and

                  WHEREAS, the Co-Trustee wishes to appoint the Custodian to hold the Trustee's Mortgage Files relating to the FHA Loans as its custodian:

                  WITNESSETH THAT:

                  In consideration of the premises and of the mutual agreements herein contained, the Custodian and the Co-Trustee agree as follows:

                  1. APPOINTMENT AS CUSTODIAN; ACKNOWLEDGEMENT OF RECEIPT. Subject to the terms and conditions herein, the Co-Trustee hereby appoints the Custodian, and the Custodian hereby accepts such appointment, as its custodian to maintain custody of the Trustee's Mortgage Loan Files relating to the FHA Loans. The Custodian hereby acknowledges that it has possession of the Trustee's Mortgages Files relating to the FHA Loans, except as noted on the document exception listing previously delivered to TMS or to be delivered to TMS and the Co- Trustee in accordance with the Sale and Servicing Agreement.

                  2. CUSTODIAL ACCOUNT. The Custodian agrees to open a segregated custody account in the Co-Trustee's name with itself at its office in St. Paul, Minnesota or at such other of its offices in the State of Minnesota as shall from time to time be identified to the Co-Trustee upon 30 days' prior written notice, where the Trustee's Mortgage Files relating to the FHA Loans will be held on behalf of the Co-Trustee.

                  3. DUTIES OF CUSTODIAN. As Custodian, the Custodian shall have and perform the following powers and duties:

                  (a) SAFEKEEPING. The Custodian will hold the
Trustee's Mortgage Files relating to the FHA Loans on behalf of the Co-Trustee. The Custodian will promptly report to the Co-Trustee any failure on its part to hold the Trustee's Mortgage Files relating to the FHA Loans as herein provided and promptly take appropriate action to remedy any such failure.

                  (b) ACCESS TO TRUSTEE'S MORTGAGE FILES. The Custodian will, subject to security requirements of the Custodian applicable to its own employees having access to similar records held by the Custodian and such regulations as may be reasonably imposed by the Custodian, permit TMS, the Co-Trustee or the Servicer or any of their duly authorized representatives, attorneys or auditors to inspect the Trustee's Mortgage Files relating to the FHA Loans at such times as the Co-Trustee may reasonably request.

                  (c) RELEASE OF DOCUMENTS. The Custodian will release any FHA Loan to the Servicer for servicing by the Servicer or to TMS for purchase by TMS, all as provided in the Sale and Servicing Agreement.

                  (d) ADMINISTRATION; REPORTS. The Custodian will, in general, attend to all non-discretionary details in connection with maintaining custody of the Trustee's Mortgage Files relating to the FHA Loans on behalf of the Co-Trustee. In addition, the Custodian shall assist TMS, the Co-Trustee and the Servicer generally in the preparation of routine reports to Noteholders and to Certificateholders or to regulatory bodies, if any, to the extent necessitated by the Custodian's custody of the Trustee's Mortgage Files relating to the FHA Loans.

                  4. INSTRUCTIONS; AUTHORITY TO ACT. The Custodian shall be deemed to have received proper instructions with respect to the Trustee's Mortgage Files relating to the FHA Loans upon its receipt of written instructions signed by a Responsible Officer of the Co-Trustee. A certified copy of a resolution of the Board of Directors of the Co-Trustee may be received and accepted by the Custodian as conclusive evidence of the authority of any such officer to act and may be considered as in full force and effect until receipt of written notice to the contrary by the Co-Trustee. Such instructions may be general or specific in terms.

                   5. CUSTODIAL FEE. For its services under this Agreement, the Custodian shall be entitled to reasonable compensation out of the Co-Trustee's fees received pursuant to the Sale and Servicing Agreement.

                  6. INDEMNIFICATION BY THE CUSTODIAN. The Custodian agrees to indemnify the Co- Trustee for any and all liabilities, obligations, losses, damages, payments, costs or expenses, including attorneys' fees, of any kind whatsoever which may be imposed on, incurred by or asserted against the Co-Trustee as the result of any act or omission in any way relating to the maintenance and custody by the Custodian of the Trustee's Mortgage Files relating to the FHA Loans; provided, however, that the Custodian shall not be liable for any portion of any such liabilities, obligations, losses, damages, payments or costs due to the misconduct of the Co- Trustee.

                  7. ADVICE OF COUNSEL. The Custodian and the Co-Trustee further agree that the Custodian shall be entitled to rely and act upon advice of counsel with respect to its performance hereunder as Custodian and shall be without liability for any action reasonably taken pursuant to such advice, provided that such action is not in violation of applicable Federal or State law.

                  8. EFFECTIVE PERIOD, TERMINATION AND AMENDMENT, AND INTERPRETIVE AND ADDITIONAL PROVISIONS. This Agreement shall become effective as of the date hereof and shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by the Co-Trustee in a writing delivered or mailed to the Custodian and TMS, postage prepaid, such termination to take effect no sooner than sixty (60) days after the date of such delivery or mailing. Concurrently with, or as soon as practicable after any such termination, the Custodian shall assemble the Trustee's Mortgage Files relating to the FHA Loans and return them to the Co-Trustee at such place as the Co-Trustee may reasonably designate. In connection with the administration of this Agreement, the Custodian and the Co-Trustee may agree from time to time upon the interpretation of the provisions of this Agreement as may in their joint opinion be consistent with the general tenor and purposes of this Agreement, any such interpretation to be signed by all parties and annexed hereto.

                  9. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Minnesota.

                 10. NOTICES. Notices and other writings shall be delivered or mailed, postage prepaid, to the Co-Trustee at
- -------------,------------------------------------------------, Attn: Corporate
Trust Department, or to the Custodian at --------------------------,
- -------------------------------- _______________, Attention:
____________________, or to such other address as the Co-Trustee or the Custodian may hereafter specify in writing, shall be conclusively presumed to have been duly given hereunder to the respective party, whether or not such party receives such notice.

                 11. BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the Co-Trustee and the Custodian and their respective successors and assigns. Concurrently with the appointment of a successor co-trustee as provided in the Sale and Servicing Agreement, the Co-Trustee and the Custodian shall amend this Agreement to make said successor co-trustee the successor to the Co-Trustee hereunder.

                12. TERMS. Capitalized terms not otherwise defined in this Agreement shall have the respective meanings given to them in the Sale and Servicing Agreement.

                                      -------------,
                                      as Co-Trustee under the Sale and
                                      Servicing Agreement  referred to above


                                       By:---------------------------------
                                            Its:---------------------------


                                       By:---------------------------------
                                            Its:---------------------------

                                         --------------------------
                                          as Custodian under the Sale and
                                          Servicing Agreement  referred to above

                                       By:---------------------------------
                                            Its:---------------------------


                                       By:---------------------------------
                                            Its:---------------------------

                                                     EXHIBIT K

                           FORM OF LIQUIDATION REPORT

Customer Name:
Account number:
Original Principal Balance:

1.       Liquidation Proceeds

            Principal Prepayment                        $________
            Property Sale Proceeds                       ________
            Insurance Proceeds                           ________
            Other (Itemize)                              ________

               Total Proceeds                                         $_______

2.       Servicing Advances                                   $________
         Monthly Advances                                      ________

                Total Advances                                        $_______

3.       Net Liquidation Proceeds $_______ (Line 1 minus Line 2)

4.       Principal Balance of the Mortgage
           Loan on date of liquidation                                $_______

5.       Realized (Loss) or Gain $_______ (Line 3 minus Line 4)

                                    EXHIBIT L


FORM OF DELINQUENCY REPORT

DELINQUENCY AND FORECLOSURE INFORMATION

REO                          FORECLOSURES
   OUTSTANDING    #     #OF          # OF OUTSTANDING     #OF OUTSTANDING
INVESTOR DOLLARS  ACCT RANGES  AMOUNT ACCTS. PCT ACCTS DOLLARS  %ACCTS DOLLARS%

           1 TO 29 DAYS
           30 TO 59 DAYS
           60 TO 89 DAYS

           90 AND OVER
           TOTALS

                                    EXHIBIT M

                     SERVICER'S MONTHLY COMPUTER TAPE FORMAT


         The computer tape to be delivered to the Trustee pursuant to Section _____ shall contain the following information for each Mortgage Loan as of the related Record Date:

         1.       Name of the Mortgagor, address of the Mortgaged
                  Property and Account Number.

         2.       The LTV as of the origination date of the Mortgage Loan.

         3.       The Due Date.

         4.       The Mortgage Loan Original Principal Balance.

         5.       The Mortgage Interest Rate.

         6.       The Monthly Payment.

         7. The date on which the last payment was received and the amount of such payment segregated into the following categories; (a) total interest received (including Servicing Fee, Contingency Fee and Excess Spread); (b) Servicing Fee and Contingency Fee;
                  (c) Excess Spread; (d) The amount equal to total interest received minus Servicing Fee, Contingency Fee and
                  Excess Spread; (e) principal and Excess Payments received; (f) Curtailments received; and
                  (g) Principal Prepayments received.

         8.       The Mortgage Loan Principal Balance.

         9.       The Mortgage Note maturity date.

         10. A "Delinquency Flag" noting that the Mortgage Loan is current or delinquent. If delinquent, state the date on which the last payment was received.

         11. A "Foreclosure Flag" noting that the Mortgage Loan is the subject of foreclosure proceedings.

         12.      An "REO Flag" noting that the Mortgage Loan is an REO
                  Property.
         13. A "Liquidated Mortgage Loan Flag" noting that the Mortgage Loan is a Liquidated Mortgage Loan and the Net Liquidation Proceeds received in connection therewith.

         14.      Lifetime Cap.

         15.      Lifetime Floor.

         16.      Periodic Cap.

         17.      Net Funds Cap.

         18. Any additional information reasonably requested by the Trustee.

                                    EXHIBIT N

                             SUB-SERVICING AGREEMENT

               THIS SUB-SERVICING AGREEMENT is made effective as of the ____ day of _____ 199_, by and between The Money Store Inc., a New Jersey corporation (the "Servicer") whose principal business address is 2840 Morris Avenue, Union, New Jersey 07083, and each of the entities listed on Schedule A hereto (each an "Originator", and collectively the "Originators").

                                    RECITALS

               1. Each Originator is a wholly-owned subsidiary of the Servicer.

               2. The Servicer, the Originators and ____________________, as trustee (the "Trustee"), are parties to that certain Sale and Servicing Agreement dated and effective as of ________ __, 199_ (the "Sale and Servicing Agreement").

               3. Pursuant to the terms of the Sale and Servicing Agreement, each Originator has transferred those certain Mortgage Loans (as defined in the Sale and Servicing Agreement) listed next to each Originator's name on Schedule B hereto to the Trustee or (in the case of the FHA Loans, Co-Trustee), for the benefit of Noteholders and Certificateholders (as defined in the Sale and Servicing Agreement).

               4. The Originators desire to convey to the Servicer the right to service the Mortgage Loans. As authorized by the Sale and Servicing Agreement, the Servicer desires to enter into a subservicing agreement with each Originator so that each Originator will perform subservicing functions for the Mortgage Loans transferred by it to the Trustee or (in the case of the FHA Loans, Co-Trustee), such subservicing functions to be rendered in compliance with the terms of the Sale and Servicing Agreement.

               5. Each Originator desires to undertake such subservicing and supervision of the Mortgage Loans on the terms and conditions hereinafter set forth.

               NOW, THEREFORE, in consideration of the agreements of the parties herein and other good and valuable consideration, the receipt and sufficiency of which each party hereby acknowledges, and in order in part to induce the Trustee to enter into the Sale and Servicing Agreement and perform its obligations thereunder, the parties agree as follows:

               1. ASSIGNMENT OF SERVICING; SUBSERVICING AGREEMENT. Each Originator hereby assigns, transfers, conveys and sets over to the Servicer, its successors and assigns, all of such Originator's right, title and interest to service the Mortgage Loans listed next to such Originator's name on the schedule furnished by each Originator to the Servicer and dated the date hereof, to have and to hold such rights hereby assigned, conveyed and transferred to the Servicer, for its own use and benefit, and that of its successors and assigns, forever. In consideration of the foregoing assignment, the Servicer hereby appoints each Originator as subservicer with respect to the Mortgage Loans conveyed by each such Originator to the Trustee (or, in the case of the FHA, to the Co-Trustee), each such Originator to service and supervise such Mortgage Loans as provided for herein, such subservicing to commence on the effective date of this Agreement and to terminate as provided for herein. As compensation for such subservicing and supervision, each Originator shall be entitled to an annual fee for each Mortgage Loan serviced, such fee to be computed and paid as set forth on Schedule B hereto. Each Originator, as contract subservicer, shall service and administer the Mortgage Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Originator may deem necessary or desirable; PROVIDED, HOWEVER, that each Originator shall -------- ------- conduct its servicing activities (i) in compliance with and pursuant to the servicing requirements set out in the Sale and Servicing Agreement, as such requirements relate to subservicing rendered thereunder, and (ii) to the extent not inconsistent with such Originator's obligations as an authorized subservicer under the Sale and Servicing Agreement, (x) in accordance with the provisions of
Section 3 hereof and (y) otherwise in accordance with the standards and requirements set forth on Schedule C hereto and subject to applicable Federal, state and local laws and regulations. On or after the date hereof, each Originator shall deliver such appropriately executed and authenticated instruments of sale, assignment, transfer and conveyance to the Servicer, if any, including limited powers of attorney, as the Servicer or its counsel determine to be reasonable in order to accomplish the transfer to the Servicer of such Originator's rights with respect to the servicing.

               2. REPRESENTATIONS AND WARRANTIES. Each Originator represents and warrants as follows:

               2.1 Such Originator is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation. Originator is and at all relevant times has been properly licensed and qualified to transact business in all appropriate jurisdictions, to conduct all activities performed with respect to origination and servicing of the Mortgage Loans and is in good standing in each jurisdiction in which the failure to be in such good standing would have a material, adverse effect on the consummation of the transactions contemplated hereby.

               2.2 Originator has all requisite corporate power, authority and capacity to enter into this Agreement and to perform the obligations required of it hereunder. The execution and delivery of this Agreement by the Originator, and the consummation of the transactions contemplated hereby, have each been duly and validly authorized by all necessary corporate action. This Agreement constitutes the valid and legally binding agreement of Originator enforceable in accordance with its terms, and no offset, counterclaim or defense exists to the full performance of this Agreement, subject to laws respecting bankruptcy, receivership, insolvency and other laws affecting creditors' rights generally.

               2.3 The execution, delivery and performance of this Agreement by Originator, its compliance with the terms hereof and consummation of the transactions contemplated will not violate, conflict with, result in a breach of, constitute a default under, be prohibited by or require any additional approval under its certificate of incorporation, bylaws, or any instrument or agreement to which it is a party or by which it is bound or which affects the servicing conveyed hereunder.

               2.4 Such Originator is the lawful owner of the servicing, has the sole right and authority to transfer the servicing as contemplated hereby, and is not contractually obligated to sell the servicing to any other party. The transfer, assignment and delivery of the servicing in accordance with the terms and conditions of this Agreement shall vest in the Servicer all rights as servicer free and clear of any and all claims, charges, defenses, offsets and encumbrances of any kind or nature whatsoever, including but not limited to those of Originator.

               2.5 With respect to each individual Mortgage Loan for which servicing rights are assigned hereunder, such Originator makes to the Servicer those representations and warranties that are contained in Section 3.02 of the Sale and Servicing Agreement.

               3. ORIGINATOR'S DUTIES. Until the principal, interest and any other amounts due on each Mortgage Loan are paid in full, each Originator shall:

                              A. Proceed diligently to collect all payments due
               under the terms of each Mortgage Loan as they become due.

                              B. Keep a complete and accurate account of and
               properly apply all sums collected by it from the mortgagor on account of each such Mortgage Loan for principal and interest, and upon request, furnish evidence acceptable to the Servicer of all expenditures for taxes, assessments and other public charges and hazard insurance premiums. In the event any Mortgagor fails to make a payment to an Originator required to be made under the terms of any such Mortgage Loan, such Originator will notify the Servicer of such fact within 20 days after the same shall have become due and payable.

                              C. Deposit all funds received in respect of each
               Mortgage Loan in an account in an institution the accounts of which are insured by an agency of the United States government. Unless directed otherwise by the Servicer such account shall be held by a Originator, which shall maintain or shall cause to be maintained detailed records to show the respective interest of each individual mortgagor in the account.

                              D. Pay into the related Principal and Interest
               Accounts (as defined in the Sale and Servicing Agreement) all amounts of principal and interest collected under the Mortgage Loans.

                              E. Submit to the Servicer at least annually an
               accounting of the balances in each such account, if any.

                              F. Perform such other customary duties, furnish
               such other reports and execute such other documents in connection with its duties hereunder as the Servicer from time to time reasonably may require.

               4. ADVANCES BY ORIGINATOR. In the event an Originator, on behalf of the Servicer, makes any advance of principal and/or interest to the holder of a mortgage serviced hereunder before such Originator has received the applicable mortgage payment from any mortgagor, or makes any other advance to protect the security of a mortgage or otherwise (including but not limited to property taxes, special assessments, and hazard insurance premiums), EXCEPT advances related to foreclosure or real estate owned losses (which are covered by Section
8), then the Servicer, promptly upon being billed therefore, shall, at its option, either (i) reimburse such Originator the full amount of all such advances, (ii) credit such amount as a set-off against amounts such Originator may then owe to the Servicer pursuant to this Agreement, (iii) use a combination of such reimbursement and crediting to fully discharge such amount or (iv) forego such reimbursement or crediting with respect to all or a portion of such amount, in which case the amount not reimbursed or offset shall be deemed currently due and payable and, until paid to such Originator, shall bear interest on the average monthly balance thereof at the underlying Mortgage Loan Rate.

               5. ORIGINATOR'S RECORDS; MONITORING OF PROPERTY. Each Originator will during regular business hours make all of its records and files relating to Mortgage Loans covered by this Agreement available for inspection by the Servicer and its authorized agents. In addition, an Originator will use ordinary diligence to ascertain, and will forthwith notify the Servicer of any of the following which might come to the attention of such Originator:

                              A. The vacating of or any change in the occupancy
               of any premises securing a mortgage.

                              B. The sale or transfer of any such premises.

                              C. The death, bankruptcy, insolvency or other
               disability of a mortgagor which might impair ability to repay the Mortgage Loan.

                              D. Any loss or damage in excess of $10,000 to any
               such premises, in which event, in addition to notifying the Servicer, an Originator shall see to it that the insurance companies concerned are promptly notified. For losses or damages of $10,000 or less, the Servicer hereby authorizes an Originator to endorse insurance checks or drafts on behalf of the Servicer. For losses or damages in excess of $10,000, an Originator shall make a report to the Servicer and the Servicer retains the right to endorse any insurance drafts related to such loss or damage.

                  E. Any lack of repair or any other deterioration or waste suffered or committed in respect to the premises covered by any mortgage.

It is understood and agreed, however, that no notice need be given to the Servicer of any facts other than those of which an Originator has actual notice, or those of which an Originator would, except for its negligence, have had actual notice.

         6 NO WAIVER, RELEASE OR CONSENT BY ORIGINATOR. An Originator will not waive, modify, release or consent to postponement on the part of the mortgagor of any term or provision of any Mortgage Loan without the consent of the Servicer.

         7. HAZARD INSURANCE. An Originator shall cause to be maintained such fire and hazard insurance as shall be requested by the Servicer pursuant to Sections 4.07 and 4.08 of the Sale and Servicing Agreement.

         8. FORECLOSURE AND REAL ESTATE OWNED. An Originator will assist in the foreclosure or other acquisition of the property securing any Mortgage Loan and the transfer of such property, pursuant to instruction of the Servicer given under Section 4.10 of the Sale and Servicing Agreement.

         9. TERM; TERMINATION. This Agreement shall commence on the date hereof and shall, subject to earlier termination pursuant to the provisions of this
Section 9, terminate upon the termination of the Sale and Servicing Agreement. This Agreement may be cancelled and terminated (i) at any time hereunder by the Servicer on 10 days notice to an Originator, or (ii) by the Trustee or the Co-Trustee on notice to an Originator, at any time after the Trustee or the Co-Trustee, as the case may be, shall have become the successor servicer with respect to the Mortgage Loans or FHA Loans, as the case may be, pursuant to Sections 10.01 and 10.02 of the Sale and Servicing Agreement. In addition, this Agreement may be cancelled and terminated by the Servicer, by notice to an Originator, if:

               A. An Originator fails in a material respect to perform its obligations hereunder and (i) does not cure or rectify such failure within 45 days or, (ii) if the character of such cure or rectification is such that it cannot reasonably be effected within 45 days, does not commence such cure or rectification within 45 days and complete the same within a commercially reasonable time thereafter, given the circumstances.

               B. An Originator becomes insolvent or bankrupt or is placed under conservatorship or receivership.

               C. An Originator assigns or attempts to assign its rights and obligations hereunder, without written consent of the Servicer, provided that any assignment, transfer or other conveyance of an Originator's rights and obligations hereunder that occurs as a result of a merger, consolidation, reorganization, name change or acquisition of or involving an Originator shall not be construed as an assignment (or attempted assignment) under the provisions of this Section 9.C.

Upon termination of this Agreement, an Originator will account for and turn over to the Servicer all funds collected under each Mortgage Loan for which said termination is effective, less only the compensation, fees and reimbursements then due an Originator, and will deliver to the Servicer or its designee all records and documents relating to each such mortgage.

               10. COMPLIANCE WITH LAWS, RULES AND REGULATIONS. Each Originator will comply with, and will use all reasonable efforts to cause each Mortgagor to comply with, all applicable state and federal rules and regulations or requirements including those requiring the giving of notices.

               11. FIDELITY, ERRORS AND OMISSIONS INSURANCE, ETC. Each Originator agrees to be responsible, at no expense to the Servicer, for seeing to it that at all times, while this Agreement is in force, policies of fidelity, fire, and extended coverage, theft, forgery, and errors and omissions insurance are maintained in conformity with the Sale and Servicing Agreement. Each Originator will, without demand therefore, provide the Servicer annually, on a date agreeable to the Servicer, a certificate or binder of insurance delineating the various types of insurance carried by such Originator.

               12. MISCELLANEOUS. This document contains the entire agreement between the parties hereto and cannot be modified in any respect except by an amendment in writing signed by each party. The invalidity of any portion of this Agreement shall in no way affect the balance thereof. Any notice permitted or required hereunder shall be in writing and shall be deemed given when hand delivered to an officer or authorized agent of, or when mailed, registered or certified mail, postage prepaid, to Servicer or an Originator at the address of the Servicer set forth above. The captions and headings used in this Agreement are for convenience only, and do not define or limit the terms and provisions of this Agreement. Notwithstanding any provision in this Agreement to the contrary, nothing contained herein shall be deemed an attempt to assign or an assignment of any servicing rights by an Originator to the Servicer if an attempted assignment of the same without the consent of any agency or instrumentality of the United States or a state thereof (a "Regulatory Authority") with jurisdiction over such assignment would constitute a breach of an applicable regulatory requirement or agreement between an Originator and such Regulatory Authority unless and until such consent shall have been obtained. In the event the consent of any Regulatory Authority is required to authorize the conveyance of any or all of the servicing to be conveyed hereunder and such consent shall not have been granted prior to the occurrence of Servicer Default under Section
10.01 of the Sale and Servicing Agreement, then upon the occurrence of an Event of Default, each Originator shall enter into an agreement with the Trustee (or, in the case of the FHA Loans, the Co-Trustee), which agreement shall be in form and substance satisfactory to the Trustee (or, in the case of the FHA Loans, the Co-Trustee) and its counsel, which recognizes the Trustee (or, in the case of the FHA Loans, the Co-Trustee) as the successor servicer of the Mortgage Loans as provided for by such Section 10.01, and shall continue to subservice the Mortgage Loans or shall convey such subservicing at the election and upon the direction of the Trustee (or, in the case of the FHA Loans, the Co-Trustee).

         IN WITNESS WHEREOF, each party has caused this instrument to be signed in its corporate name on its behalf by its proper officials duly authorized as of the day and year first above written.
                                                     SERVICER:

ATTEST:                                     The Money Store Inc.

By: ______________________                  By: ______________________________
    Philip Arem                                  Harry Puglisi
       Assistant Secretary                        Treasurer

                                             [LIST OF ORIGINATORS]


ATTEST:

By: _______________________                  By: ______________________________
Philip Arem                                       Harry Puglisi
    Assistant Secretary           Treasurer

                                   SCHEDULE A


[List of Originators]

                                   SCHEDULE B

      Each Originator shall receive 25 basis points as compensation for servicing hereunder as well as other servicing fees as permitted.

ORIGINATORS                                         MORTGAGE LOANS TRANSFERRED

[List of Originators]

                                   SCHEDULE C

1. Make telephone contact with any Mortgagor whose account is either a first payment default or delinquent 9-29 days.

2.    Confirm telephone contacts as necessary.

3.    Contact, in writing, each Mortgagor who can not be contacted.

4.    Send a "default" letter to any Mortgagor who is 30 days delinquent.

5.    Commence foreclosure proceedings after 60 days delinquency.

6. Obtain legal counsel where appropriate including in foreclosure matter commenced by prior lienholders and bankruptcy matters.

7.    Monitor all outside counsel and proceedings.

8.    Monitor loans for continuing performance.

                                    EXHIBIT O

                  PRICES FOR LOW INTEREST POOL I MORTGAGE LOANS